Securities Act Registration No. 333-181176

Investment Company Act Registration No. 811-22696

As filed with the Securities and Exchange Commission on July 12, 2016

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 ☒

☐ Pre-Effective Amendment No.

☒ Post-Effective Amendment No. 48

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 ☒

☒ Amendment No. 51

Victory Portfolios II

(Exact Name of Registrant as Specified in Charter)

4900 Tiedeman Road, 4th Floor, Brooklyn, OH 44144

(Address of Principal Executive Offices)(Zip Code)

(877) 660-4400

(Registrant’s Telephone Number, including Area Code)

Delaware Corporation Organizers, Inc.

1201 North Market Street, 18th Floor

P.O. Box 1347

Wilmington, DE 19801

(Name and Address of Agent for Service)

With copy to:

Jay G. Baris

Morrison & Foerster LLP

250 West 55th Street

New York, New York, 10019

212-468-8053 (phone)

Approximate date of proposed public offering: As soon as practicable after the effective date of the Registration Statement.

It is proposed that this filing will become effective:

☒	Immediately upon filing pursuant to paragraph (b)

☐	On (date) pursuant to paragraph (b)

☐	60 days after filing pursuant to paragraph (a)(1)

☐	On (date) pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	On (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

☐ This post-effective amendment designates a new effective date for a previously filed post-effective amendment

  July 12, 2016

Prospectus

Victory CEMP Global High Dividend Defensive Fund

(formerly Victory CEMP Multi-Asset Growth Fund)

Class A   LTGAX

Class C   LTGCX

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the Fund's securities or determined whether this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

CompassEMPFunds.com

800-539-FUND
(800-539-3863)

Victory
Funds

Table of Contents

Fund Summary
Investment Objective	1
Fees and Expenses	1
Principal Investment Strategy	3
Principal Risks	3
Investment Performance	5
Management of the Fund	6
Purchase and Sale of Fund Shares	7
Tax Information	7
Payments to Broker-Dealers and Other Financial Intermediaries	7
Additional Fund Information	8
Investments	9
Risk Factors	10
Investing with Victory	13
Organization and Management of the Fund	14
Share Price	15
Choosing a Share Class	16
How to Buy Shares	20
How to Exchange Shares	23
How to Sell Shares	25
Distribution and Service Plans	27
Dividends, Distributions, and Taxes	28
Important Fund Policies	30
Other Service Providers	33
Financial Highlights	34
Victory CEMP Global High Dividend Defensive Fund	35

Victory CEMP Global High Dividend Defensive Fund Summary

Investment Objective

The Victory CEMP Global High Dividend Defensive Fund's (the "Fund") objective is to achieve long-term capital appreciation and dividend income.

Fund Fees and Expenses

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Victory Funds. More information about these and other discounts is available from your Investment Professional and in Investing with Victory on page 13 of the Fund's Prospectus and in Additional Purchase, Exchange and Redemption Information on page 48 of the Fund's Statement of Additional Information (SAI).

Shareholder Fees (fees paid directly from your investment)	Class A	Class C
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	NONE
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of purchase or sale price)	NONE[1]	1.00%[2]
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.00%	0.00%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%
Other Expenses[3]	0.60%	0.41%
Acquired Fund Fees and Expenses	0.71%	0.71%
Total Annual Fund Operating Expenses[4]	1.56%	2.12%

1A contingent deferred sales charge of 0.75% may be imposed on Class A shares with respect to purchases of $1,000,000 or more that are redeemed within 12 months of purchase. For additional information, see Choosing a Share Class beginning on page 16 of the Prospectus.

2The Class C contingent deferred sales charge applies only to shares sold within 12 months of purchase.

3Restated to reflect current contractual fees as a result of changes in certain Fund service providers, including the transfer agent.

4The Adviser has contractually agreed to waive its management fee and/or reimburse expenses through at least October 31, 2017 so that the total annual fund operating expenses after fee waiver and expense reimbursement (excluding acquired fund fees and expenses and certain other items such as interest, taxes and brokerage commissions) do not exceed 1.73% and 2.48% of the Fund's Class A and Class C shares, respectively. The Adviser is permitted to recoup advisory fees waived and expenses reimbursed by it or by the Fund's predecessor adviser for up to three years after the fiscal year in which the waiver or reimbursement took place, subject to the lesser of any operating expense limits in effect at the time of the original waiver or expense reimbursement or at the time of recoupment. This agreement may only be terminated by the Fund's Board of Trustees.

1

Victory CEMP Global High Dividend Defensive Fund Summary (continued)

Fund Fees and Expenses (continued)

Example:

The following example is designed to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods shown and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The amounts shown reflect the fee waiver/expense reimbursement in place through October 31, 2017. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	1 Year	3 Years	5 Years	10 Years
Class A	$725	$1,039	$1,376	$2,325
Class C (if you sell your shares at the end of the period.)	$315	$664	$1,139	$2,452

The following example makes the same assumptions as the example above, except that it assumes you do not sell your shares at the end of the period.

Class	1 Year	3 Years	5 Years	10 Years
Class C	$215	$664	$1,139	$2,452

Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 32.3% of the average value of its portfolio.

2

Victory CEMP Global High Dividend Defensive Fund Summary (continued)

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing primarily in a mix of underlying mutual funds and exchange-traded funds ("ETFs") (the "Underlying Funds"), including affiliated Underlying Funds ("Victory Funds") advised by the Fund's investment adviser, Victory Capital Management Inc. (the "Adviser").

The Fund will strategically allocate its assets among Underlying Funds that invest for dividend income, capital appreciation, or both, across a broad range of global equities including, but not limited to, U.S., international and emerging markets stocks. Through its investment in Underlying Funds, the Fund may invest in preferred stock, futures and foreign currencies.

The Underlying Funds in which the Fund invests primarily include Victory Funds that are designed to track unmanaged, volatility weighted indexes created by the Adviser (the "CEMP Indexes"). The CEMP Indexes attempt to enhance returns by allocating assets based on the "volatility" of the securities included in the index. That is, the CEMP Indexes are generally designed to increase their weighting, or composition, in securities of companies that are less volatile, and decrease their weighting, or composition, in securities of companies that are more volatile.

Through its selection of Underlying Funds, the Fund seeks exposure in particular to the High-Dividend CEMP Indexes, which are dividend-focused CEMP Indexes comprised of the highest dividend yielding stocks in different asset classes.

The Fund also invests a portion of its assets in Underlying Funds that track the Long/Cash CEMP Indexes, which are CEMP Indexes that utilize a long/cash methodology to reduce exposure to equities during periods when markets are volatile. During periods of significant market declines, the Long/Cash CEMP Indexes will reduce exposure to the equity markets by liquidating a portion of the index to cash during times when the stock markets are volatile and reinvest when market prices have rebounded or have further declined. The term "Defensive" in the Fund's name refers to investments in the Underlying Funds that track the Long/Cash CEMP Indexes.

Under normal circumstances, the Fund invests at least 40% of its assets in companies organized in multiple countries outside of the U.S., either directly or indirectly through the Underlying Funds. The Fund considers a company to be outside of the U.S. if it is organized or domiciled in a foreign country and its stock principally trades on a foreign exchange. For Underlying Funds that invest primarily in foreign markets by tracking a Long/Cash CEMP Index, such Underlying Funds will liquidate a portion of their investments in equity securities during periods of significant market decline and hold as much as 75% of their portfolios in cash or cash equivalents.

When selecting Underlying Funds for investment, the Adviser does not take into consideration the market capitalization of the equity securities in which the Underlying Funds invest and, therefore, the Fund's investment may include small-, mid- and large-capitalization securities.

The Adviser may sell an Underlying Fund if it no longer provides the Fund with the intended exposure to the asset class or if it deviates meaningfully from its underlying index.

There is no guarantee that the Fund will achieve its objective.

Principal Risks of Investing in the Fund

The Fund's investments are subject to the following principal risks, either directly or indirectly through investment in the Underlying Funds:

■  Conflict of Interest Risk. The Fund invests in Victory Funds, unaffiliated Underlying Funds, or a combination of both, which may create conflicts of interest.

■  Currency Risk. The Fund's net asset value could decline as a result of changes in the exchange rates between foreign currencies and the U.S. dollar.

■  Defensive Positioning Risk. There is no guarantee that a Long/Cash CEMP Index's prescribed liquidation and reinvestment strategy, if employed, will be successful.

■  Dividend Strategy Risk. The Fund's high dividend strategy may not be successful. Dividend paying stocks may fall out of favor relative to the overall market.

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Victory CEMP Global High Dividend Defensive Fund Summary (continued)

■  Emerging Market Risk. Emerging market countries may have relatively unstable governments, weaker economies, and less-developed legal systems with fewer security holder rights, and typically involve more risk.

■  Equity Risk. The value of the equity securities in which the Fund invests may decline in response to developments affecting individual companies and/or general economic conditions. Price changes may be temporary or last for extended periods.

■  ETF Structure Risks. The Fund may invest in Underlying Funds, which may include ETFs. As a result, the Fund is subject to special risks, including trading and liquidity issues; market price variance risk; and concentration risks with respect to those entities that are authorized to create and redeem an ETF's shares.

■  Foreign Risk. Special risks associated with investments in foreign markets may include less liquidity, greater volatility, less developed or less efficient trading markets, lack of comprehensive company information, political instability and differing auditing and legal standards.

■  Futures Risk. The Fund's use of futures contracts exposes the Fund to leverage and tracking risks because a small investment in futures contracts may produce large losses and futures contracts may not be perfect substitutes for securities.

■  Investment Company Risk. The Fund's ability to achieve its investment objective may be directly related to the ability of any Underlying Fund (including ETFs) held by the Fund to meet its investment objectives. In addition, shareholders of the Fund will indirectly bear the fees and expenses of the Underlying Fund.

■  Liquidity Risks. Liquidity risk exists when particular investments of the Fund would be difficult to purchase or sell, possibly preventing the Fund from selling such illiquid securities at an advantageous time or price, or possibly requiring the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations.

■  Management Risk. The Adviser's asset selection methodology may produce incorrect judgments about the value of a particular asset and may not produce the desired results.

■  Passive Investment/Index Risk. A Victory Fund designed to track a CEMP Index is not actively managed and does not, therefore, seek returns in excess of the CEMP Index. The Adviser will not buy or sell shares of an equity security due to current or projected performance of a security, industry or sector, unless that security is added to or removed, respectively, from the CEMP Index. A Victory Fund may not be able to effectively track the performance of its CEMP Index.

■  Preferred Stock Risk. The value of preferred stocks will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of preferred stock. Preferred stocks are also subject to credit risk, which is the possibility that an issuer of preferred stock will fail to make its dividend payments.

■  Smaller Capitalization Stock Risk. The earnings and prospects of small- and mid-sized companies are more volatile than larger companies. Small and mid-sized companies may experience higher failure rates than larger companies and normally have a lower trading volume than larger companies.

You may lose money by investing in the Fund. The likelihood of loss may be greater if you invest for a shorter period of time.

An investment in the Fund is not a bank deposit, and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

By itself, the Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather changes in the value of their investment.

4

Victory CEMP Global High Dividend Defensive Fund Summary (continued)

Performance:

The bar chart and table that follow indicate the risks of investing in the Fund. We assume reinvestment of dividends and distributions.

The table shows how the average annual total returns for Class A and Class C shares of the Fund, including applicable maximum sales charges, compare to a broad measure of market performance. We calculate after-tax returns using the historical highest individual federal marginal income tax rates and we do not reflect the effect of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant if you own your Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only one class and after-tax returns for other classes will vary. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available on the Fund's website at CompassEMPFunds.com.

The performance figures below reflect the historical performance of a series of Mutual Fund Series Trust, a separate registered investment company (the "Predecessor Fund"), which was reorganized into the Fund on March 29, 2013. The Fund's performance has not been restated to reflect any differences in the expenses of the Predecessor Fund. The Predecessor Fund commenced operations on December 31, 2008. Effective July 12, 2016 the Fund modified its investment objective and principal investment strategy. Historical performance of the Fund may have been different if its current investment objective and strategy had been in place prior to that date.

Calendar Year Returns for Class A Shares

(Results do not include a sales charge. If one were included, results would be lower.)

Best Quarter:  6/30/09  18.04%

Worst Quarter:  3/31/09  -10.21%

The year-to-date total return of the Fund's Class A shares as of June 30, 2016 was 5.85%.

5

Victory CEMP Global High Dividend Defensive Fund Summary (continued)

Average Annual Total Returns			Since Inception
(For the periods ended 12/31/15)	1 Year	5 Years	(12/31/2008)
Class A returns before taxes	-10.24%	0.91%	5.37%
Class A returns after taxes on distributions	-15.56%	-2.12%	2.78%
Class A returns after taxes on distributions and sale of fund shares	-1.93%	-0.07%	3.54%
Class C returns before taxes	-6.24%	1.32%	5.44%
MSCI ACWI Index[1] reflects no deduction for fees, expenses or taxes	-2.36%	6.09%	10.71%
S&P 500 Index[1] reflects no deduction for fees, expenses or taxes	1.38%	12.57%	14.81%

1The Fund has selected the MSCI ACWI Index as a benchmark in place of the S&P 500 Index because the portfolio manager believes the MSCI ACWI Index is a better representation of the Fund's investment strategy.

Management of the Fund:

Investment Adviser:

Victory Capital Management Inc. ("Adviser") serves as the Fund's investment adviser. The portfolio managers primarily responsible for day-to-day management of the Fund are members of the Adviser's CEMP investment team (referred to as an investment franchise).

Portfolio Managers:

Stephen Hammers is a Chief Investment Officer (CEMP) of the Adviser and has been a Portfolio Manager of the Fund since its inception in 2008.

David Hallum is a Portfolio Manager of the Adviser and has been a Portfolio Manager of the Fund since 2012.

Dan Banaszak is a Portfolio Manager of the Adviser and has been a Portfolio Manager of the Fund since 2012.

Alex Pazdan is a Portfolio Manager of the Adviser and has been a Portfolio Manager of the Fund since 2012.

Rob Bateman is a Portfolio Manager of the Adviser and has been a Portfolio Manager of the Fund since 2012.

6

Victory CEMP Global High Dividend Defensive Fund Summary (continued)

Purchase and Sale of Fund Shares:

The minimum initial purchase is $2,500 for regular accounts and $1,000 for IRAs, gifts to minors, and purchases through an automatic investment plan. The minimum subsequent investment is $50. We may reduce or waive the minimums in some cases.

You may redeem your shares on any day the Fund is open for business. Redemption requests may be made by telephone (with prior appropriate approval) or by mail.

When you buy and redeem shares, the Fund will price your transaction at the next-determined net asset value (NAV) after the Fund receives your request in good order, which means that your request contains all the required documentation, and that all documents contain required signatures or signature guarantees from a financial institution.

Tax Information:

The Fund's distributions are taxable whether you receive them in cash, additional shares of the Fund or you reinvest them in shares of another Victory Fund, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Taxes may be imposed on withdrawals from tax-deferred arrangements.

Payment to Broker-Dealers and Other Financial Intermediaries:

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services for investments in all classes. These payments may create a conflict of interest by influencing the financial intermediary and its salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

7

Additional Fund Information

The Victory CEMP Global High Dividend Defensive Fund (the "Fund") is managed by the Adviser, who also manages other funds, each having distinct investment management objectives, strategies, risks, and policies. Together, these funds are referred to in this Prospectus as the Victory Funds or, more simply, the "Funds".

The Fund's investment objective is a non-fundamental policy and may be changed, without shareholder approval, by the Board of Trustees upon 60 days' written notice to shareholders.

Though not a principal investment strategy, for cash management or for temporary defensive purposes in response to market conditions, the Fund may hold all or a portion of its assets in cash, short-term money market instruments or a money market fund. This may reduce the benefit from any upswing in the market and may cause the Fund to fail to meet its investment objective.

8

Investments

The following describes the types of securities the Fund, or an Underlying Fund in which the Fund invests, may purchase under normal market conditions to achieve its principal investment strategy.

Investment Companies

Securities of other investment companies, including exchange-traded funds (ETFs). ETFs are investment companies that are bought and sold on a securities exchange.

Foreign Securities

Can include common stock, preferred stock, and securities convertible into stock of non-U.S. corporations.

U.S. Equity Securities

Can include common stock, preferred stock, and securities that are convertible or exchangeable into common stock of U.S. corporations.

Futures

From time to time, the Fund may invest in futures contracts, which are a type of derivative. Derivatives are financial contracts whose value is based on an underlying security or asset, a currency exchange rate, an interest rate or a market index. Many types of instruments representing a wide range of potential risks and rewards are derivatives, including but not limited to futures contracts and options on futures contracts. The Fund may, but is not required to, use futures contracts for cash management (attempting to remain fully invested while maintaining liquidity) or to gain exposure to an investment in a manner other than investing in the asset directly. The Fund will not use futures contracts for speculative purposes.

The Fund or an Underlying Fund in which the Fund invests may use several types of investments or investment techniques in pursuing its overall investment objective. The following describes the types of securities or the investment techniques a fund may employ but the Adviser does not consider them to be a part of the Fund's principal investment strategies. Additional types of securities and strategies that the Fund or Underlying Funds may utilize are included in the Fund's SAI.

Securities Lending

To enhance the return on its portfolio, the Fund may lend portfolio securities to brokers, dealers and financial institutions to realize additional income under guidelines adopted by the Board. Each loan will be secured continuously by collateral in the form of cash, high quality money market instruments or securities issued by the U.S. government or its agencies or instrumentalities.

9

Risk Factors

By matching your investment objective with an acceptable level of risk, you can create your own customized investment plan.

The following describes the principal risks that you may assume as an investor in the Fund, either directly or indirectly through investment in the Underlying Funds.

■  Conflict of Interest Risk. The Fund invests in the Victory Funds, unaffiliated Underlying Funds, or a combination of both. The Adviser, therefore, is subject to conflicts of interest in allocating the Fund's assets among the Underlying Funds. The Adviser will receive more revenue to the extent it selects a Victory Fund rather than an unaffiliated Underlying Fund for inclusion in the Fund's portfolio. In addition, the Adviser may have an incentive to allocate the Fund's assets to those Victory Funds for which the net advisory fees payable to the Adviser are higher than the fees payable by other Victory Funds.

■  Currency Risk. The Fund's net asset value could decline as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. Additionally, certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal and interest to investors located outside the country, due to blockage of foreign currency exchanges or otherwise.

■  Defensive Positioning Risk. Because a Long/Cash CEMP Index's allocation to cash versus securities is determined at month-end, there is a risk that the CEMP Index, and thus the Victory Fund tracking such index, will not react to changes in market conditions that occur between reallocations. The Victory Fund will incur transaction costs and potentially adverse tax consequences in the event the CEMP Index allocates to cash. There is no guarantee that the CEMP Index's prescribed liquidation and reinvestment strategy, if employed, will be successful.

■  Dividend Strategy Risk. The Fund's high dividend strategy may not be successful. Dividend paying stocks may fall out of favor relative to the overall market.

■  ETF Structure Risks. The Fund may invest in Underlying Funds that are organized as ETFs. As a result, the Fund is subject to special risks, including:

■  Trading Issues. Trading in ETF shares on an exchange may be halted due to market conditions or for reasons that, in the view of the exchange, make trading in shares inadvisable, such as extraordinary market volatility. There can be no assurance that shares will continue to meet the listing requirements of the exchange. There is no guarantee that an active secondary market will develop for shares of an ETF.

■  Market Price Variance Risk. The market prices of ETF shares will fluctuate in response to changes in NAV and supply and demand for shares and will include a "bid-ask spread" charged by the exchange specialists, market makers or other participants that trade the particular security. There may be times when the market price and the NAV vary significantly. This means that shares may trade at a discount or premium to NAV.

■  Authorized Participants Concentration Risk. A limited number of financial institutions ("authorized participants") may be responsible for all or a significant portion of the creation and redemption activity for an ETF. If these firms exit the business or are unable to process creation and/or redemption orders, shares may trade at a premium or discount to NAV.

In addition, lack of liquidity in an ETF could result in an ETF being more volatile than the underlying portfolio of securities.

■  Emerging Market Risk. Emerging market countries may have relatively unstable governments, weaker economies, and less-developed legal systems with fewer security holder rights. Emerging market economies may be based on only a few industries and security issuers may be more susceptible to economic weakness and more likely to default. Emerging market securities also tend to be less liquid.

10

Risk Factors (continued)

■  Foreign Risk. Investing in foreign companies involves certain special risks. For example, compared to U.S. companies, there generally is less publicly available information about foreign companies and there may be less governmental regulation and supervision of foreign companies. Investments in foreign countries could be affected by factors not present in the U.S., including expropriation, confiscation of property, and difficulties in enforcing contracts. These factors can make foreign investments more volatile than U.S. investments.

■  Futures Risk. Futures are subject to the risk that small price movements can result in substantial gains or losses. As with many types of derivatives, futures also entail exposure to counterparty risk, the risk of mispricing or improper valuation and the risk that changes in value of the derivative may not correlate perfectly with the relevant securities, assets or indices. The Fund will "cover" its exposure to futures contracts by segregating or designating liquid assets on its records sufficient to satisfy current payment obligations, which may expose the Fund to the market through both the underlying assets subject to the contract and the assets used as cover. The use of futures contracts may cause the Fund to incur losses greater than those that would have occurred had derivatives not been used.

■  Investment Company Risk. The Fund's ability to achieve its investment objective may be directly related to the ability of any Victory Fund or unaffiliated Underlying Fund (including ETFs) held by the Fund to meet its investment objectives. In addition, shareholders of the Fund will indirectly bear the fees and expenses of the Underlying Fund.

■  Liquidity Risks. Liquidity risk exists when particular investments of the Fund would be difficult to purchase or sell, possibly preventing the Fund from selling such illiquid securities at an advantageous time or price, or possibly requiring the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations.

■  Management Risk. The Adviser's asset selection methodology may produce incorrect judgments about the value a particular asset and may not produce the desired results.

■  Passive Investment/Index Risk. A Victory Fund designed to track a CEMP Index is not actively managed and does not, therefore, seek returns in excess of the CEMP Index. The Adviser will not buy or sell shares of an equity security due to current or projected performance of a security, industry or sector, unless that security is added to or removed, respectively, from its CEMP Index. A Victory Fund may not be able to effectively track the performance of its CEMP Index.

■  Preferred Stock Risk. The value of preferred stocks will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of preferred stock. Preferred stocks are also subject to credit risk, which is the possibility that an issuer of preferred stock will fail to make its dividend payments.

■  Smaller-Capitalization Stock Risk. The earnings and prospects of small- and mid-sized companies are more volatile than larger companies and may experience higher failure rates than larger companies. Smaller-sized companies normally have a lower trading volume than larger companies, which may tend to make their market price fall more disproportionately than larger companies in response to selling pressures and may have limited markets, product lines, or financial resources and lack management experience.

The Fund or an Underlying Fund in which the Fund invests may use several types of investments or investment techniques in pursuing its overall investment objective. The following risks are those that the Adviser does not consider to be principal risks of the Fund. Additional risks are included in the Fund's SAI.

11

Risk Factors (continued)

■  Securities Lending Risk. The risk in lending portfolio securities, as with other extensions of credit, consists of the possibility of loss to the Fund due to (i) the inability of the borrower to return the securities, (ii) a delay in receiving additional collateral to adequately cover any fluctuations in the value of securities on loan, (iii) a delay in recovery of the securities, or (iv) the loss of rights in the collateral should the borrower fail financially. In addition, a fund is responsible for any loss that might result from its investment of the borrower's collateral. In determining whether to lend securities, the Adviser or the Fund's securities lending agent will consider relevant facts and circumstances, including the creditworthiness of the borrower.

An investment in the Fund is not a complete investment program.

12

Investing with Victory

If you are looking for a convenient way to open an account or to add money to an existing account, we can help. The sections that follow will serve as a guide to your investments with the Victory Funds. Choosing a Share Class will help you decide whether it would be more to your advantage to buy Class A or Class C shares of the Fund. The following sections describe how to open an account directly with us, how to access information about your account, and how to buy, exchange and sell shares of the Fund. Note, this information will vary if you invest through a third party such as a brokerage firm and will be dependent on that firm's policies and practices. Consult your Investment Professional for specific details.

We want to make it simple for you to do business with us. If you have questions about any of this information, please call your Investment Professional or one of our customer service representatives at 800-539-3863. They will be happy to assist you.

All you need to do to get started is to fill out an application.

Important information about sales load breakpoints

The Fund charges a front-end sales load on purchases of Class A shares. The sales charge is lower for larger investments. The investment levels required to obtain a reduced sales load are commonly referred to as "breakpoints."

In order to obtain a breakpoint discount, you must inform your Investment Professional at the time you purchase shares of the existence of the other Victory accounts or purchases of Victory Funds that are eligible to be linked for the purpose of calculating the initial sales charge. The Fund or your Investment Professional may ask you for records or other information about other Victory Funds held in your accounts and linked accounts, including accounts opened with a different Investment Professional.

You can find additional information regarding sales charges and their reductions, free of charge, on the Fund's website, CompassEMPFunds.com. Information regarding sales charges is also included in the Fund's Statement of Additional Information ("SAI").

13

Organization and Management of the Fund

The Fund's Board of Trustees has the overall responsibility for overseeing the management of the Fund.

The Investment Adviser

The Fund has an Advisory Agreement with the Adviser. The Adviser is a New York corporation registered as an investment adviser with the Securities and Exchange Commission ("SEC"). The Adviser oversees the operations of the Fund according to investment policies and procedures adopted by the Board of Trustees. As of March 31, 2016, the Adviser managed or advised assets totaling in excess of $33.5 billion for individual and institutional clients. The Adviser's address is 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144.

The Adviser is a multi-boutique asset manager comprised of multiple investment teams, referred to as investment franchises, each of which utilizes an independent approach to investing. CEMP is the investment franchise responsible for management of the Fund.

For the fiscal year ended June 30, 2015, the Adviser was paid advisory fees, before waivers, at an annual rate equal to 0.0% of the average daily net assets of the Fund. A discussion of the Board's most recent considerations in approving the Advisory Agreement is included in the Fund's annual report for the period ended June 30, 2015.

From time to time, the Adviser may voluntarily waive fees and/or reimburse expenses in amounts exceeding those required to be waived or reimbursed under the contractual agreement in place with respect to the Fund.

Portfolio Management

Stephen Hammers, Dan Banaszak, David Hallum, Rob Bateman and Alex Pazdan are Co-Portfolio Managers of the Fund and are jointly responsible for the day-to-day management of the Fund's portfolio.

Mr. Hammers, CIMA®, has been a Chief Investment Officer of the Adviser since 2015. From 2003-2015, Mr. Hammers was a managing partner, co-founder and chief investment officer of Compass Efficient Model Portfolios, LLC, which was acquired by the Adviser in 2015.

Mr. Banaszak, CFA®, has been a Portfolio Manager of the Adviser since 2015. From 2011-2015, Mr. Banaszak was a Portfolio Manager/Analyst of Compass Efficient Model Portfolios, LLC, which was acquired by the Adviser in 2015. From 2010 to 2011, Mr. Banaszak was a futures and options trader with the Chicago Board of Trade and an options trader with Lerner Trading Group from 2007 to 2010.

Mr. Hallum has been a Portfolio Manager of the Adviser since 2015. From 2005-2015, Mr. Hallum was a Portfolio Manager of Compass Efficient Model Portfolios, LLC, which was acquired by the Adviser in 2015.

Mr. Bateman has been a Portfolio Manager of the Adviser since 2015. From 2007-2015, Mr. Bateman was a Portfolio Manager of Compass Efficient Model Portfolios, LLC, which was acquired by the Adviser in 2015. From 2004-2007, Mr. Bateman was a fixed income and futures trader at Stephens, Inc. and at PFIC Securities from 2000 to 2004.

Mr. Pazdan has been a Portfolio Manager of the Adviser since 2015. From 2010-2015, Mr. Pazdan was a Portfolio Manager of Compass Efficient Model Portfolios, LLC, which was acquired by the Adviser in 2015. Mr. Pazdan was also a founding principal of Persistent Capital Management, a Commodity Trading Adviser launched in 2002. Prior to starting Persistent Capital, Mr. Pazdan was a Senior Market Strategist for Eclipse Capital Management, a Commodity Trading Adviser, in St. Louis, Missouri.

The Fund's SAI provides additional information about the portfolio managers' method of compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Fund.

14

Share Price

The Fund calculates its share price, called its NAV, each business day as of the close of regular trading on the New York Stock Exchange ("NYSE"), which is normally 4:00 p.m. Eastern Time, but may be earlier or later on some days. You may buy, exchange, and sell your shares on any business day at a price that is based on the NAV that is calculated after you place your order. A business day is a day on which the NYSE is open.

The Fund prices its investments based on market value when market quotations are readily available. When these quotations are not readily available, the Fund will price its investments at fair value according to procedures approved by the Board of Trustees. The Fund will fair value a security when:

■  Trading in the security has been halted;

■  The market quotation for the security is clearly erroneous due to a clerical error;

■  The security's liquidity decreases such that, in the Adviser's opinion, the market quotation has become stale; or

■  An event occurs after the close of the trading market (but before the Fund's NAV is calculated) that, in the Adviser's opinion, materially affects the value of the security.

The use of fair value pricing may minimize arbitrage opportunities that attempt to exploit the differences between a security's market quotation and its fair value. The use of fair value pricing may not, however, always reflect a security's actual market value in light of subsequent relevant information, and the security's opening price on the next trading day may be different from the fair value price assigned to the security.

Each class of shares of the Fund calculates its NAV by adding up the total value of the investments and other assets of that class, subtracting its liabilities, and then dividing that figure by the number of outstanding shares of the class.

You may be able to find the Fund's NAV each day in The Wall Street Journal and other newspapers. Newspapers do not normally publish fund information until a fund reaches a specific number of shareholders or level of assets. You may also find the Fund's NAV by calling 800-539-3863 or by visiting the Fund's website at Compass EMPFunds.com.

The daily NAV is useful to you as a shareholder because the NAV, multiplied by the number of Fund shares you own, gives you the value of your investment.

15

Choosing a Share Class

An Investment Professional is an investment consultant, salesperson, financial planner, investment adviser, or trust officer who provides you with investment information. Your Investment Professional also can help you decide which share class is best for you. Investment Professionals and other intermediaries may charge fees for their services.

CLASS A

■  Front-end sales charge, as described in this section. There are several ways to reduce or eliminate this charge.

■  A deferred sales charge (CDSC) may be imposed if you sell your shares within twelve months of their purchase.

■  Class A shares also pay ongoing distribution and/or service (12b-1) fees.

■  Lower annual expenses than Class C shares.

CLASS C

■  No front-end sales charge. All your money goes to work for you right away.

■  A deferred sales charge (CDSC) if you sell your shares within twelve months of their purchase.

■  Class C shares also pay ongoing distribution and/or service (12b-1) fees.

■  Higher annual expenses than Class A shares.

Share Classes

The Fund offers Class A and Class C shares. Each share class represents investments in the same portfolio of securities, but each class has its own sales charge and expense structure, allowing you and your Investment Professional to choose the class that best suits your investment needs. When you purchase shares of the Fund, you must choose a share class.

Deciding which share class best suits your situation depends on a number of factors that you should discuss with your Investment Professional, including: how long you expect to hold your investment, how much you intend to invest, and the total expenses associated with each share class.

Also, not all Victory Funds offer all classes of shares, and some classes of shares are available for purchase only by eligible shareholders.

The Fund currently offers only the classes of shares described in this Prospectus. At some future date, the Fund may offer additional classes of shares.

The Fund reserves the right, without notice, to change the eligibility criteria for purchasing a particular share class. For example, a class of shares may be available to purchase only by retirement plans or by institutional investors. The Fund may also waive any applicable eligibility criteria or investment minimums at its discretion.

The Fund or any class may be terminated at any time for failure to achieve an economical level of assets or for other reasons.

16

Choosing a Share Class (continued)

Calculation of Sales Charges for Class A Shares

Class A shares are sold at their public offering price, which is the net asset value ("NAV") plus the applicable initial sales charge. The sales charge percentage decreases as the amount that you invest increases. The current sales charge rates are listed below:

Your Investment in the Fund	Sales Charge as a % of Offering Price	Sales Charge as a % of Your Investment
Up to $49,999	5.75%	6.10%
$50,000 up to $99,999	4.50%	4.71%
$100,000 up to $249,999	3.50%	3.63%
$250,000 up to $499,999	2.50%	2.56%
$500,000 up to $999,999	2.00%	2.04%
$1,000,000 and above*	0.00%	0.00%

*A contingent deferred sales charge (CDSC) of 0.75% may be imposed on certain redemptions of Class A shares purchased without an initial sales charge if any of those shares are redeemed in the first year after purchase. This charge will be based on either the cost of the shares or NAV at the time of redemption, whichever is lower. No CDSC is imposed on shares representing reinvested distributions. You may be eligible for a reduction or waiver of this CDSC under certain circumstances. See the SAI for details. The Fund makes available, free of charge, information relating to sales charges on its website at CompassEMPFunds.com.

Sales Charge Reductions and Waivers for Class A Shares

In order to obtain a Class A sales charge reduction or waiver, you must provide your Investment Professional, financial intermediary or the Fund's transfer agent, at the time of purchase, current information regarding shares of any Victory Funds held in other accounts. Such information must include account statements or other records (including written representations from the intermediary holding the shares) that indicate that a sales charge was paid regarding shares of the Victory Funds held in: (i) all accounts (e.g., retirement accounts) with the Victory Funds and your financial intermediary; (ii) accounts with other financial intermediaries; and (iii) accounts in the name of immediate family household members (spouse or domestic partner and children under 21).

You may reduce or eliminate the sales charge in the following cases:

1.  Purchases sufficient to reach a breakpoint (see Investing with Victory — Important information about sales load breakpoints).

2.  If you anticipate purchasing $50,000 or more of shares of the Fund, or in combination with Class A shares of other Victory Funds (excluding those Funds that do not impose a sales charge), within a 13-month period, you may obtain the shares at the same reduced sales charge as though the total quantity were invested in one lump sum. In order to qualify for the reduced sales charge, you must file a non-binding Letter of Intent (the "Letter") within 90 days of the start of the purchases. Each investment you make after signing the Letter will be entitled to the sales charge applicable to the total investment indicated in the Letter. You must start with a minimum initial investment of at least 5.00% of the total amount you intend to purchase. A portion of the shares purchased under the Letter will be held in escrow until the total investment has been completed. In the event the Letter is not completed, sufficient escrowed shares will be redeemed to pay any applicable front-end sales charges.

3.  Rights of Accumulation allow you to add the value of any Class A shares of the Fund that you already own (excluding shares sold without a sales charge) to the amount of your next Class A investment to determine if your additional investment will qualify for a reduced sales charge.

For historical expense information, see the "Financial Highlights" at the end of this Prospectus.

There are several ways you can combine multiple purchases of Class A shares of the Victory Funds to take advantage of reduced sales charges and, in some cases, eliminate the sales charges.

17

Choosing a Share Class (continued)

The value of the Class A shares you already own will be calculated by using the greater of the current value or the original investment amount.

4.  The Combination Privilege allows you to combine the value of Class A shares you own in accounts of multiple Victory Funds (subject to limitations applicable to certain Victory Funds and excluding shares sold without a sales charge) and in accounts of household members of your immediate family (spouse or domestic partner and children under 21) to achieve a reduced sales charge on your added investment.

5.  The Reinstatement Privilege permits an investor, within 90 days of a redemption of Class A shares of the Fund, to reinvest all or part of the redemption proceeds in the Class A shares of any Victory Fund at the NAV next computed after receipt by the transfer agent of the reinvestment order. No service charge is currently imposed on reinvestment in shares of the Victory Funds.

6.  The Victory Funds will completely waive the sales charge for Class A shares in the following cases:

a.  Purchases of $1,000,000 or more.

b.  Purchases by:

i.  current and retired Victory Fund trustees or officers;

ii.  directors, trustees, employees, and family members of employees of the Adviser or "Affiliated Providers;"* and

iii.  registered broker-dealers, financial intermediaries or their agents or affiliates who have agreements with Victory Capital Advisers, Inc., (the "Distributor"), if the shares are purchased for their own account, purchased for retirement plans of their employees or sold to registered representatives or full-time employees (or their immediate families), provided that such purchase is for one of the foregoing types of accounts.

c.  Purchases for trust or other advisory accounts established with a financial institution and fee-based investment products or accounts.

d.  Reinvestment of proceeds from a liquidation distribution of Class A shares of a Victory Fund held in a deferred compensation plan, agency, trust, or custody account.

e.  Purchases by retirement plans, including Section 401 and 457 plans sponsored by a Section 501(c)(3) organization and certain non-qualified deferred compensation arrangements that operate in a similar manner to qualified plans. Investors nonetheless may be charged a fee if they effect transactions in Class A shares through a broker or agent.

f.  Purchases by participants in the Victory Investment Program.

g.  Purchases by participants in no transaction fee programs offered by certain broker-dealers (sometimes referred to as "supermarkets").

h.  Purchases by financial intermediaries who have entered into an agreement with the Distributor to offer shares to self-directed investment brokerage accounts that may or may not charge a transaction fee to its customers.

i.  Investors that have an investment account with the Adviser.

You should inform the Fund or your broker or other financial intermediary at the time of purchase of the sales charge waiver category which you believe applies.

*Affiliated Providers are affiliates and subsidiaries of the Adviser, and any organization that provides services to the Trust.

18

Choosing a Share Class (continued)

Calculation of Sales Charges for Class C Shares

You will pay a 1.00% CDSC on any Class C shares you sell within 12 months of purchase. The CDSC is based on the current value of the shares being sold or their NAV when purchased, whichever is less. There is no CDSC on shares you acquire by reinvesting your dividends or capital gains distributions. You may be eligible for reduction or waiver of this CDSC under certain circumstances. There is no CDSC imposed when you exchange your shares for Class C shares of another Victory Fund; however, your exchange is subject to the same CDSC schedule that applied to your original purchase.

An investor may, within 90 days of a redemption of Class C shares, reinvest all or part of the redemption proceeds in the Class C shares of any Victory Fund at the NAV next computed after receipt by the transfer agent of the reinvestment order. Class C share proceeds reinstated do not result in a refund of any CDSC paid by the shareholder, but the reinstated shares will be treated as CDSC exempt upon reinstatement. The shareholder must ask the Distributor for such privilege at the time of reinvestment.

To keep your CDSC as low as possible, each time you sell shares we will first sell shares in your account that are not subject to CDSC. If there are not enough of these to meet your sale, we will sell the shares in the order they were purchased.

Individual purchases of $1,000,000 and above will automatically be made in Class A shares of the Fund.

19

How to Buy Shares

Opening an account

If you would like to open an account, you will first need to complete an Account Application.

You can obtain an Account Application by calling Victory Funds Customer Service at 1-800-539-3863. You can also download an Account Application by visiting the Fund's website, CompassEMPFunds.com, and clicking on the Victory Funds Account Application link. Send the completed Account Application, along with a check made payable to the Victory Funds, at the following address:

Victory Funds
P.O. Box 182593
Columbus, OH 43218-2593.

You can also obtain an Account Application by contacting your Investment Professional. When you invest through an Investment Professional, the procedures for buying, selling, and exchanging shares and the account features and policies may differ. In addition to any limitations described in this Prospectus, an Investment Professional or other intermediary may also place other limits on your ability to use the services of the Fund. Sometimes an Investment Professional will charge you for its services. This fee will be in addition to, and unrelated to, the fees and expenses charged by the Fund.

Mutual funds must obtain and verify information that identifies investors opening new accounts. If the Fund is unable to collect the required information, you may not be able to open your account. Additional details about the Fund's Customer Identification Program are available in the section "Important Fund Policies."

If your investment order is accepted by the Fund, an Investment Professional or other intermediary, it will be priced at the NAV next computed as described in the section entitled "Share Price."

If you participate in a retirement plan that offers one of the Victory Funds as an option, please consult your employer for information on how to purchase shares of the Victory Funds through the plan, including any restrictions or limitations that may apply.

Paying for your initial purchase

Make your check payable to The Victory Funds. All checks must be drawn on U.S. banks. If your check is returned as uncollectible for any reason, you will be charged for any resulting fees and/or losses. The Fund does not accept cash, money orders, traveler's checks, credit card convenience checks, or third party checks. Additionally, bank starter checks are not accepted for the shareholder's initial investment into the Fund. All payments must be denominated in U.S. dollars.

Minimum investments

If you would like to buy Class A or Class C shares, the minimum investment required to open an account is $2,500 ($1,000 for IRA accounts), with additional investments of at least $50. If your account falls below the minimum investment amount, we may ask you to reestablish the minimum investment. If you do not do so within 60 days, we may close your account and send you the value of your account.

The minimum investment required to open an account may be waived or lowered for employees, and immediate family members of the employee, of the Adviser, the Administrator, and their affiliates. In addition, the minimum investment required may be waived when the Fund is purchased in a managed account or within qualified retirement plans or in other similar circumstances. Although the Fund may sometimes waive the minimum investment, when it does so, it always reserves the right to reject initial investments under the minimum at its discretion.

There is no minimum investment required to open an account or for additional investments in Victory Simple IRAs.

20

How to Buy Shares (continued)

Purchasing additional shares

Once you have an existing account, you can make additional investments at any time in any amount (subject to any minimums) in the following ways:

■  By Mail

To ensure that your additional investment is properly credited to your account, use the Investment Stub attached to your confirmation statement and send it with your check to the address indicated.

■  By Telephone

If you have an existing account that has been set up to receive electronic transfers, you can buy additional shares by calling Victory Funds Customer Service at 800-539-3863 between 8:00 a.m. and 6:00 p.m. (Eastern Time), Monday through Friday.

■  By Exchange

You may purchase shares of the Fund using the proceeds from the simultaneous redemption of shares of another Victory Fund if it is eligible for an exchange with your Fund. You may initiate an exchange online (if you are a registered user of CompassEMPFunds.com), by telephone, or by mail. See the section "Exchanging Shares."

■  Via the Internet

If you are a registered user, you may request a purchase of shares through our website at CompassEMPFunds.com. Your account must be set up for Automated Clearing House ("ACH") payment in order to execute online purchases.

■  By ACH

Your account must be set up for ACH payment in order to execute purchases online or by telephone. It takes about 15 days to set up an ACH account and only domestic member banks may be used. After your account is set up, your purchase amount can be transferred by ACH. Currently, the Fund does not charge a fee for ACH transfers but it reserves the right to charge for this service in the future. Your originating bank may charge a fee for ACH transfers.

■  By Wire

You may buy Fund shares by bank wire transfer of same day funds. Please call Victory Funds Customer Service at 800-539-3863 between 8:00 a.m. and 6:00 p.m. (Eastern Time), Monday through Friday for wiring instructions. Any commercial bank can transfer same-day funds by wire.

Although the Transfer Agent does not currently charge you for receiving same-day funds, it reserves the right to charge for this service in the future. Your bank may charge you for wiring same-day funds. You cannot buy shares for tax-qualified retirement plans by wire transfer.

■  By Systematic Investment Plan

To enroll in the Systematic Investment Plan, you should check this box on the Account Application or on the Account Maintenance Form. We will need your bank information and the amount ($50 or more) and frequency of your investment. You can select monthly, quarterly, semi-annual or annual investments. You should attach a voided personal check so the proper information can be obtained. You must first meet the minimum investment requirement before we will make automatic withdrawals from your bank account and invest it in shares of the Fund.

21

How to Buy Shares (continued)

Other purchase rules you should know

The Fund reserves the right to refuse a purchase order for any reason, including if it believes that doing so would be in the best interest of the Fund or its shareholders. The Fund also reserves the right, without notice, to increase or decrease the minimum amount required to open, convert shares to, or maintain a Fund account, or to add to an existing Fund account.

Keep these addresses handy for purchases, exchanges, or redemptions.

BY REGULAR U.S. MAIL	The Victory Funds P.O. Box 182593 Columbus, OH 43218-2593
BY OVERNIGHT MAIL	Use the following address ONLY for overnight packages: The Victory Funds c/o FIS TA Operations 4249 Easton Way, Suite 400 Columbus, OH 43219 PHONE: 800-539-3863
BY WIRE	Call 800-539-3863 BEFORE wiring money to notify the Fund that you intend to purchase shares by wire and to verify wire instructions.
BY TELEPHONE	800-539-FUND (800-539-3863)
ON THE INTERNET	www.CompassEMPFunds.com

If you would like to make additional investments after your account is established, use the Investment Stub attached to your confirmation statement and send it with your check to the address indicated.

Statements and Reports

You will receive a periodic statement reflecting any transactions that affect the balance or registration of your account. You will receive a confirmation after any purchase, exchange, or redemption. If your account has been set up by an Investment Professional, Fund activity will be detailed in that account's statements. Share certificates are not issued. Twice a year, you will receive a financial report of the Fund. By February 15th of each year, you will be mailed an IRS form reporting distributions for the previous year, which also will be filed with the IRS.

Retirement Plans

You can use the Fund as part of your retirement portfolio. Your Investment Professional can set up your new account under one of several tax-deferred retirement plans. Please contact your Investment Professional or the Fund for details regarding an IRA or other retirement plan that works best for your financial situation.

22

How to Exchange Shares

The shares of any class of the Fund may be exchanged for the shares of any other class offered by the Fund or the same class, or any other class, of any other Victory Fund, either through your Investment Professional or directly through the Fund, subject to the conditions described below:

■  Exchanges are subject to any CDSC, minimum investment limitation or eligibility requirements described in the applicable Prospectus and SAI. You may be required to provide sufficient information to establish eligibility to exchange to the new share class.

■  To exchange between Victory Funds, the other Victory Fund you wish to exchange into must be eligible for exchange with your Fund.

■  Shares of the Victory Fund selected for exchange must be available for sale in your state of residence.

If you have questions about these, or any of the Fund's other exchange policies, please consult Victory Customer Service or your Investment Professional before requesting an exchange.

Before exchanging, you should read the Prospectus of the Fund you wish to exchange into, which may be subject to different risks, fees and expenses.

C share conversion

You may be able to convert your Class C shares to a different share class of the same Fund that has a lower expense ratio provided certain conditions are met. This conversion feature is intended for shares held through a financial intermediary offering a fee-based or wrap fee program that has an agreement with the Adviser or the Distributor specific for this purpose. Generally, Class C shares are not eligible for conversion until the applicable CDSC period has expired. Please contact your financial intermediary for additional information.

Processing your exchange/conversion

If your exchange request is received and accepted by the Fund, an Investment Professional or other intermediary by the close of trading as described in the section entitled "Share Price" then your exchange will be processed the same day. Your exchange will be processed on the next business day if received after the close of trading. Exchanges will occur at the respective NAVs of the share classes next calculated after receipt and acceptance of your exchange request, plus any applicable sales charge described in the Prospectus.

If your Fund shares are converted to a different share class, the transaction will be based on the respective net asset value of each class as of the trade date of the conversion. Consequently, you may receive fewer shares or more shares than originally owned, depending on that day's net asset values. Please contact your financial intermediary regarding the tax consequences of any conversion.

Requesting an exchange

You can exchange shares of the Fund by telephone, by mail or via the Internet. You cannot exchange into an account with a different registration or tax identification number.

■  By Telephone

Unless you indicate otherwise on the account application, Victory Customer Service will be authorized to accept exchange instructions received by telephone.

■  By Mail

Send a letter of instruction signed by all registered owners or their legal representatives to the Victory Funds.

■  Via the Internet

You may also exchange shares via the Internet at CompassEMPFunds.com if you are a registered user.

There may be limits on the ability to exchange between certain Victory Funds. You can obtain a list of Victory Funds available for exchange by calling 800-539-3863 or by visiting CompassEMPFunds.com

23

How to Exchange Shares (continued)

Other exchange rules you should know

The Fund may refuse any exchange purchase request if the Adviser determines that the request is associated with a market timing strategy. The Fund may terminate or modify the exchange privilege at any time on 60 days' notice to shareholders.

An exchange of Fund shares for shares of another Victory Fund constitutes a sale for tax purposes unless the exchange is made within an IRA or other tax-deferred account.

For information on how to exchange shares of the Fund that were purchased through your employer's retirement plan, including any restrictions and charges that the plan may impose, please consult your employer.

24

How to Sell Shares

If your redemption request is received in good order by the close of trading on the NYSE, your redemption will be processed the same day. Your redemption will not be processed until the next business day if it is received after the close of trading on the NYSE. You cannot redeem your shares at www.CompassEMPFunds.com.

  BY TELEPHONE

The easiest way to redeem shares is by calling 800-539-3863. When you fill out your original application, be sure to check the box marked "Telephone Authorization." Then when you are ready to sell, call and tell us which one of the following options you would like to use:

■  Mail a check to the address of record;

■  Wire funds to a previously designated domestic financial institution;

■  Mail a check to a previously designated alternate address; or

■  Electronically transfer your redemption via ACH to a previously designated domestic financial institution.

The transfer agent records all telephone calls for your protection and takes measures to verify the identity of the caller. If the transfer agent properly acts on telephone instructions and follows reasonable procedures to ensure against unauthorized transactions, none of the Trust, its servicing agents, the Adviser, or the transfer agent will be responsible for any losses. If the transfer agent does not follow these procedures, it may be liable to you for losses resulting from unauthorized instructions.

If there is an unusual amount of market activity and you cannot reach the transfer agent or your Investment Professional by telephone, consider placing your order by mail.

  BY MAIL

Use the regular U.S. mail or overnight mail address to redeem shares. Send us a letter of instruction indicating your Fund account number, amount of redemption, and where to send the proceeds. A Medallion signature guarantee is required for the following redemption requests:

■  Your account registration has changed within the last 15 days;

■  The check is not being mailed to the address on your account;

■  The check is not being made payable to the owner of the account;

■  The redemption proceeds are being transferred to another Victory Fund account with a different registration; or

■  The check or wire is being sent to a different bank account than was previously designated.

You can get a Medallion signature guarantee from a financial institution — such as a commercial bank, broker dealer, credit union, clearing agency, or savings bank — that is a member of a Medallion signature guarantee program.

  BY WIRE

If you want to receive your proceeds by wire, you must establish a Fund account that will accommodate wire transactions. If you call before the close of trading on the NYSE, your funds will be wired on the same business day.

  BY ACH

Normally, your redemption will be processed on the same day, but will be processed on the next day if received after the close of trading on the NYSE. It will be transferred by ACH as long as the transfer is to a domestic bank.

There are a number of convenient ways to sell your shares. You can use the same mailing addresses listed for purchases.

25

How to Sell Shares (continued)

Systematic Withdrawal Plan

If you check this box on the Account Application or on the Account Maintenance Form, we will send monthly, quarterly, semi-annual, or annual payments to the person you designate. The minimum withdrawal is $25, and you must have a balance of $5,000 or more at the time you establish the Systematic Withdrawal Plan. If the payment is to be sent to an account of yours, we will need a voided check to activate this feature. If the payment is to be made to an address different from your account address, we will need a Medallion signature guaranteed letter of instruction. You should be aware that each withdrawal may be a taxable transaction. Also, each withdrawal reduces your account balance, and eventually your account balance may be depleted. However, you cannot automatically close your account using the Systematic Withdrawal Plan. If your balance falls below the initial purchase minimum, we may ask you to bring the account back to the minimum balance. If you decide not to increase your account to the minimum balance, your account may be closed and the proceeds mailed to you.

Additional Information about Redemptions

■  Redemption proceeds from the sale of Fund shares purchased by a check or through ACH will be held until the purchase check or ACH has cleared, which may take up to 10 business days.

■  The Fund may postpone payment of redemption proceeds for up to seven calendar days at any time.

■  The Fund may suspend your right to redeem your shares in the following circumstances:

•  During non-routine closings of the NYSE;

•  When the SEC determines either that trading on the NYSE is restricted or that an emergency prevents the sale or valuation of the Fund's securities; or

•  When the SEC orders a suspension to protect the Fund's shareholders.

■  The Fund will pay redemptions by any one shareholder during any 90-day period in cash up to the lesser of $250,000 or 1.00% of the Fund's net assets. The Fund reserves the right to pay the remaining portion "in kind," that is, in portfolio securities rather than cash. Securities received pursuant to an in-kind redemption are subject to market risk until sold and may be subject to brokerage and other fees.

■  If you choose to have your redemption proceeds mailed to you and either the United States Postal Service is unable to deliver the redemption check to you or the check remains outstanding for at least six months, the Fund reserves the right to reinvest the check in shares of the Fund at its then current NAV until you give the Fund different instructions. No interest will accrue on amounts represented by uncashed redemption checks.

26

Distribution and Service Plans

Distribution Plans

In accordance with Rule 12b-1 of the Investment Company Act of 1940, the Trust has adopted Distribution and Service Plans for Class A shares and Class C shares of the Fund.

Under the Class A Distribution and Service Plan, the Fund will pay to the Distributor a monthly fee at an annual rate of up to 0.25% of the Fund's average daily net assets. The fee is paid for general distribution services, for selling Class A shares and, as applicable for the Fund and for providing personal services to shareholders of the Fund. Distribution and selling services are provided by the Distributor or by agents of the Distributor and include those services intended to result in the sale of the Fund's shares. Personal services to shareholders are generally provided by broker-dealers or other intermediaries and consist of responding to inquiries, providing information to shareholders about their Fund accounts, establishing and maintaining accounts and records, providing dividend and distribution payments, arranging for bank wires, assisting in transactions and changing account information.

Under the Class C Distribution and Service Plan, the Fund will pay to the Distributor a monthly fee at an annual rate of 1.00% of the average daily net assets of its Class C shares. Of this amount, 0.75% of the Fund's Class C shares average daily net assets will be paid for general distribution services and for selling Class C shares. The Fund will pay 0.25% of its Class C shares average daily net assets to compensate financial institutions that provide personal services to Class C shareholders of the Fund. Distribution and selling services are provided by the Distributor or by agents of the Distributor and include those services intended to result in the sale of the Fund's Class C shares. Personal services to shareholders are generally provided by broker-dealers or other financial intermediaries and consist of responding to inquiries, providing information to shareholders about their Fund accounts, establishing and maintaining accounts and records, providing dividend and distribution payments, arranging for bank wires, assisting in transactions and changing account information.

Because Rule 12b-1 fees are paid out of the Fund's assets and on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Other Payments to Financial Intermediaries

The Adviser (and its affiliates) may make substantial payments to affiliated and unaffiliated dealers or other Investment Professionals and service providers for distribution, administrative and/or shareholder servicing activities, out of its own resources, including the profits from the advisory fees the Adviser receives from the Fund. The Adviser also may reimburse the Distributor (or the Distributor's affiliates) for making these payments. Some of these distribution-related payments may be made to dealers or Investment Professional for marketing, promotional or related expenses; these payments are often referred to as "revenue sharing." In some circumstances, those types of payments may create an incentive for a dealer or Investment Professional or its representatives to recommend or offer shares of the Fund or other Victory Funds to its customers. You should ask your dealer or Investment Professional for more details about any such payments it receives.

27

Dividends, Distributions, and Taxes

Buying a dividend. You should check the Fund's distribution schedule before you invest. If you buy shares of the Fund shortly before it makes a distribution, some of your investment may come back to you as a taxable distribution.

Your choice of distribution should be set up on the original Account Application. If you would like to change the option you selected, please call 800-539-3863.

As a shareholder, you are entitled to your share of net income and capital gains on the Fund's investments. The Fund passes its earnings along to investors in the form of dividends. Dividends paid by the Fund represent the net income from dividends and interest earned on investments after expenses. The Fund will distribute short-term gains, as necessary, and if the Fund makes a long-term capital gain distribution, it is normally paid once a year.

Ordinarily, the Fund declares and pays dividends annually. However, the Fund may not always pay a dividend or distribution for a given period. Each class of shares declares and pays dividends separately.

Distributions can be received in one of the following ways. Please check with your Investment Professional if you are unsure of which option is right for you.

REINVESTMENT OPTION

You can have distributions automatically reinvested in additional shares of the Fund. If you do not indicate another choice on your Account Application, you will be assigned this option automatically.

CASH OPTION

A check will be mailed to you no later than seven days after the dividend payment date. If you choose to have your distribution proceeds mailed to you and either the United States Postal Service is unable to deliver the distribution check to you or the check remains outstanding for at least six months, the distribution option on your account will default to the Reinvestment Option described above. The Fund reserves the right to reinvest the check in shares of the Fund at its then current NAV until you give the Fund different instructions. No interest will accrue on amounts represented by uncashed distribution checks.

INCOME EARNED OPTION

You can automatically reinvest your dividends in additional shares of the Fund and have your capital gains paid in cash, or reinvest capital gains and have your dividends paid in cash.

DIRECTED DIVIDENDS OPTION

In most cases, you can automatically reinvest dividends and distributions in shares of another Victory Fund. If you reinvest your dividends or distributions in a different Victory Fund, you will pay a sales charge on the amount of reinvested dividends or distributions.

DIRECTED BANK ACCOUNT OPTION

In most cases, you can automatically transfer distributions to your bank checking or savings account. Under normal circumstances, the transfer agent will transfer your distributions within seven days of the dividend payment date. The bank account must have a registration identical to that of your Fund account.

28

Dividends, Distributions, and Taxes (continued)

IMPORTANT INFORMATION ABOUT TAXES

The Fund expects to pay no federal income tax on the earnings and capital gains it distributes to shareholders.

■  Qualified dividends received from the Fund by noncorporate shareholders will be taxed at long-term capital gain rates to the extent attributable to qualified dividends received by the Fund. Nonqualified dividends, dividends received by corporate shareholders and dividends from the Fund's short-term capital gains are taxable as ordinary income. Dividends from the Fund's long-term capital gains are taxable as long-term capital gains.

■  Dividends are treated in the same manner for U.S. federal income tax purposes whether you receive them in cash, additional shares of the Fund, or you reinvest them in shares of another Victory Fund.

■  An exchange of the Fund's shares for shares of another Victory Fund will be treated as a sale. When you sell or exchange shares of the Fund, you must recognize any gain or loss.

■  An exchange of one class of the Fund's shares for shares of another class of the same Fund generally constitutes a nontaxable exchange.

■  Distributions from the Fund and gains from the disposition of your shares may also be subject to state and local income tax.

■  An additional 3.8% Medicare tax will be imposed on certain net investment income (which includes ordinary dividends, capital gain distributions from the Fund, and gain recognized on a disposition of shares) of certain U.S. individuals, estates, and trusts.

■  Certain dividends paid to you in January will be taxable as if they had been paid to you the previous December.

■  Tax statements will be mailed from the Fund by mid-February showing the amounts and tax status of distributions made to you.

■  Because your tax treatment depends on your purchase price and tax position, you should keep your regular account statements for use in determining your tax.

■  The Fund is generally required by law to provide you and the Internal Revenue Service with certain cost basis information related to the sale or redemption of any of your shares in the Fund acquired on or after January 1, 2012 (including distributions that are reinvested in additional shares of the Fund).

■  The Fund may be required to withhold tax from taxable distributions if you fail to give your correct social security or taxpayer identification number, fail to make required certifications, or the Fund is notified by the Internal Revenue Service that backup withholding is required.

■  You should review the more detailed discussion of federal income tax considerations in the SAI and consult your tax adviser regarding the federal, state, local, or foreign tax consequences resulting from your investment in the Fund.

■  The Fund may provide estimated capital gain distribution information through its website at CompassEMPFunds.com.

The tax information in this Prospectus is provided as general information. You should consult your own tax adviser about the tax consequences of an investment in the Fund.

29

Important Fund Policies

Customer Identification Program

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens a new account, and to determine whether such person's name appears on government lists of known or suspected terrorists and terrorist organizations.

As a result, the Fund must obtain the following information for each person who opens a new account:

■  Name;

■  Date of birth (for individuals);

■  Residential or business street address (although post office boxes are still permitted for mailing); and

■  Social security number, taxpayer identification number, or other identifying number.

You may also be asked for a copy of your driver's license, passport or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities. Federal law prohibits the Fund and other financial institutions from opening a new account unless they receive the minimum identifying information listed above. After an account is opened, the Fund may restrict your ability to purchase additional shares until your identity is verified. The Fund may close your account or take other appropriate action if it is unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.

Account Maintenance Information

For the following non-financial transactions, the Victory Funds require proof that your signature authorizing a transaction is authentic. This verification can be provided by either a Signature Validation Program (SVP) stamp or a Medallion signature guarantee. As with the Medallion signature guarantee, a SVP stamp can also be obtained from a financial institution that is a member of the SVP program.

■  Change of name;

■  Add/change banking instructions;

■  Add/change beneficiaries;

■  Add/change authorized account traders;

■  Adding a Power of Attorney;

■  Add/change Trustee; and

■  Uniform Transfers to Minors Act/Uniform Gifts to Minors Act custodian change.

Market Timing

The Victory Funds discourage frequent purchases and redemptions of Fund shares (market timing). Market timing allows investors to take advantage of market inefficiencies, sometimes to the disadvantage of other shareholders. Market timing increases Fund expenses to all shareholders by increasing portfolio turnover. In addition, market timing could potentially dilute share value for all other shareholders by requiring the Fund to hold more cash than it normally would.

30

Important Fund Policies (continued)

The Fund's Board of Trustees has adopted policies and procedures with respect to market timing. In order to prevent or minimize market timing, the Fund will:

■  Employ "fair value" pricing, as described in this Prospectus under Share Price, to minimize the discrepancies between a security's market quotation and its perceived market value, which often gives rise to market timing activity; and

■  Monitor for suspected market timing based on "short-term transaction" activity, that is, a purchase or redemption of a Fund and, as applicable, a subsequent redemption or purchase of the same Fund, or an exchange of all or part of that same Fund.

In monitoring for market timing activity, we consider, among other things, the frequency of your trades and whether you acquired your Fund shares directly through the transfer agent or whether you combined your trades with a group of shareholders in an omnibus account or otherwise placed your order through a securities dealer or other financial intermediary.

Frequent trading by a shareholder is generally a characteristic of market timing. Therefore, any account in which Fund shares are acquired directly through the transfer agent, or where the Fund can adequately identify the shareholder, with a history of three short-term transactions within 90 days or less is suspected of market timing and the shareholder's trading privileges (other than redemption of Fund shares) will be suspended.

We may make exceptions to the "short-term transaction" policy for certain types of transactions if, in the opinion of the Adviser, under the oversight of the Board, the transactions do not represent short-term or excessive trading or are not abusive or harmful to the Fund, such as, but not limited to, systematic transactions, required minimum retirement distributions, transactions initiated by the Fund or administrator and transactions by certain qualified funds-of-funds.

If you acquired shares through an omnibus account or otherwise placed your order through a securities dealer or other financial intermediary (such as investment advisers, broker-dealers, third-party administrators or insurance companies), and market timing is suspected, different purchase and exchange limitations may apply. We may rely upon a financial intermediary's policy to deter short-term or excessive trading (i) if we believe that the financial intermediary's policy is reasonably designed to detect and deter transactions that are not in the best interests of the Fund, or (ii) if we receive an undertaking from the financial intermediary to enforce short-term or excessive trading policies on behalf of the Fund that provide a substantially similar level of protection for the Fund against such transactions. If you hold your Fund shares through a financial intermediary, you are advised to consult the intermediary to determine what purchase and exchange limitations apply to your account.

We reserve the right to reject or cancel a purchase or exchange order for any reason without prior notice. We will deny your request to purchase or exchange your shares if we believe that the transaction is part of a market timing strategy.

The Fund's market timing policies and procedures may be modified or terminated at any time under the oversight of the Board.

Portfolio Holdings Disclosure

A description of the Funds' policies regarding disclosure of the securities in each Fund's portfolio is found in the Statement of Additional Information. Shareholders may request portfolio holdings schedules at no charge by calling toll free 800-539-3863.

You can find a complete description of the Fund's policies and procedures with respect to disclosure of its portfolio securities in the Fund's SAI or on the Fund's website, CompassEMPFunds.com.

31

Important Fund Policies (continued)

Performance

The Victory Funds may advertise the performance of the Fund by comparing it to other mutual funds with similar objectives and policies. Performance information also may appear in various publications. Any fees charged by Investment Professionals may not be reflected in these performance calculations.

Advertising information may include the average annual total return of the Fund calculated on a compounded basis for specified periods of time. Total return information will be calculated according to rules established by the SEC. Such information may include performance rankings and similar information from independent organizations and publications.

Shareholder Communications

In order to eliminate duplicate mailings to an address at which two or more shareholders with the same last name reside, the Victory Funds may send only one copy of any shareholder reports, proxy statements, prospectuses and their supplements, unless you have instructed us to the contrary. You may request that the Victory Funds send these documents to each shareholder individually by calling the Victory Funds at 800-539-FUND (800-539-3863), and they will be delivered promptly.

While this Prospectus and the SAI of the Trust describe pertinent information about the Trust and the Fund, neither this Prospectus nor the SAI can represent a contract between the Trust or the Fund and any shareholder.

32

Other Service Providers

Victory Capital Advisers, Inc. (the Distributor), member FINRA and SIPC, 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144, serves as distributor for the continuous offering of the Fund's shares. The Distributor is an affiliate of the Adviser.

Citibank N.A., 388 Greenwich Street, New York, New York 10013, serves as the custodian of the Fund's investments and cash and settles trades made by the Fund.

Victory Capital Management Inc., 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144, serves as the fund administrator and fund accountant for the Fund.

Citi Fund Services Ohio, Inc., 3435 Stelzer Road, Columbus, Ohio 43219, serves as the sub-administrator, sub-fund accountant for the Fund.

FIS Investor Services LLC, 4249 Easton Way, Suite 400, Columbus, Ohio 43219, serves as the transfer agent and dividend disbursing agent for the Fund.

Cohen Fund Audit Services, 1350 Euclid Avenue, Suite 800, Cleveland, Ohio 44115, serves as the independent registered public accounting firm for the Fund.

Morrison & Foerster LLP, 250 West 55th Street, New York, New York 10019, serves as legal counsel to the Fund.

33

Financial Highlights

The following financial highlights tables reflect historical information about shares of the Fund and are intended to help you understand the Fund's financial performance for the past five years.

Certain information shows the results of an investment in one share of the Fund. To the extent the Fund invests in other funds, the Total Annual Operating Expenses included in the Fund's Fees and Expenses table may not correlate to the ratio of expenses to average net assets in the financial highlights below. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

The Fund's financial highlights include historical information of the Predecessor Fund for periods prior to its reorganization with the Fund on March 29, 2013.

For periods ending on or before June 30, 2015, the information presented has been audited by BBD, LLP, whose reports, along with the Fund's financial statements, are included in the Fund's annual report, which is available by calling the Fund at 800-539-3863 and at CompassEMPFunds.com.

34

Financial Highlights

VICTORY CEMP GLOBAL HIGH DIVIDEND DEFENSIVE FUND

	Class A Shares
	For the Six Months Ended December 31, 2015 (Unaudited)	Year Ended June 30, 2015		For the Seven Months Period Ended June 30, 2014	Year Ended November 30, 2013(a)	Year Ended November 30, 2012(a)		Year Ended November 30, 2011(a)	For the Five Months Period Ended November 30, 2010
Net Asset Value, Beginning of Period	$11.82	$12.54		$13.97	$11.66	$11.98		$12.80	$11.38
Investment Activities:
Net investment income (loss)	0.06 (b)	0.41	(b)	0.26 (b)	0.08 (b)	(0.03	)(b)	0.10	(0.03)
Net realized and unrealized gains (losses) on investments	(0.70)	(0.41)		0.61	2.23	(0.29)		(0.04)	1.45
Total from Investment Activities	(0.64)	—		0.87	2.31	(0.32)		0.06	1.42
Distributions:
Net investment income	(0.10)	(0.28)		(0.35)	—	—		(0.10)	—
Net realized gains from investments	(2.54)	(0.44)		(1.95)	—	—		(0.78)	—
Total Distributions	(2.64)	(0.72)		(2.30)	—	—		(0.88)	—
Paid in capital from redemption fees	—	—		—	—	—	(c)	— (c)	— (c)
Net Asset Value, End of Period	$8.54	$11.82		$12.54	$13.97	$11.66		$11.98	$12.80
Total Return (excludes sales charge) (d)	(5.84)%	0.22	%(e)	7.82%	19.81%	2.67	%(f)	0.08%	12.48%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$6,606	$6,022		$44,095	$46,693	$48,959		$54,198	$15,832
Ratio of net expenses to average net assets (g) (h)	0.50%	0.50%		0.50%	1.09%	1.45%		1.45%	1.45%
Ratio of net investment income to average net assets (g) (h)	1.10%	3.39%		3.69%	0.58%	(0.22)%		0.26%	(0.64)%
Ratio of gross expenses to average net assets (g) (h) (i)	0.97%	0.54%		0.56%	1.09%	1.51%		1.68%	1.93%
Ratio of net investment income to average net assets (g) (h) (i)	1.57%	3.35%		3.63%	0.58%	(0.28)%		0.03%	(1.12)%
Portfolio turnover (d)	106%	32%		4%	151%	108%		341%	31%

(a)  The period includes the consolidation of a wholly owned subsidiary.

(b)  Calculated using average shares for the period.

(c)  Less than $0.01 per share.

(d)  Not annualized for periods less than one year.

(e)  Had the Advisor not reimbursed the trade error, total return would have been (0.20)%.

(f)  Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(g)  These ratios exclude the impact of the expenses of the other investment companies in which the Fund invests.

(h)  Annualized for periods less than one year.

(i)  During the period, certain fees were reduced and/or reimbursed. If such see reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

35

Financial Highlights

VICTORY CEMP GLOBAL HIGH DIVIDEND DEFENSIVE FUND (continued)

	Class C Shares
	For the Six Months Ended December 31, 2015 (Unaudited)	Year Ended June 30, 2015		For the Seven Months Period Ended June 30, 2014	Year Ended November 30, 2013(a)		Year Ended November 30, 2012(a)		Year Ended November 30, 2011(a)	For the Five Months Period Ended November 30, 2010
Net Asset Value, Beginning of Period	$11.43	$12.15		$13.55	$11.40		$11.80		$12.65	$11.28
Investment Activities:
Net investment income (loss)	0.02 (b)	0.20	(b)	0.19 (b)	(0.02	)(b)	(0.11	)(b)	(0.02)	(0.07)
Net realized and unrealized gains (losses) on investments	(0.68)	(0.29)		0.61	2.17		(0.29)		(0.02)	1.44
Total from Investment Activities	(0.66)	(0.09)		0.80	2.15		(0.40)		(0.04)	1.37
Distributions:
Net investment income	(0.00)	(0.19)		(0.25)	—		—		(0.03)	—
Net realized gains from investments	(2.54)	(0.44)		(1.95)	—		—		(0.78)	—
Total Distributions	(2.54)	(0.63)		(2.20)	—		—		(0.81)	—
Paid in capital from redemption fees	—	—		—	—		—	(c)	— (c)	— (c)
Net Asset Value, End of Period	$8.23	$11.43		$12.15	$13.55		$11.40		$11.80	$12.65
Total Return (excludes contingent deferred sales charge) (d)	(6.18)%	(0.58	)%(e)	7.36%	18.86%		(3.39	)%(f)	(0.71)%	1.15%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$3,826	$4,934		$6,913	$5,787		$7,480		$7,432	$4,085
Ratio of net expenses to average net assets (g) (h)	1.25%	1.25%		1.25%	1.84%		2.20%		2.20%	2.20%
Ratio of net investment income to average net assets (g) (h)	0.30%	1.75%		2.94%	(0.16)%		(0.97)%		(0.34)%	(1.39)%
Ratio of gross expenses to average net assets (g) (h) (i)	1.67%	1.29%		1.31%	1.84%		2.26%		2.43%	2.68%
Ratio of net investment income to average net assets (g) (h) (i)	0.72%	1.71%		2.88%	(0.16)%		(1.03)%		(0.57)%	(1.87)%
Portfolio turnover	106%	32%		4%	151%		108%		341%	31%

(a)  The period includes the consolidation of a wholly owned subsidiary.

(b)  Calculated using average shares for the period.

(c)  Less than $0.01 per share.

(d)  Not annualized for periods less than one year.

(e)  Had the Advisor not reimbursed the trade error, total return would have been (1.02)%.

(f)  Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(g)  These ratios exclude the impact of the expenses of the other investment companies in which the Fund invests.

(h)  Annualized for periods less than one year.

(i)  During the period, certain fees were reduced and/or reimbursed. If such see reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

36

P.O. Box 182593

Columbus, OH 43218-2593

Statement of Additional Information (SAI): The SAI contains more information about the Fund's operations, investment restrictions, policies and practices. The SAI is incorporated by reference into this Prospectus, which means that it is legally part of this Prospectus, even if you don't request a copy.

Annual and Semi-annual Reports: Annual and semi-annual reports contain more information about the Fund's investments and the market conditions and investment strategies that significantly affected the Fund's performance during the most recent fiscal period.

How to Obtain Information: You may obtain a free copy of the SAI or annual and semi-annual reports, and ask questions about the Fund or your accounts, online at CompassEMPFunds.com, by contacting the Victory Funds at the following address or telephone number, or by contacting your financial intermediary.

By telephone: Call Victory Funds at 800-539-FUND (800-539-3863).	By mail: The Victory Funds P.O. Box 182593 Columbus, OH 43218-2593

You also can get information about the Fund (including the SAI and other reports) from the Securities and Exchange Commission (SEC). The SEC charges a duplicating fee to provide copies of this information.

In person: SEC Public Reference Room Washington, D.C. Call 202-551-8090 for location and hours.	By mail: SEC Public Reference Section Washington, D.C. 20549-1520	On the Internet: EDGAR database at sec.gov or by email request at publicinfo@sec.gov

Investment Company Act File Number 811-22696

CEMP-GHDD-PRO (7/16)

STATEMENT OF ADDITIONAL INFORMATION

July 12, 2016

	Class A	Class C
Victory CEMP Multi-Asset Balanced Fund	CTMAX	CTMCX
Victory CEMP Global High Dividend Defensive Fund	LTGAX	LTGCX
Victory CEMP Alternative Strategies Fund	CAIAX	CAICX

(each a “Fund” and together, the “Funds”)

Each Fund is a series of Victory Portfolios II (formerly Compass EMP Funds Trust)

This Statement of Additional Information (“SAI”) is not a Prospectus and should be read in conjunction with the Prospectus of Victory CEMP Multi-Asset Balanced Fund dated October 28, 2015, Victory CEMP Global High Dividend Defensive Fund dated July 12, 2016,  and Victory CEMP Alternative Strategies Fund dated October 28, 2015, which are incorporated by reference into this SAI (i.e., legally made a part of this SAI). Copies may be obtained without charge by contacting the Funds’ at P.O Box 182593, Columbus, Ohio 43218-2593, or by calling toll free 800-539-3863.

Effective April 1, 2016, the Victory CEMP Multi-Asset Balanced Fund is closed to new shareholder accounts. After that date, the Victory CEMP Multi-Asset Balanced Fund will continue to accept additional investments (including through the reinvestment of dividends and capital gains) from existing shareholders, including from participants in group retirement plans that currently hold shares of the Fund and customers of certain other financial intermediaries that maintain omnibus accounts with the Fund.

At a meeting held on February 17, 2016, the Board of Trustees (the “Board”) of Victory Portfolios II (the “Trust”) approved the reorganization of the Victory CEMP Multi-Asset Balanced Fund into the Victory Strategic Allocation Fund, a series of Victory Portfolios (SEC File No.: 033-08982).  If approved by shareholders of the Victory CEMP Multi-Asset Balanced Fund: (1) the Victory CEMP Multi-Asset Balanced Fund will transfer all, or substantially all, of its assets to the Victory Strategic Allocation Fund in exchange for shares of the Victory Strategic Allocation Fund, and the Victory Strategic Allocation Fund will assume the liabilities of the Victory CEMP Multi-Asset Balanced Fund; and (2) the Victory Strategic Allocation Fund will distribute its shares to the shareholders of the Victory CEMP Multi-Asset Balanced Fund in complete liquidation of the Victory CEMP Multi-Asset Balanced Fund. If approved by shareholders, the reorganization is expected to occur on or about June 10, 2016.

TABLE OF CONTENTS

THE FUNDS	2
INVESTMENT RESTRICTIONS	2
SEGREGATION OF ASSETS	4
INVESTMENTS AND RISKS	4
SPECIAL RISK RELATED TO CYBER SECURITY	24
TEMPORARY DEFENSIVE MEASURES	24
PORTFOLIO TURNOVER	24
DISCLOSURE OF PORTFOLIO HOLDINGS	25
MANAGEMENT OF THE TRUST	26
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES	33
INVESTMENT ADVISER	35
PORTFOLIO MANAGERS	37
ADMINISTRATION, FUND ACCOUNTING AND TRANSFER AGENT SERVICES	40
CUSTODIAN	42
DISTRIBUTOR	42
PROXY VOTING POLICIES AND PROCEDURES	44
BROKERAGE ALLOCATION AND OTHER PRACTICES	45
ANTI-MONEY LAUNDERING PROGRAM	46
DETERMINATION OF NET ASSET VALUE	47
ADDITIONAL PURCHASE, EXCHANGE AND REDEMPTION INFORMATION	48
TAX STATUS	53
ORGANIZATION OF THE TRUST	64
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	64
LEGAL MATTERS	64
FINANCIAL STATEMENTS	64
APPENDIX A - RATINGS	A-1

THE FUNDS

The Funds are each a diversified series of Victory Portfolios II (formerly Compass EMP Funds Trust), a Delaware statutory trust organized on April 11, 2012 (the “Trust”). The Trust is registered as an open-end management investment company. The Trust is governed by its Board of Trustees (the “Board” or “Trustees”).

The Victory CEMP Multi-Asset Balanced Fund (formerly Compass EMP Multi-Asset Balanced Fund) (“Balanced Fund”), Victory CEMP Global High Dividend Defensive Fund (formerly, Victory CEMP Multi-Asset Growth Fund) (“High Dividend Fund”) and Victory CEMP Alternative Strategies Fund (formerly Compass EMP Alternative Strategies Fund) (“Alternative Fund”) were organized to acquire all the assets of their predecessor funds, Compass EMP Multi-Asset Balanced Fund, Compass EMP Multi-Asset Growth Fund and Compass EMP Alternative Strategies Fund, respectively, each a series of Mutual Fund Series Trust, an Ohio statutory trust (each a “Predecessor Fund”), in a tax-free reorganization, effective, March 29, 2013 (the “Reorganization”).

* At a meeting held on February 17, 2016, the Board of the Trust approved the reorganization of the Victory CEMP Multi-Asset Balanced Fund into the Victory Strategic Allocation Fund, a series of Victory Portfolios (SEC File No.: 033-08982). If approved by shareholders of the Victory CEMP Multi-Asset Balanced Fund: (1) the Victory CEMP Multi-Asset Balanced Fund will transfer all, or substantially all, of its assets to the Victory Strategic Allocation Fund in exchange for shares of the Victory Strategic Allocation Fund, and the Victory Strategic Allocation Fund will assume the liabilities of the Victory CEMP Multi-Asset Balanced Fund; and (2) the Victory Strategic Allocation Fund will distribute its shares to the shareholders of the Victory CEMP Multi-Asset Balanced Fund in complete liquidation of the Victory CEMP Multi-Asset Balanced Fund. If approved by shareholders, the reorganization is expected to occur on or about July 22, 2016.

At this time, the Victory CEMP Multi-Asset Balanced Fund will only accept additional investments (including through the reinvestment of dividends and capital gains) from existing shareholders, including from participants in group retirement plans that currently hold shares of the Fund and customers of certain other financial intermediaries that maintain omnibus accounts with the Fund.

Each Fund may issue an unlimited number of shares of beneficial interest. All shares of a Fund have equal rights and privileges. Each share of a Fund is entitled to one vote on all matters as to which such shares are entitled to vote. In addition, each share of a Fund is entitled to participate equally with other shares of that Fund, on a class-specific basis, (i) in dividends and distributions declared by the Fund and (ii) on liquidation to its proportionate share of the assets remaining after satisfaction of outstanding liabilities. Shares of each Fund are fully paid, non-assessable and fully transferable when issued and have no pre-emptive, conversion or exchange rights. Fractional shares have proportionately the same rights, including voting rights, as are provided for a full share.

Victory Capital Management Inc. (the “Adviser”), is the Fund’s investment adviser. Each Fund’s investment objective(s), restrictions and policies are more fully described here and in the Fund’s Prospectus. The Board may start a new fund under the Trust at any time.

Each Fund offers two classes of shares: Class A shares and Class C shares. Each share class of a Fund represents an interest in the same assets of the Fund, has the same rights and is identical in all material respects except that: (i) each class of shares may be subject to different (or no) sales loads; (ii) each class of shares may bear different (or no) distribution fees; (iii) each class of shares may have different shareholder features, such as minimum investment amounts; (iv) certain other class-specific expenses will be borne solely by the class to which such expenses are attributable, including transfer agent fees attributable to a specific class of shares, printing and postage expenses related to preparing and distributing materials to current shareholders of a specific class, registration fees paid by a specific class of shares, the expenses of administrative personnel and services required to support the shareholders of a specific class, litigation or other legal expenses relating to a class of shares, Trustees’ fees or expenses paid as a result of issues relating to a specific class of shares and accounting fees and expenses relating to a specific class of shares; and (v) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements. The Board may classify and reclassify the shares of the Fund into additional classes of shares at a future date.

INVESTMENT RESTRICTIONS

Each Fund has adopted the following fundamental investment restrictions that may be changed only with approval of a “majority of the outstanding shares” of the Fund, which, as used in this SAI, means the vote of the lesser of (a) 67% or more of the shares of the Fund represented at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (b) more than 50% of the outstanding shares of the Fund. Each Fund may not:

1.              Issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund’s engagement in such activities is consistent with or permitted by the Investment Company Act of 1940, as amended (the “1940 Act”), the rules and regulations promulgated thereunder or interpretations of the Securities and Exchange Commission (“SEC”) or its staff;

2.              Borrow money, except (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5%

of the Fund’s total assets at the time when the borrowing is made. This limitation does not preclude the Fund from entering into reverse repurchase transactions, provided that the Fund has an asset coverage of 300% for all borrowings and repurchase commitments of the Fund pursuant to reverse repurchase transactions;

3.              Purchase securities on margin, participate on a joint or joint and several basis in any securities trading account, or underwrite securities. This limitation does not preclude the Fund from obtaining such short-term credit as may be necessary for the clearance of purchases and sales of its portfolio securities, and except to the extent that the Fund may be deemed an underwriter under the Securities Act of 1933, as amended, by virtue of disposing of portfolio securities;

4.              Purchase or sell real estate or interests in real estate. This limitation is not applicable to investments in marketable securities that are secured by or represent interests in real estate. This limitation does not preclude the Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts);

5.              Invest 25% or more of the market value of its assets in the securities of companies engaged in any one industry or group of related industries. This limitation does not apply to investments in the securities of the U.S. government, its agencies or instrumentalities;

6.              Purchase or sell commodities (unless acquired as a result of ownership of securities or other investments or through commodity futures contracts or options), except that the Fund may purchase and sell futures contracts and options to the full extent permitted under the 1940 Act, sell foreign currency contracts in accordance with any rules of the Commodity Futures Trading Commission, invest in securities or other instruments backed by commodities, and invest in companies that are engaged in a commodities business or have a significant portion of their assets in commodities; or

7.              Make loans to others, except (a) through the purchase of debt securities in accordance with its investment objectives and policies, (b) to the extent the entry into a repurchase agreement is deemed to be a loan, and (c) by loaning portfolio securities.

For purposes of restriction 5 above, each Fund considers the market value of its assets to refer to the Fund’s total assets.

Each Fund observes the following policies, which are not deemed fundamental and may be changed without a shareholder vote. Each Fund may not:

1.              Invest in any issuer for purposes of exercising control or management;

2.              Invest in securities of other investment companies except as permitted under the 1940 Act;

3.              Invest, in the aggregate, more than 15% of its net assets in securities with legal or contractual restrictions on resale, securities, which are not readily marketable and repurchase agreements with more than seven days to maturity. However, if more than 15% of Fund net assets are illiquid, the Fund’s investment adviser(s) will reduce illiquid assets such that they do not represent more than 15% of Fund net assets, subject to timing and other considerations which are in the best interests of the Fund and its shareholders; or

4.              Mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Fund except as may be necessary in connection with borrowings described in limitation (1) above. Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.

Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of a Fund’s assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the Fund’s acquisition of such security or other asset except in the case of borrowing (or other activities that may be deemed to result in the issuance of a “senior security” under the 1940 Act), which limitations are continually monitored. Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with a Fund’s investment policies and limitations. If the value of a Fund’s holdings of illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Trust’s Board will consider what actions, if any, are appropriate to maintain adequate liquidity.

SEGREGATION OF ASSETS

A transaction will not be considered to constitute the issuance by a fund of a “senior security,” as that term is defined in Section 18(g) of the 1940 Act, and, therefore, such transaction will not be subject to the 300% minimum asset coverage requirement otherwise applicable to borrowings by a fund, if the fund maintains an offsetting financial position by segregating liquid assets (as determined by the adviser under the general oversight of the fund board) at least equal to the value of the fund’s potential economic exposure as measured daily on a mark-to-market basis; or otherwise “covers” the transaction in accordance with applicable SEC guidance (collectively defined as “covers” the transaction). The amount of liquid assets that a Fund may segregate may, depending on the nature of the instrument. In order to comply with the applicable regulatory requirements regarding cover, a Fund may be required to buy or sell securities at a disadvantageous time or when the prices then available are deemed disadvantageous. In addition, segregated assets may not be readily available to satisfy redemption requests or for other purposes.

INVESTMENTS AND RISKS

Each Fund operates as a “fund-of-funds,” meaning that it seeks to achieve its investment objective by investing primarily in other funds managed by the Adviser (“Victory Funds”), and, in limited cases, unaffiliated investment companies in order to gain exposure to asset classes not currently offered by the Victory Funds. The Victory Funds and any other unaffiliated investment companies in which the Fund may invest are referred to in this SAI as the “Underlying Funds.” Most of the Underlying Funds are currently advised by the Adviser and are considered to be an “affiliate” of and within the same “group of investment companies” as the Fund. The Underlying Funds may include exchange-traded funds (“ETFs”).

By investing in the Underlying Funds, a Fund may have an indirect investment interest in some or all of the securities and instruments described below, although an Underlying Fund may also invest in other types of investments or pursue other investment strategies not described herein.  In addition to investing primarily in Underlying Funds, a Fund may invest directly in certain liquid securities, such as the following: bank obligations, commercial paper, firm or standby commitments, repurchase agreements, and restricted 144A and 4(a)(2) securities and may, but is not required to, invest in derivative instruments.

The following section provides a brief description of some of the types of securities in which a Fund (or an Underlying Fund) may invest in accordance with its investment objective, policies and limitations, including certain transactions a Fund (or Underlying Fund) may make and strategies it may adopt. The investments in the following securities and other financial instruments are subject to the investment policies and limitations described in their respective Prospectus and this SAI. The following also contains a brief description of the risk factors related to these securities. A Fund may, following notice to its shareholders, take advantage of other investment practices that are not presently contemplated for use by the Fund or Underlying Fund or that are not currently available but that may be developed, to the extent such investment practices are both consistent with the Fund’s investment objective and is legally permissible. Such investment practices, if they arise, may involve risks that exceed those involved in the activities described in the Fund’s Prospectus and this SAI.

For ease of reference, unless otherwise specified, the Funds and Underlying Funds are referred to collectively as a “Fund” in the following section.

To carry out its investment strategy, a Fund (either directly or through its investment in Underlying Funds) may engage in one or more of the following activities:

Equity Securities

Equity securities in which a Fund invests include common stocks, preferred stocks and securities convertible into common stocks, such as convertible bonds, warrants, rights and options. The value of equity securities varies in response to many factors, including the activities and financial condition of individual companies, the business market in which individual companies compete and general market and economic conditions. Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be significant.

Common Stock

Common stock represents an equity (ownership) interest in a company, and usually possesses voting rights and earns dividends. Dividends on common stock are not fixed but are declared at the discretion of the issuer. Common stock generally represents the riskiest investment in a company. In addition, common stock generally has the greatest appreciation and depreciation potential because increases and decreases in earnings are usually reflected in a company’s stock price.

Preferred Stock

A Fund may invest in preferred stock with no minimum credit rating. Preferred stock is a class of stock having a preference over common stock as to the payment of dividends and the recovery of investment should a company be liquidated, although preferred stock is usually junior to the debt securities of the issuer. Preferred stock typically does not possess voting rights and its market value may change based on changes in interest rates.

The fundamental risk of investing in common and preferred stock is the risk that the value of the stock might decrease. Stock values fluctuate in response to the activities of an individual company or in response to general market and/or economic conditions. Historically, common stocks have provided greater long-term returns and have entailed greater short-term risks than preferred stocks, fixed income securities and money market investments. The market value of all securities, including common and preferred stocks, is based upon the market’s perception of value and not necessarily the book value of an issuer or other objective measures of a company’s worth.

Convertible Securities

A Fund may invest in convertible securities with no minimum credit rating. Convertible securities include fixed income securities that may be exchanged or converted into a predetermined number of shares of the issuer’s underlying common stock at the option of the holder during a specified period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of “usable” bonds and warrants or a combination of the features of several of these securities. Convertible securities are senior to common stocks in an issuer’s capital structure, but are usually subordinated to similar non-convertible securities. While providing a fixed income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar nonconvertible security), a convertible security also gives an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the issuing company depending upon a market price advance in the convertible security’s underlying common stock.

Participation Notes

A Fund may buy participation notes from a bank or broker-dealer (“issuer”) that entitle the Fund to a return measured by the change in value of an identified underlying security or basket of securities (collectively, the “underlying security”). Participation notes are typically used when a direct investment in the underlying security is restricted due to country-specific regulations. Investing in participation notes involves the same risks associated with a direct investment in the shares of the companies the notes seek to replicate. However, the performance results of participation notes will not replicate exactly the performance of the issuers or markets that the notes seek to replicate due to transaction costs and other expenses. In addition, participation notes are subject to counterparty risks. Participation notes may be considered illiquid.

Warrants

A Fund may invest in warrants. Warrants are options to purchase common stock at a specific price (usually at a premium above the market value of the optioned common stock at issuance) valid for a specific period of time. Warrants may have a life ranging from less than one year to twenty years, or they may be perpetual. However, most warrants have expiration dates after which they are worthless. In addition, a warrant is worthless if the market price of the common stock does not exceed the warrant’s exercise price during the life of the warrant. Warrants have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. The percentage increase or decrease in the market price of the warrant may tend to be greater than the percentage increase or decrease in the market price of the optioned common stock.

Depositary Receipts

A Fund may invest in sponsored and unsponsored American Depositary Receipts (“ADRs”), which are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs, in registered form, are designed for use in U.S. securities markets. Unsponsored ADRs may be created without the participation of the foreign issuer. Holders of these ADRs generally bear all the costs of the ADR facility, whereas foreign issuers typically bear certain costs in a sponsored ADR. The bank or trust company depositary of an unsponsored ADR may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights. Many of the risks described below regarding foreign securities apply to investments in ADRs.

Income Trusts

A Fund may invest in income trusts which are investment trusts that hold assets that are income producing. The income is passed on to the “unitholders.” Each income trust has an operating risk based on its underlying business. The term may also be used to designate a legal entity, capital structure and ownership vehicle for certain assets or businesses. Shares or “trust units” are traded on securities exchanges just like stocks. Income is passed on to the investors, called unitholders, through monthly or quarterly distributions. Historically, distributions have typically been higher than dividends on common stocks. The unitholders are the beneficiaries of a trust, and their units represent their right to participate in the income and capital of the trust. Income trusts generally invest funds in assets that provide a return to the trust and its beneficiaries based on the cash flows of an underlying business. This return is often achieved through the acquisition by the trust of equity and debt instruments, royalty interests or real properties. The trust can receive interest, royalty or lease payments from an operating entity carrying on a business, as well as dividends and a return of capital.

Each income trust has an operating risk based on its underlying business; and, typically, the higher the yield, the higher the risk. They also have additional risk factors, including, but not limited to, poorer access to debt markets. Similar to a dividend paying stock, income trusts do not guarantee minimum distributions or even return of capital. If the business starts to lose money, the trust can reduce or even eliminate distributions; this is usually accompanied by sharp losses in a unit’s market value. Since the yield is one of the main attractions of income trusts, there is the risk that trust units will decline in value if interest rates offering in competing markets, such as in the cash/treasury market, increase. Interest rate risk is also present within the trusts themselves because they hold very long term capital assets (e.g. pipelines, power plants, etc.), and much of the excess distributable income is derived from a maturity (or duration) mismatch between the life of the asset, and the life of the financing associated with it. In an increasing interest rate environment, not only does the attractiveness of trust distributions decrease, but quite possibly, the distributions may themselves decrease, leading to a double whammy of both declining yield and substantial loss of unitholder value. Because most income is passed on to unitholders, rather than reinvested in the business, in some cases, a trust can become a wasting asset unless more equity is issued. Because many income trusts pay out more than their net income, the unitholder equity (capital) may decline over time. To the extent that the value of the trust is driven by the deferral or reduction of tax, any change in government tax regulations to remove the benefit will reduce the value of the trusts. Generally, income trusts also carry the same risks as dividend paying stocks that are traded on stock markets.

Publicly Traded Partnerships

A Fund may invest in publicly traded partnerships (“PTPs”). PTPs are limited partnerships the interests in which (known as “units”) are traded on public exchanges, just like corporate stock. PTPs are limited partnerships that provide an investor with a direct interest in a group of assets (generally, oil and gas properties). Publicly traded partnership units typically trade publicly, like stock, and thus may provide the investor more liquidity than ordinary limited partnerships. Publicly traded partnerships are also called master limited partnerships and public limited partnerships. A limited partnership has one or more general partners (they may be individuals, corporations, partnerships or another entity) which manage the partnership, and limited partners, which provide capital to the partnership but have no role in its management. When an investor buys units in a PTP, he or she becomes a limited partner. PTPs are formed in several ways. A non-traded partnership may decide to go public. Several non-traded partnerships may “roll up” into a single PTP. A corporation may spin off a group of assets or part of its business into a PTP of which it is the general partner, either to realize what it believes to be the assets’ full value or as an alternative to issuing debt. A corporation may fully convert to a PTP, although since 1986 the tax consequences have made this an unappealing option; or, a newly formed company may operate as a PTP from its inception.

There are different types of risks to investing in PTPs including regulatory risks and interest rate risks. Currently most partnerships enjoy pass through taxation of their income to partners, which avoids double taxation of earnings. If the government were to change PTP business tax structure, unitholders would not be able to enjoy the relatively high yields in the sector for long. In addition, PTP’s which charge government-regulated fees for transportation of oil and gas products through their pipelines are subject to unfavorable changes in government-approved rates and fees, which would affect a PTPs revenue stream negatively. PTPs also carry some interest rate risks. During increases in interest rates, PTPs may not produce decent returns to shareholders.

Real Estate Investment Trusts

A Fund may invest in securities of real estate investment trusts (“REITs”). REITs are publicly traded corporations or trusts that specialize in acquiring, holding and managing residential, commercial or industrial real estate. A REIT is not taxed at the entity level on income distributed to its shareholders or unitholders if it distributes to shareholders or unitholders at least 95% of its taxable income for each taxable year and complies with regulatory requirements relating to its organization, ownership, assets and income.

REITs generally can be classified as “Equity REITs”, “Mortgage REITs” and “Hybrid REITs.” An Equity REIT invests the majority of its assets directly in real property and derives its income primarily from rents and from capital gains on real estate appreciation, which are realized through property sales. A Mortgage REIT invests the majority of its assets in real estate mortgage loans and services its income primarily from interest payments. A Hybrid REIT combines the characteristics of an Equity REIT and a Mortgage REIT. Although a Fund can invest in all three kinds of REITs, its emphasis is expected to be on investments in Equity REITs.

Investments in the real estate industry involve particular risks. The real estate industry has been subject to substantial fluctuations and declines on a local, regional and national basis in the past and may continue to be in the future. Real property values and income from real property continue to be in the future. Real property values and income from real property may decline due to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, regulatory limitations on rents, changes in neighborhoods and in demographics, increases in market interest rates, or other factors. Factors such as these may adversely affect companies that own and operate real estate directly, companies that lend to such companies, and companies that service the real estate industry.

Investments in REITs also involve risks. Equity REITs will be affected by changes in the values of and income from the properties they own, while Mortgage REITs may be affected by the credit quality of the mortgage loans they hold. In addition, REITs are dependent on specialized management skills and on their ability to generate cash flow for operating purposes and to make distributions to shareholders or unitholders REITs may have limited diversification and are subject to risks associated with obtaining financing for real property, as well as to the risk of self-liquidation. REITs also can be adversely affected by their failure to qualify for tax-free pass-through treatment of their income under the Internal Revenue Code of 1986, as amended, or their failure to maintain an exemption from registration under the 1940 Act. By investing in REITs indirectly through a Fund, a shareholder bears not only a proportionate share of the expenses of a Fund, but also may indirectly bear similar expenses of some of the REITs in which it invests.

Fixed Income/Debt/Bond Securities

Yields on fixed income securities are dependent on a variety of factors, including the general conditions of the money market and other fixed income securities markets, the size of a particular offering, the maturity of the obligation and the rating of the issue. An investment in a Fund will be subjected to risk even if all fixed income securities in the Fund’s portfolio are paid in full at maturity. All fixed income securities, including U.S. Government securities, can change in value when there is a change in interest rates or the issuer’s actual or perceived creditworthiness or ability to meet its obligations.

There is normally an inverse relationship between the market value of securities sensitive to prevailing interest rates and actual changes in interest rates. In other words, an increase in interest rates produces a decrease in market value. The longer the remaining maturity (and duration) of a security, the greater will be the effect of interest rate changes on the market value of that security. Changes in the ability of an issuer to make payments of interest and principal and in the markets’ perception of an issuer’s creditworthiness will also affect the market value of the debt securities of that issuer. Obligations of issuers of fixed income securities (including municipal securities) are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Reform Act of 2005. In addition, the obligations of municipal issuers may become subject to laws enacted in the future by Congress, state legislatures, or referenda extending the time for payment of principal and/or interest, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. Changes in the ability of an issuer to make payments of interest and principal and in the market’s perception of an issuer’s creditworthiness will also affect the market value of the debt securities of that issuer. The possibility exists, therefore, that, the ability of any issuer to pay, when due, the principal of and interest on its debt securities may become impaired.

The corporate debt securities in which a Fund may invest include corporate bonds and notes and short-term investments such as commercial paper and variable rate demand notes. Commercial paper (short-term promissory notes) is issued by companies to finance their or their affiliate’s current obligations and is frequently unsecured. Variable and floating rate demand notes are unsecured obligations typically redeemable upon not more than 30 days’ notice. These obligations include master demand notes that permit investment of fluctuating amounts at varying rates of interest pursuant to a direct arrangement with the issuer of the instrument. The issuer of these obligations often has the right, after a given period, to prepay the outstanding principal amount of the obligations upon a specified number of days’ notice. These obligations generally are not traded, nor generally is there an established secondary market for these obligations. To the extent a demand note does not have a 7-day or shorter demand feature and there is no readily available market for the obligation, it is treated as an illiquid security.

A Fund may invest in debt securities, including non-investment grade debt securities. The following describes some of the risks associated with fixed income debt securities:

•                  Interest Rate Risk. Debt securities have varying levels of sensitivity to changes in interest rates. In general, the price of a debt security can fall when interest rates rise and can rise when interest rates fall. Securities with longer maturities and mortgage securities can be more sensitive to interest rate changes although they usually offer higher yields to compensate investors for the greater risks. The longer the maturity of the security, the greater the impact a change in interest rates could have on the security’s price. In addition, short-term and long-term interest rates do not necessarily move in the same amount or the same direction. Short-term securities tend to react to changes in short-term interest rates and long-term securities tend to react to changes in long-term interest rates.

•                  Credit Risk. Fixed income securities have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity of those issuers to make principal or interest payments, as compared to issuers of more highly rated securities.

•                  Extension Risk. A Fund is subject to the risk that an issuer will exercise its right to pay principal on an obligation held by the Fund (such as mortgage-backed securities) later than expected. This may happen when there is a rise in interest rates. These events may lengthen the duration (i.e. interest rate sensitivity) and potentially reduce the value of these securities.

•                  Prepayment Risk. Certain types of debt securities, such as mortgage-backed securities, have yield and maturity characteristics corresponding to underlying assets. Unlike traditional debt securities, which may pay a fixed rate of interest until maturity when the entire principal amount comes due, payments on certain mortgage-backed securities may include both interest and a partial payment of principal. Besides the scheduled repayment of principal, payments of principal may result from the voluntary prepayment, refinancing, or foreclosure of the underlying mortgage loans.

Securities subject to prepayment are less effective than other types of securities as a means of “locking in” attractive long-term interest rates. One reason is the need to reinvest prepayments of principal; another is the possibility of significant unscheduled prepayments resulting from declines in interest rates. These prepayments would have to be reinvested at lower rates. As a result, these securities may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities, although they may have a similar risk of decline in market value during periods of rising interest rates. Prepayments may also significantly shorten the effective maturities of these securities, especially during periods of declining interest rates. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing the volatility of a Fund.

At times, some of the mortgage-backed securities in which a Fund may invest will have higher than market interest rates and therefore will be purchased at a premium above their par value. Prepayments may cause losses in securities purchased at a premium, as unscheduled prepayments, which are made at par, will cause the Fund to experience a loss equal to any unamortized premium.

International and Foreign Debt Securities.

International Bonds include Yankee and Euro obligations, which are U.S. dollar-denominated international bonds for which the primary trading market is in the United States (“Yankee Bonds”), or for which the primary trading market is abroad (“Eurodollar Bonds”). International bonds also include Canadian and supranational agency bonds (e.g., those issued by the International Monetary Fund).

Investments in securities of foreign companies generally involve greater risks than are present in U.S. investments. Compared to U.S. companies, there generally is less publicly available information about foreign companies and there may be less governmental regulation and supervision of foreign stock exchanges, brokers and listed companies.

Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those prevalent in the U.S. Securities of some foreign companies are less liquid, and their prices more volatile, than securities of comparable U.S. companies. Settlement of transactions in some foreign markets may be delayed or may be less frequent than in the U.S., which could affect the liquidity of a Fund’s investment.

In addition, with respect to some foreign countries, there is the possibility of nationalization, expropriation, or confiscatory taxation; limitations on the removal of securities, property, or other assets of a Fund; political or social instability; increased difficulty in obtaining legal judgments; or diplomatic developments that could affect U.S. investments in those countries. The Adviser will take such factors into consideration in managing a Fund’s investments.

Since most foreign debt securities are not rated, a Fund will invest in those foreign debt securities based on the Adviser’s analysis without relying on published ratings. Achievement of a Fund’s goals, therefore, may depend more upon the abilities of the Adviser than would otherwise be the case. The value of the foreign debt securities held by a Fund, and thus the net asset value of a Fund’s shares, generally will fluctuate with (a) changes in the perceived creditworthiness of the issuers of those securities, (b) movements in interest rates, and (c) changes in the relative values of the currencies in which a Fund’s investments in debt securities are denominated with respect to the U.S. dollar. The extent of the fluctuation will depend on various factors, such as the average maturity of a Fund’s investments in foreign debt securities, and the extent to which a Fund hedges its interest rate, credit and currency exchange rate risks. A longer average maturity generally is associated with a higher level of volatility in the market value of such securities in response to changes in market conditions. In the event of default, there may be limited or no legal recourse in that, generally, remedies for defaults must be pursued in the courts of the defaulting party.

Certificates of Deposit and Bankers’ Acceptances

Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity.

A Fund may invest in insured bank obligations. The Federal Deposit Insurance Corporation (“FDIC”) insures the deposits of federally insured banks and savings and loan associations (collectively referred to as “banks”) up to

$250,000. A Fund may purchase bank obligations that are fully insured as to principal by the FDIC. Currently, to remain fully insured as to principal, these investments must be limited to $250,000 per bank; if the principal amount and accrued interest together exceed $250,000, the excess principal and accrued interest will not be insured. Insured bank obligations may have limited marketability.

Bankers’ acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

Time Deposits and Variable Rate Notes

A Fund may invest in fixed time deposits, whether or not subject to withdrawal penalties. The commercial paper obligations, which the Fund may buy are unsecured and may include variable rate notes. The nature and terms of a variable rate note (i.e., a “Master Note”) permit the Fund to invest fluctuating amounts at varying rates of interest pursuant to a direct arrangement between the Fund as Lender, and the issuer, as borrower. It permits daily changes in the amounts borrowed. A Fund has the right at any time to increase, up to the full amount stated in the note agreement, or to decrease the amount outstanding under the note. The issuer may prepay at any time and without penalty any part of or the full amount of the note. The note may or may not be backed by one or more bank letters of credit. Because these notes are direct lending arrangements between the Fund and the issuer, it is not generally contemplated that they will be traded; moreover, there is currently no secondary market for them. Except as specifically provided in the Prospectus, there is no limitation on the type of issuer from whom these notes may be purchased; however, in connection with such purchase and on an ongoing basis, the Fund’s adviser will consider the earning power, cash flow and other liquidity ratios of the issuer, and its ability to pay principal and interest on demand, including a situation in which all holders of such notes made demand simultaneously. Variable rate notes are subject to the Fund’s investment restriction on illiquid securities unless such notes can be put back to the issuer on demand within seven days.

Commercial Paper

A Fund may purchase commercial paper. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. It may be secured by letters of credit, a surety bond or other forms of collateral. Commercial paper is usually repaid at maturity by the issuer from the proceeds of the issuance of new commercial paper. As a result, investment in commercial paper is subject to the risk the issuer cannot issue enough new commercial paper to satisfy its outstanding commercial paper, also known as rollover risk. Commercial paper may become illiquid or may suffer from reduced liquidity in certain circumstances. Like all fixed income securities, commercial paper prices are susceptible to fluctuations in interest rates. If interest rates rise, commercial paper prices will decline. The short-term nature of a commercial paper investment makes it less susceptible to interest rate risk than many other fixed income securities because interest rate risk typically increases as maturity lengths increase. Commercial paper tends to yield smaller returns than longer-term corporate debt because securities with shorter maturities typically have lower effective yields than those with longer maturities. As with all fixed income securities, there is a chance that the issuer will default on its commercial paper obligation.

Repurchase Agreements

A Fund may enter into repurchase agreements. In a repurchase agreement, an investor (such as a Fund) purchases a security (known as the “underlying security”) from a securities dealer or bank. Any such dealer or bank must be deemed creditworthy by the Adviser. At that time, the bank or securities dealer agrees to repurchase the underlying security at a mutually agreed upon price on a designated future date. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at an agreed upon rate due to the Fund on repurchase. In either case, the income to the Fund generally will be unrelated to the interest rate on the underlying securities. Repurchase agreements must be “fully collateralized,” in that the market value of the underlying securities (including accrued interest) must at all times be equal to or greater than the repurchase price. Therefore, a repurchase agreement can be considered a loan collateralized by the underlying securities.

Repurchase agreements are generally for a short period of time, often less than a week, and will generally be used by a Fund to invest excess cash or as part of a temporary defensive strategy. Repurchase agreements that do not provide for payment within seven days will be treated as illiquid securities. In the event of a bankruptcy or other default by the seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying security and losses. These losses could result from: (a) possible decline in the value of the underlying security while the Fund is seeking to enforce its rights under the repurchase agreement; (b) possible reduced levels of income or lack of access to income during this period; and (c) expenses of enforcing its rights.

High Yield Securities

A Fund may invest in high yield securities. High yield, high risk bonds are securities that are generally rated below investment grade by the primary rating agencies (BB+ or lower by S&P and Ba1 or lower by Moody’s). Other terms used to describe such securities include “lower rated bonds,” “non-investment grade bonds,” “below investment grade bonds,” and “junk bonds.” These securities are considered to be high-risk investments. The risks include the following:

Greater Risk of Loss. These securities are regarded as predominately speculative. There is a greater risk that issuers of lower rated securities will default than issuers of higher rated securities. Issuers of lower rated securities generally are less creditworthy and may be highly indebted, financially distressed, or bankrupt. These issuers are more vulnerable to real or perceived economic changes, political changes or adverse industry developments. In addition, high yield securities are frequently subordinated to the prior payment of senior indebtedness. If an issuer fails to pay principal or interest, a Fund would experience a decrease in income and a decline in the market value of its investments.

Sensitivity to Interest Rate and Economic Changes. The income and market value of lower-rated securities may fluctuate more than higher rated securities. Although non-investment grade securities tend to be less sensitive to interest rate changes than investment grade securities, non-investment grade securities are more sensitive to short-term corporate, economic and market developments. During periods of economic uncertainty and change, the market price of the investments in lower-rated securities may be volatile. The default rate for high yield bonds tends to be cyclical, with defaults rising in periods of economic downturn. For example, in 2000, 2001 and 2002, the default rate for high yield securities was significantly higher than in the prior or subsequent years.

Valuation Difficulties. It is often more difficult to value lower rated securities than higher rated securities. If an issuer’s financial condition deteriorates, accurate financial and business information may be limited or unavailable. In addition, the lower rated investments may be thinly traded and there may be no established secondary market. Because of the lack of market pricing and current information for investments in lower rated securities, valuation of such investments is much more dependent on judgment than is the case with higher rated securities.

Liquidity. There may be no established secondary or public market for investments in lower rated securities. Such securities are frequently traded in markets that may be relatively less liquid than the market for higher rated securities. In addition, relatively few institutional purchasers may hold a major portion of an issue of lower-rated securities at times. As a result, the Fund may be required to sell investments at substantial losses or retain them indefinitely when an issuer’s financial condition is deteriorating.

Credit Quality. Credit quality of non-investment grade securities can change suddenly and unexpectedly, and even recently-issued credit ratings may not fully reflect the actual risks posed by a particular high-yield security.

New Legislation. Future legislation may have a possible negative impact on the market for high yield, high risk bonds. As an example, in the late 1980’s, legislation required federally-insured savings and loan associations to divest their investments in high yield, high risk bonds. New legislation, if enacted, could have a material negative effect on a Fund’s investments in lower rated securities.

High yield, high risk investments may include the following:

Straight fixed income debt securities. These include bonds and other debt obligations that bear a fixed or variable rate of interest payable at regular intervals and have a fixed or resettable maturity date. The particular terms of such securities vary and may include features such as call provisions and sinking funds.

Zero-coupon debt securities. These bear no interest obligation but are issued at a discount from their value at maturity. When held to maturity, their entire return equals the difference between their issue price and their maturity value.

Zero-fixed-coupon debt securities. These are zero-coupon debt securities that convert on a specified date to interest-bearing debt securities.

Pay-in-kind bonds. These are bonds which allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. These are bonds sold without registration under the Securities Act of 1933, as amended (“1933 Act”), usually to a relatively small number of institutional investors.

Convertible Securities. These are bonds or preferred stock that may be converted to common stock.

Preferred Stock. These are stocks that generally pay a dividend at a specified rate and have preference over common stock in the payment of dividends and in liquidation.

Loan Participations and Assignments. These are participations in, or assignments of all or a portion of loans to corporations or to governments, including governments of less developed countries (“LDCs”).

Securities issued in connection with Reorganizations and Corporate Restructurings. In connection with reorganizing or restructuring of an issuer, an issuer may issue common stock or other securities to holders of its debt securities. A Fund may hold such common stock and other securities even if it does not invest in such securities.

Municipal Government Obligations

In general, municipal obligations are debt obligations issued by or on behalf of states, territories and possessions of the United States (including the District of Columbia) and their political subdivisions, agencies and instrumentalities. Municipal obligations generally include debt obligations issued to obtain funds for various public purposes. Certain types of municipal obligations are issued in whole or in part to obtain funding for privately operated facilities or projects. Municipal obligations include general obligation bonds, revenue bonds, industrial development bonds, notes and municipal lease obligations. Municipal obligations also include additional obligations, the interest on which is exempt from federal income tax, that may become available in the future as long as the Fund’s Board determines that an investment in any such type of obligation is consistent with the Fund’s investment objectives. Municipal obligations may be fully or partially backed by local government, the credit of a private issuer, current or anticipated revenues from a specific project or specific assets or domestic or foreign entities providing credit support such as letters of credit, guarantees or insurance.

Bonds and Notes. General obligation bonds are secured by the issuer’s pledge of its full faith, credit and taxing power for the payment of interest and principal. Revenue bonds are payable only from the revenues derived from a project or facility or from the proceeds of a specified revenue source. Industrial development bonds are generally revenue bonds secured by payments from and the credit of private users. Municipal notes are issued to meet the short-term funding requirements of state, regional and local governments. Municipal notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes, tax and revenue anticipation notes, construction loan notes, short-term discount notes, tax-exempt commercial paper, demand notes and similar instruments.

Municipal Lease Obligations. Municipal lease obligations may take the form of a lease, an installment purchase or a conditional sales contract. They are issued by state and local governments and authorities to acquire land, equipment and facilities, such as vehicles, telecommunications and computer equipment and other capital assets. A Fund may invest in Underlying Funds that purchase these lease obligations directly, or it may purchase participation interests in such lease obligations (See “Participation Interests” section). States have different requirements for issuing municipal debt and issuing municipal leases. Municipal leases are generally subject to greater risks than general obligation or revenue bonds because they usually contain a “non-appropriation” clause, which provides that the issuer is not obligated to make payments on the obligation in future years unless funds have been appropriated for this purpose each year. Such non-appropriation clauses are required to avoid the municipal lease obligations from being treated as debt for state debt restriction purposes. Accordingly, such obligations are subject to “non-

appropriation” risk. Municipal leases may be secured by the underlying capital asset and it may be difficult to dispose of any such asset in the event of non-appropriation or other default.

United States Government Obligations

These consist of various types of marketable securities issued by the United States Treasury, i.e., bills, notes and bonds. Such securities are direct obligations of the United States government and differ mainly in the length of their maturity. Treasury bills, the most frequently issued marketable government security, have a maturity of up to one year and are issued on a discount basis. A Fund may also invest in Treasury Inflation-Protected Securities (TIPS). TIPS are special types of treasury bonds that were created in order to offer bond investors protection from inflation. The values of the TIPS are automatically adjusted to the inflation rate as measured by the Consumer Price Index (“CPI”). If the CPI goes up by half a percent, the value of the bond (the “TIPS”) would also go up by half a percent. If the CPI falls, the value of the bond does not fall because the government guarantees that the original investment will stay the same. TIPS decline in value when real interest rates rise. However, in certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, TIPS may experience greater losses than other fixed income securities with similar duration.

United States Government Agency Obligations

These consist of debt securities issued by agencies and instrumentalities of the United States government, including the various types of instruments currently outstanding or which may be offered in the future. Agencies include, among others, the Federal Housing Administration, Government National Mortgage Association (“GNMA”), Farmer’s Home Administration, Export-Import Bank of the United States, Maritime Administration, and General Services Administration. Instrumentalities include, for example, each of the Federal Home Loan Banks, the National Bank for Cooperatives, the Federal Home Loan Mortgage Corporation (“FHLMC”), the Farm Credit Banks, the Federal National Mortgage Association (“FNMA”), and the United States Postal Service. These securities are either: (i) backed by the full faith and credit of the United States government (e.g., United States Treasury Bills); (ii) guaranteed by the United States Treasury (e.g., GNMA mortgage-backed securities); (iii) supported by the issuing agency’s or instrumentality’s right to borrow from the United States Treasury (e.g., FNMA Discount Notes); or (iv) supported only by the issuing agency’s or instrumentality’s own credit (e.g., Tennessee Valley Association). On September 7, 2008, the U.S. Treasury Department and the Federal Housing Finance Authority (the “FHFA”) announced that FNMA and FHLMC had been placed into conservatorship, a statutory process designed to stabilize a troubled institution with the objective of returning the entity to normal business operations. The U.S. Treasury Department and the FHFA at the same time established a secured lending facility and a Secured Stock Purchase Agreement with both FNMA and FHLMC to ensure that each entity had the ability to fulfill its financial obligations. The FHFA announced that it does not anticipate any disruption in pattern of payments or ongoing business operations of FNMA and FHLMC.

Government-related guarantors (i.e. not backed by the full faith and credit of the United States Government) include FNMA and FHLMC. FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the United States Government.

FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders. FHLMC issues Participation Certificates (“PC’s”), which represent interests in conventional mortgages from FHLMC’s national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government. Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such nongovernmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers.

Mortgage Pass-Through Securities

Interests in pools of mortgage pass-through securities differ from other forms of debt securities (which normally provide periodic payments of interest in fixed amounts and the payment of principal in a lump sum at maturity or on specified call dates). Instead, mortgage pass-through securities provide monthly payments consisting of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on the underlying residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Unscheduled payments of principal may be made if the underlying mortgage loans are repaid or refinanced or the underlying properties are foreclosed, thereby shortening the securities’ weighted average life. Some mortgage pass-through securities (such as securities guaranteed by GNMA) are described as “modified pass-through securities.” These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, on the scheduled payment dates regardless of whether the mortgagor actually makes the payment.

The principal governmental guarantor of mortgage pass-through securities is GNMA. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Treasury, the timely payment of principal and interest on securities issued by lending institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgage loans. These mortgage loans are either insured by the Federal Housing Administration or guaranteed by the Veterans Administration. A “pool” or group of such mortgage loans is assembled and after being approved by GNMA, is offered to investors through securities dealers.

Government-related guarantors of mortgage pass-through securities (i.e., not backed by the full faith and credit of the U.S. Treasury) include FNMA and FHLMC. FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved sellers/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Mortgage pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Treasury.

FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a U.S. government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders. FHLMC issues PCs, which represent interests in conventional mortgages from FHLMC’s national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Treasury.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage pass-through securities. A Fund does not purchase interests in pools created by such non-governmental issuers.

Resets. The interest rates paid on the Adjustable Rate Mortgage Securities (“ARMs”) in which a Fund may invest generally are readjusted or reset at intervals of one year or less to an increment over some predetermined interest rate index. There are two main categories of indices: those based on U.S. Treasury securities and those derived from a calculated measure, such as a cost of funds index or a moving average of mortgage rates. Commonly utilized indices include the one-year and five-year constant maturity Treasury Note rates, the three-month Treasury Bill rate, the 180-day Treasury Bill rate, rates on longer-term Treasury securities, the National Median Cost of Funds, the one-month or three-month London Interbank Offered Rate (LIBOR), the prime rate of a specific bank, or commercial paper rates. Some indices, such as the one-year constant maturity Treasury Note rate, closely mirror changes in market interest rate levels. Others tend to lag changes in market rate levels and tend to be somewhat less volatile.

Caps and Floors. The underlying mortgages which collateralize the ARMs in which a Fund invests will frequently have caps and floors which limit the maximum amount by which the loan rate to the residential borrower may change up or down: (1) per reset or adjustment interval, and (2) over the life of the loan. Some residential mortgage loans restrict periodic adjustments by limiting changes in the borrower’s monthly principal and interest payments rather than limiting interest rate changes. These payment caps may result in negative amortization. The value of mortgage securities in which a Fund invests may be affected if market interest rates rise or fall faster and farther than the allowable caps or floors on the underlying residential mortgage loans. Additionally, even though the interest rates on the underlying residential mortgages are adjustable, amortization and prepayments may occur, thereby causing the effective maturities of the mortgage securities in which a Fund invests to be shorter than the maturities stated in the underlying mortgages.

Securities of Other Investment Companies.

Except for investment in money market funds, an Underlying Fund may invest up to 5% of its total assets in the securities of any one investment company, but may not own more than 3% of the securities of any one investment company or invest more than 10% of its total assets in the securities of other investment companies. The Funds are subject to these limits with respect to any unaffiliated Underlying Funds in which they may invest.  With respect to affiliated Underlying Funds, the Strategic Allocation Fund may invest without limit.  A Fund may purchase and redeem shares issued by a money market fund without limit, provided that either: (1) the Fund pays no “sales charge” or “service fee” (as each of those terms is defined in the FINRA Conduct Rules); or (2) the Adviser waives its advisory fee in an amount necessary to offset any such sales charge or service fee.

For purposes of determining compliance with a Fund’s policy on concentrating its investments in any one industry, the Fund generally does not look through investments in Underlying Funds for purposes of applying their concentration limitations, unless an Underlying Fund itself has a policy to concentrate in a particular industry. In that case, the particular industry in which the underlying investment company invest would be counted for purposes of calculating the Fund’s concentration limitation.

Risk Factors Associated with Investments in Investment Companies. As a shareholder of an investment company, a Fund indirectly will bear its proportionate share of any management fees and other expenses paid by such investment company in addition to the fees and expenses a Fund bears directly in connection with its own operations. These securities represent interests in professionally managed portfolios that may invest in various types of instruments pursuant to a wide range of investment styles. A Fund would also bear the risk of all of the underlying investments held by the other investment company. An investment company may not achieve its investment objective.

Exchange Traded Funds. (“ETFs”) are investment companies whose primary objective is to achieve the same rate of return as a particular market index or commodity while trading throughout the day on an exchange. Certain ETFs are actively managed portfolios rather than being based upon an underlying index. ETF shares are sold initially in the primary market in units of 50,000 or more (“creation units”). A creation unit represents a bundle of securities or commodities that replicates, or is a representative sample of, a particular index or commodity and that is deposited with the ETF. Once owned, the individual shares comprising each creation unit are traded on an exchange in secondary market transactions for cash. The secondary market for ETF shares allows them to be readily converted into cash, like commonly traded stocks. The combination of primary and secondary markets permits ETF shares to be traded throughout the day close to the value of the ETF’s underlying portfolio securities. A Fund would purchase and sell individual shares of ETFs in the secondary market. These secondary market transactions require the payment of commissions.

Unit Investment Trusts. (“UITs”) are investment companies that hold a fixed portfolio of securities until the fixed maturity date of the UIT. A Fund would generally only purchase UITs in the secondary market for cash, which would result in the payment of commissions.

Risk Factors Associated with Investments in ETFs and UITs. ETF and UIT shares are subject to the same risk of price fluctuation due to supply and demand as any other stock traded on an exchange, which means that a Fund could receive less from the sale of shares of an ETF or UIT it holds than it paid at the time it purchased those shares. Furthermore, there may be times when the exchange halts trading, in which case a Fund owning ETF or UIT shares would be unable to sell them until trading is resumed. There can be no assurance that an ETF or UIT will continue to meet the listing requirements of the exchange or that an active secondary market will develop for shares.

In addition, because ETFs and UITs invest in a portfolio of common stocks or other instruments or commodities, the value of an ETF or UIT could decline if prices of those instruments or commodities decline. An overall decline of those instruments or commodities comprising an ETF’s or UIT’s benchmark index could have a greater impact on the ETF or UIT and investors than might be the case in an investment company with a more widely diversified portfolio. Losses could also occur if the ETF or UIT is unable to replicate the performance of the chosen benchmark index.There may be times when the market price for an ETF or UIT and its NAV vary significantly and a Fund may pay more than (premium) or less than (discount) NAV when buying shares on the secondary market. The market price of an ETF’s or UIT’s shares includes a “bid-ask spread” charged by the exchange specialists, market makers or other participants that trade the particular security. In times of severe market disruption, the bid-ask spread often increases significantly. This means that the shares may trade at a discount to NAV and the discount is likely to be greatest when the price of shares is falling fastest.

Other risks associated with ETFs and UITs include the possibility that: (i) an ETF’s or UIT’s distributions may decline if the issuers of the ETF’s or UIT’s portfolio securities fail to continue to pay dividends; and (ii) under certain circumstances, an ETF or UIT could be terminated. Should termination occur, the ETF or UIT could have to liquidate its portfolio securities when the prices for those securities are falling. In addition, inadequate or irregularly provided information about an ETF or UIT or its investments, because ETFs and UITs are generally passively managed, could expose investors in ETFs and UITs to unknown risks. Actively managed ETFs are also subject to the risk of underperformance relative to their chosen benchmark.

Foreign Securities

General. A Fund may invest in foreign securities and ETFs and other investment companies that hold a portfolio of foreign securities. Investing in securities of foreign companies and countries involves certain considerations and risks that are not typically associated with investing in U.S. government securities and securities of domestic companies. There may be less publicly available information about a foreign issuer than a domestic one, and foreign companies are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies. There may also be less government supervision and regulation of foreign securities exchanges, brokers and listed companies than exists in the United States. Interest and dividends paid by foreign issuers may be subject to withholding and other foreign taxes, which may decrease the net return on such investments as compared to dividends and interest paid to a Fund by domestic companies or the U.S. government. There may be the possibility of expropriations, seizure or nationalization of foreign deposits, confiscatory taxation, political, economic or social instability or diplomatic developments that could affect assets of a Fund held in foreign countries. Finally, the establishment of exchange controls or other foreign governmental laws or restrictions could adversely affect the payment of obligations.

To the extent a Fund’s currency exchange transactions do not fully protect the Fund against adverse changes in currency exchange rates, decreases in the value of currencies of the foreign countries in which the Fund will invest relative to the U.S. dollar will result in a corresponding decrease in the U.S. dollar value of the Fund’s assets denominated in those currencies (and possibly a corresponding increase in the amount of securities required to be liquidated to meet distribution requirements). Conversely, increases in the value of currencies of the foreign countries in which a Fund invests relative to the U.S. dollar will result in a corresponding increase in the U.S. dollar value of the Fund’s assets (and possibly a corresponding decrease in the amount of securities to be liquidated).

Emerging Markets Securities

A Fund may purchase securities of emerging market issuers and ETFs and other investment companies that invest in emerging market securities. Investing in emerging market securities imposes risks different from, or greater than, risks of investing in foreign developed countries. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales. Future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by a Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Additional risks of emerging markets securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause a Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

Options

A Fund may purchase and write (i.e., sell) put and call options. Such options may relate to particular securities, stock indices, other index, reference asset or reference item and may or may not be listed on a domestic or foreign securities exchange and may or may not be issued by the Options Clearing Corporation. Options trading is a highly specialized activity that entails greater than ordinary investment risk. Options may be more volatile than the underlying instruments, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves.

A call option for a particular security gives the purchaser of the option the right to buy, and the writer (seller) the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligation under the option contract. A put option for a particular security gives the purchaser the right to sell the security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security.

Stock index options are put options and call options on various stock indices. In most respects, they are identical to listed options on common stocks. The primary difference between stock options and index options occurs when index options are exercised. In the case of stock options, the underlying security, common stock, is delivered. However, upon the exercise of an index option, settlement does not occur by delivery of the securities comprising the index. The option holder who exercises the index option receives an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the difference between the closing price of the stock index and the exercise price of the option expressed in dollars times a specified multiple. A stock index fluctuates with changes in the market value of the stocks included in the index. For example, some stock index options are based on a broad market index, such as the Standard & Poor’s 500® Index or the Value Line Composite Index or a narrower market index, such as the Standard & Poor’s 100®. Indices may also be based on an industry or market segment, such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index. Options on stock indices are currently traded on the Chicago Board Options Exchange and the New York Stock Exchange.

A Fund’s obligation to sell an instrument subject to a call option written by it, or to purchase an instrument subject to a put option written by it, may be terminated prior to the expiration date of the option by the Fund’s execution of a closing purchase transaction, which is effected by purchasing on an exchange an option of the same series (i.e., same underlying instrument, exercise price and expiration date) as the option previously written. A closing purchase transaction will ordinarily be effected to realize a profit on an outstanding option, to prevent an underlying instrument from being called, to permit the sale of the underlying instrument or to permit the writing of a new option containing different terms on such underlying instrument. The cost of such a liquidation purchase plus transactions costs may be greater than the premium received upon the original option, in which event a Fund will have paid a loss in the transaction. There is no assurance that a liquid secondary market will exist for any particular option. An option writer unable to effect a closing purchase transaction will not be able to sell the underlying instrument or liquidate the assets held in a segregated account, as described below, until the option expires or the optioned instrument is delivered upon exercise. In such circumstances, the writer will be subject to the risk of market decline or appreciation in the instrument during such period.

If an option purchased by a Fund expires unexercised, the Fund realizes a loss equal to the premium paid. If the Fund enters into a closing sale transaction on an option purchased by it, the Fund will realize a gain if the premium received by the Fund on the closing transaction is more than the premium paid to purchase the option, or a loss if it is less. If an option written by the Fund expires on the stipulated expiration date or if the Fund enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold). If an option written by the Fund is exercised, the proceeds of the sale will be increased by the net premium originally received and the Fund will realize a gain or loss.

Certain Risks Regarding Options. There are several risks associated with transactions in options. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded over-the-counter or on an exchange, may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities or currencies; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading value; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

Successful use by a Fund of options on stock indices will be subject to the ability of the Adviser to correctly predict movements in the directions of the stock market. This requires different skills and techniques than predicting changes in the prices of individual securities. In addition, a fund’s ability to effectively hedge all or a portion of the securities in its portfolio, in anticipation of or during a market decline, through transactions in put options on stock indices, depends on the degree to which price movements in the underlying index correlate with the price movements of the securities held by the Fund. Inasmuch as a Fund’s securities will not duplicate the components of an index, the correlation will not be perfect. Consequently, the Fund bears the risk that the prices of its securities being hedged will not move in the same amount as the prices of its put options on the stock indices. It is also possible that there may be a negative correlation between the index and the Fund’s securities that would result in a loss on both such securities and the options on stock indices acquired by the Fund.

The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. The purchase of options is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The purchase of stock index options involves the risk that the premium and transaction costs paid by a Fund in purchasing an option will be lost as a result of unanticipated movements in prices of the securities comprising the stock index on which the option is based.

There is no assurance that a liquid secondary market on an options exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or elsewhere may exist. If a Fund is unable to close out a call option on securities that it has written before the option is exercised, the Fund may be required to purchase the optioned securities in order to satisfy its obligation under the option to deliver such securities. If a Fund is unable to effect a closing sale transaction with respect to options on securities that it has purchased, it would have to exercise the option in order to realize any profit and would incur transaction costs upon the purchase and sale of the underlying securities.

Cover for Options Positions. Transactions using options (other than options that a Fund has purchased) expose the Fund to an obligation to another party. The Fund will not enter into any such transactions unless it owns either (i) an offsetting (“covered”) position in securities or other options or (ii) cash or liquid securities with a value sufficient at all times to cover its potential obligations not covered as provided in (i) above. A Fund will comply with SEC guidelines regarding cover for these instruments and, if the guidelines so require, set aside cash or liquid securities in a segregated account with the Fund’s custodian in the prescribed amount. Under current SEC guidelines, the Fund will segregate assets to cover transactions in which the Fund writes or sells options.

Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding option is open, unless they are replaced with similar assets. As a result, the commitment of a large portion of a Fund’s assets to cover or segregated accounts could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations.

Options on Futures Contracts

A Fund may purchase and sell options on the same types of futures in which it may invest. Options on futures are similar to options on underlying instruments except that options on futures give the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell the futures contract, at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by the delivery of the accumulated balance in the writer’s futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

Dealer Options

A Fund may engage in transactions involving dealer options as well as exchange-traded options. Certain additional risks are specific to dealer options. While a Fund might look to a clearing corporation to exercise exchange-traded options, if the Fund were to purchase a dealer option it would need to rely on the dealer from which it purchased the option to perform if the option were exercised. Failure by the dealer to do so would result in the loss of the premium paid by the Fund as well as loss of the expected benefit of the transaction.

Exchange-traded options generally have a continuous liquid market while dealer options may not. Consequently, a Fund may generally be able to realize the value of a dealer option it has purchased only by exercising or reselling the option to the dealer who issued it. Similarly, when a Fund writes a dealer option, it may generally be able to close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer to whom the Fund originally wrote the option. While a Fund will seek to enter into dealer options only with dealers who will agree to and which are expected to be capable of entering into closing transactions with the Fund, there can be no assurance that the Fund will at any time be able to liquidate a dealer option at a favorable price at any time prior to expiration. Unless a Fund, as a covered dealer call option writer, is able to effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used as cover until the option expires or is exercised. In the event of insolvency of the other party, the Fund may be unable to liquidate a dealer option. With respect to options written by the Fund, the inability to enter into a closing transaction may result in material losses to the Fund. For example, because a Fund must maintain a secured position with respect to any call option on a security it writes, the Fund may not sell the assets, which it has segregated to secure the position while it is obligated under the option. This requirement may impair the Fund’s ability to sell portfolio securities at a time when such sale might be advantageous.

The Staff of the SEC has taken the position that purchased dealer options are illiquid securities. A Fund may treat the cover used for written dealer options as liquid if the dealer agrees that the Fund may repurchase the dealer option it has written for a maximum price to be calculated by a predetermined formula. In such cases, the dealer option would be considered illiquid only to the extent the maximum purchase price under the formula exceeds the intrinsic value of the option. Accordingly, a Fund will treat dealer options as subject to the Fund’s limitation on illiquid securities. If the SEC changes its position on the liquidity of dealer options, the Fund will change its treatment of such instruments accordingly.

Spread Transactions

A Fund may purchase covered spread options from securities dealers. These covered spread options are not presently exchange-listed or exchange-traded. The purchase of a spread option gives the Fund the right to put securities that it owns at a fixed dollar spread or fixed yield spread in relationship to another security that the Fund does not own, but which is used as a benchmark. The risk to a Fund, in addition to the risks of dealer options described above, is the cost of the premium paid as well as any transaction costs. The purchase of spread options will be used to protect the Fund against adverse changes in prevailing credit quality spreads, i.e., the yield spread between high quality and lower quality securities. This protection is provided only during the life of the spread options.

Futures Contracts

A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., units of a stock index or reference item such as stock volatility) for a specified price, date, time and place designated at the time the contract is made. Brokerage fees are paid when a futures contract is bought or sold and margin deposits must be maintained. Entering into a contract to buy is commonly referred to as buying or purchasing a contract or holding a long position. Entering into a contract to sell is commonly referred to as selling a contract or holding a short position.

Unlike when a Fund purchases or sells a security, no price would be paid or received by the Fund upon the purchase or sale of a futures contract. Upon entering into a futures contract, and to maintain the Fund’s open positions in futures contracts, the Fund would be required to deposit with its custodian or futures broker in a segregated account in the name of the futures broker an amount of cash, U.S. government securities, suitable money market instruments, or other liquid securities, known as “initial margin.” The margin required for a particular futures contract is set by the exchange on which the contract is traded, and may be significantly modified from time to time by the exchange during the term of the contract. Futures contracts are customarily purchased and sold on margins that may range upward from less than 5% of the value of the contract being traded.

If the price of an open futures contract changes (by increase in underlying instrument or index in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to a Fund.

These subsequent payments, called “variation margin,” to and from the futures broker, are made on a daily basis as the price of the underlying assets fluctuate making the long and short positions in the futures contract more or less valuable, a process known as “marking to the market.” A Fund expects to earn interest income on its margin deposits.

Although certain futures contracts, by their terms, require actual future delivery of and payment for the underlying instruments, in practice most futures contracts are usually closed out before the delivery date. Closing out an open futures contract purchase or sale is effected by entering into an offsetting futures contract sale or purchase, respectively, for the same aggregate amount of the identical underlying instrument or index and the same delivery date. If the offsetting purchase price is less than the original sale price, a Fund realizes a gain; if it is more, the Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, the Fund realizes a gain; if it is less, the Fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that the Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the futures contract.

For example, one contract in the Financial Times Stock Exchange 100 Index future is a contract to buy 25 pounds sterling multiplied by the level of the UK Financial Times 100 Share Index on a given future date. Settlement of a stock index futures contract may or may not be in the underlying instrument or index. If not in the underlying instrument or index, then settlement will be made in cash, equivalent over time to the difference between the contract price and the actual price of the underlying asset at the time the stock index futures contract expires.

Swap Agreements

A Fund may enter into swap agreements for purposes of attempting to gain exposure to equity, debt, commodities or other asset markets without actually purchasing those assets, or to hedge a position. A Fund does not invest more than 25% of its assets in swap contracts with any one counterparty. Security investments are made without restriction as to the issuer’s country. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

Most swap agreements entered into by a Fund calculate the obligations of the parties to the agreement on a “net basis.” Consequently, the Fund’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). Payments may be made at the conclusion of a swap agreement or periodically during its term.

Swap agreements do not involve the delivery of securities or other underlying assets. Accordingly, if a swap is entered into on a net basis, if the other party to a swap agreement defaults, a Fund’s risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive, if any.

The net amount of the excess, if any, of a Fund’s obligations over its entitlements with respect to a swap agreement entered into on a net basis will be accrued daily and an amount of cash or liquid asset having an aggregate net asset value at least equal to the accrued excess will be maintained in an account with the Custodian. A Fund will also establish and maintain such accounts with respect to its total obligations under any swaps that are not entered into on a net basis. Obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of the Fund’s investment restriction concerning senior securities.

Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid for a Fund’s illiquid investment limitations. A Fund will not enter into any swap agreement unless the Adviser believes that the other party to the transaction is creditworthy. A Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counter-party.

A Fund may enter into a swap agreement in circumstances where the Adviser believes that it may be more cost effective or practical than buying the securities represented by such index or a futures contract or an option on such index. The counter-party to any swap agreement will typically be a bank, investment banking firm or broker/dealer. The counter-party will generally agree to pay the Fund the amount, if any, by which the notional amount of the swap agreement would have increased in value had it been invested in the particular stocks represented in the index, plus the dividends that would have been received on those stocks. A Fund will agree to pay to the counter-party a floating rate of interest on the notional amount of the swap agreement plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such stocks. Therefore, the return to a Fund on any swap agreement should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Fund on the notional amount.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments that are traded in the OTC market.

Precious Metals and Other Commodities

Certain Funds are subject to the risk of sharp price volatility of metals or other commodities, and of shares of companies principally engaged in activities related to metals or other commodities. Investments related to metals or other commodities may fluctuate in price significantly over short periods of time because of a variety of global economic, financial, and political factors. These factors include: economic cycles; changes in inflation or expectations about inflation in various countries; interest rates; currency fluctuations; metal sales by governments, central banks, or international agencies; investment speculation; resource availability; commodity prices; fluctuations in industrial and commercial supply and demand; government regulation of the metals and other commodities industries; and government prohibitions or restrictions on the private ownership of certain precious and rare metals.

Regulation as a Commodity Pool Operator

The Trust, on behalf of the Funds, has filed with the National Futures Association, a notice claiming an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act, as amended, and the rules of the Commodity Futures Trading Commission promulgated thereunder, with respect to the Funds’ operations. Accordingly, the Funds will not be subject to registration or regulation as a commodity pool operator.

When-Issued, Forward Commitments and Delayed Settlements

A Fund may purchase and sell securities on a when-issued, forward commitment or delayed settlement basis. In this event, the Custodian (as defined under the section entitled “Custodian”) will segregate liquid assets equal to the amount of the commitment in a separate account. Normally, the Custodian will set aside portfolio securities to satisfy a purchase commitment. In such a case, the Fund may be required subsequently to segregate additional assets in order to assure that the value of the account remains equal to the amount of the Fund’s commitment. It may be expected that the Fund’s net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash.

A Fund does not intend to engage in these transactions for speculative purposes but only in furtherance of its investment objectives. Because the Fund will segregate liquid assets to satisfy its purchase commitments in the manner described, the Fund’s liquidity and the ability of the Adviser to manage them may be affected in the event the Fund’s forward commitments, commitments to purchase when-issued securities and delayed settlements ever exceeded 15% of the value of its net assets.

A Fund will purchase securities on a when-issued, forward commitment or delayed settlement basis only with the intention of completing the transaction. If deemed advisable as a matter of investment strategy, however, the Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases, the Fund may realize a taxable capital gain or loss. When a Fund engages in when-issued, forward commitment and delayed settlement transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in the Fund incurring a loss or missing an opportunity to obtain a price credited to be advantageous.

The market value of the securities underlying a when-issued purchase, forward commitment to purchase securities, or a delayed settlement and any subsequent fluctuations in their market value is taken into account when determining the market value of a Fund starting on the day the Fund agrees to purchase the securities. A Fund does not earn interest on the securities it has committed to purchase until it has paid for and delivered on the settlement date.

Illiquid and Restricted Securities

A Fund may invest up to 15% of its net assets in illiquid securities. Illiquid securities include securities subject to contractual or legal restrictions on resale (e.g., because they have not been registered under 1933 Act) and securities that are otherwise not readily marketable (e.g., because trading in the security is suspended or because market makers do not exist or will not entertain bids or offers). Securities that have not been registered under the 1933 Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Foreign securities that are freely tradable in their principal markets are not considered to be illiquid.

Restricted and other illiquid securities may be subject to the potential for delays on resale and uncertainty in valuation. A Fund might be unable to dispose of illiquid securities promptly or at reasonable prices and might thereby experience difficulty in satisfying redemption requests from shareholders. A Fund might have to register restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

A large institutional market exists for certain securities that are not registered under the 1933 Act, including foreign securities. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments. Rule 144A under the Securities Act allows such a broader institutional trading market for securities otherwise subject to restrictions on resale to the general public. Rule 144A establishes a “safe harbor” from the registration requirements of the 1933 Act for resale of certain securities to qualified institutional buyers. Rule 144A has produced enhanced liquidity for many restricted securities, and market liquidity for such securities may continue to expand as a result of this regulation and the consequent existence of the PORTAL system, which is an automated system for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers sponsored by the FINRA.

Under guidelines adopted by the Trust’s Board, the Adviser may determine that particular Rule 144A securities, and commercial paper issued in reliance on the private placement exemption from registration afforded by Section 4 (a) (2) of the 1933 Act, are liquid even though they are not registered. A determination of whether such a security is liquid or not is a question of fact. In making this determination, the Adviser will consider, as it deems appropriate under the circumstances and among other factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security; (3) the number of other potential purchasers of the security; (4) dealer undertakings to make a market in the security; (5) the nature of the security (e.g., debt or equity, date of maturity, terms of dividend or interest payments, and other material terms) and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer); and (6) the rating of the security and the financial condition and prospects of the issuer. In the case of commercial paper, the Adviser will also determine that the paper (1) is not traded flat or in default as to principal and interest, and (2) is rated in one of the two highest rating categories by at least two National Statistical Rating Organizations (“NRSROs”) or, if only one NRSRO rates the security, by that NRSRO, or, if the security is unrated, the Adviser determines that it is of equivalent quality.

Rule 144A securities and Section 4 (a) (2) commercial paper that have been deemed liquid as described above will continue to be monitored by the Adviser to determine if the security is no longer liquid as the result of changed conditions. Investing in Rule 144A securities or Section 4 (a) (2) commercial paper could have the effect of increasing the amount of a Fund’s assets invested in illiquid securities if institutional buyers are unwilling to purchase such securities.

Passive Investment Strategies

Some of the Underlying Funds may pursue a passive or “indexing” strategy. These Underlying Funds will not buy or sell shares of an equity security due to current or projected performance of a security, industry or sector, unless that security is added to or removed, respectively, from the respective index each is designed to track. An Underlying Fund’s return may not match the return of its index for a number of reasons, including: the Fund incurs operating expenses not applicable to the Index, and incurs costs in buying and selling securities; the Fund may not be fully invested at times; differences in the valuation of securities and differences between the Fund’s portfolio and the index resulting from legal restrictions, cost or liquidity constraints.

Lending Portfolio Securities

A Fund may from time to time lend securities from their portfolios to broker-dealers, banks, financial institutions and institutional borrowers of securities and receive collateral in the form of cash or U.S. government obligations. Under the Funds’ current practices (which are subject to change), a Fund must receive initial collateral equal to 102% of the market value of the loaned securities, plus any interest due in the form of cash or U.S. government obligations. This collateral must be valued daily and should the market value of the loaned securities increase, the borrower must furnish additional collateral to a Fund sufficient to maintain the value of the collateral equal to at least 100% of the value of the loaned securities. The lending agent receives a pre-negotiated percentage of the net earnings on the investment of the collateral. A Fund will not lend portfolio securities to: (a) any “affiliated person” (as that term is defined in the 1940 Act) of any Fund; (b) any affiliated person of the Adviser; or (c) any affiliated person of such an affiliated person. During the time portfolio securities are on loan, the borrower will pay the Fund any dividends or interest paid on such securities plus any fee negotiated between the parties to the lending agreement. Loans will be subject to termination by the Funds or the borrower at any time. While a Fund will not have the right to vote securities on loan, they intend to terminate loans and regain the right to vote if that is considered important with respect to the investment. A Fund will enter into loan arrangements only with broker-dealers, banks or other institutions that either the Adviser or the lending agent has determined are creditworthy under guidelines established by the Board. Although these loans are fully collateralized, there are risks associated with securities lending. A Fund’s performance could be hurt if a borrower defaults or becomes insolvent, or if the Fund wishes to sell a security before its return can be arranged. The return on invested cash collateral will result in gains and losses for the Funds. Each Fund will limit its securities lending to 33-1/3% of its total assets.

Short Sales

A Fund may sell securities short as an outright investment strategy and to offset potential declines in long positions in similar securities. A short sale is a transaction in which the Fund sells a security it does not own or have the right to acquire (or that it owns but does not wish to deliver) in anticipation that the market price of that security will decline.

When a Fund makes a short sale, the broker-dealer through which the short sale is made must borrow the security sold short and deliver it to the party purchasing the security. The Fund is required to make a margin deposit in connection with such short sales; the Fund may have to pay a fee to borrow particular securities and will often be obligated to pay over any dividends and accrued interest on borrowed securities.

If the price of the security sold short increases between the time of the short sale and the time a Fund covers its short position, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

To the extent a Fund sells securities short, it will provide collateral to the broker-dealer and (except in the case of short sales “against the box”) will maintain additional asset coverage in the form of cash, U.S. government securities or other liquid securities with its custodian in a segregated account in an amount at least equal to the difference between the current market value of the securities sold short and any amounts required to be deposited as collateral with the selling broker (not including the proceeds of the short sale). A Fund does not intend to enter into short sales (other than short sales “against the box”) if immediately after such sales the aggregate of the value of all collateral plus the amount in such segregated account exceeds 30% of the value of the Fund’s net assets. This percentage may be varied by action of the Board of Trustees. A short sale is “against the box” to the extent the Fund contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short.

SPECIAL RISK RELATED TO CYBER SECURITY

The Funds and their service providers have administrative and technical safeguards in place with respect to information security. Nevertheless, the Funds and their service providers are potentially susceptible to operational and information security risks resulting from a cyber-attack as the Funds are highly dependent upon the effective operation of their computer systems and those of their business partners. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, denial of service on websites and other operational disruption and unauthorized release of confidential customer information. Cyber-attacks affecting the Adviser, the Distributor, the Funds, the custodians, the transfer agent, financial intermediaries and other affiliated or third-party service providers may adversely affect the Funds and their shareholders owners. For instance, cyber-attacks may interfere with the processing of Fund transactions, including the processing of orders, impact a Fund’s ability to calculate net asset values, cause the release and possible destruction of confidential customer or business information, impede trading, subject a Fund and/or its service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage. Cyber security risks may also affect the issuers of securities in which a Fund invests, which may cause a Fund’s investments to lose value. A Fund may also incur additional costs for cyber security risk management in the future. Although the Funds and their service providers have adopted security procedures to minimize the risk of a cyber-attack, there can be no assurance that the Funds or their service providers will avoid losses affecting the Funds due to cyber-attacks or information security breaches in the future.

TEMPORARY DEFENSIVE MEASURES

In response to market, economic, political or other conditions, the Adviser may temporarily use a different investment strategy for a Fund for defensive purposes. Such a strategy could include investing up to 100% of a Fund’s assets in cash or cash equivalent securities. This could affect a Fund’s performance and the Fund might not achieve its investment objectives.

PORTFOLIO TURNOVER

Each Fund may sell a portfolio investment soon after its acquisition if the Adviser believes that such a disposition is consistent with attaining the investment objective of the Fund. A high rate of portfolio turnover (over 100%) may involve correspondingly greater transaction costs, which must be borne directly by the Fund and ultimately by its shareholders. High portfolio turnover may result in the realization of substantial net capital gains. To the extent short-term capital gains are realized, distributions attributable to such gains will be ordinary income for federal income tax purposes.

The following table shows the portfolio turnover rates for each Fund for the fiscal period ended June 30, 2014 and the fiscal year ended June 30, 2015.

	2015	2014*
Balanced Fund	23%	12%
High Dividend Fund	32%	4%
Alternative Fund	11%	49%

*For the period December 1, 2013 through June 30, 2014

DISCLOSURE OF PORTFOLIO HOLDINGS

The Trust has adopted policies and procedures that govern the disclosure of each Fund’s portfolio holdings. These policies and procedures are designed to ensure that such disclosure is in the best interests of Fund shareholders.

Each Fund discloses its complete portfolio holdings as of the end of its second fiscal quarter and its fiscal year in its reports to shareholders. The Fund sends reports to its existing shareholders no later than 60 days after the relevant fiscal period, and files these reports with the SEC by the 70th day after the end of the relevant fiscal period. You can find these reports on the Fund’s website, CompassEMPFunds.com, and on the SEC’s website, www.SEC.gov.

In addition, each Fund discloses its complete portfolio holdings as of the quarter-end on the Fund’s website no sooner than the 15th calendar day following the end of the calendar quarter. Each Fund may also publish other information on the Fund’s website relating to its portfolio holdings (e.g., top ten holdings) on a monthly basis no later than the 15th day following the end of the month.

Other than to rating agencies and service providers, as described below, a Fund does not selectively disclose its portfolio holdings to any person. In each case, a determination has been made that such advance disclosure is supported by a legitimate business purpose and that the recipient is subject to a duty to keep the information confidential and not to trade on the confidential information.

•                  The Adviser. Personnel of the Adviser, including personnel responsible for managing a Fund’s portfolio, may have full daily access to the Fund’s portfolio holdings because that information is necessary in order for the Adviser to provide its management, administrative, and investment services to the Funds. As required for purposes of analyzing the impact of existing and future market changes on the prices, availability, demand and liquidity of such securities, as well as for the assistance of portfolio managers in the trading of such securities, Adviser’s personnel may also release and discuss certain portfolio holdings with various broker/dealers.

•                  The Sub-fund Accountant and Sub-Administrator.  Citi Fund Services Ohio. Inc.is the sub-fund accountant and sub-administrator for the Funds; therefore, its personnel have full daily access to the Funds’ portfolio holdings since that information is necessary in order for them to provide the agreed-upon services for each Fund.

•                  The Transfer Agent. FIS Investor Services LLC is the transfer agent and dividend disbursing agent for the Funds; therefore, its personnel have full daily access to the Funds’ portfolio holdings since that information is necessary in order for them to provide the agreed-upon services for each Fund.

•                  The Custodian. Citibank N.A. is the custodian for the Funds; therefore, its personnel and agents have full daily access to each Fund’s portfolio holdings because that information is necessary in order for them to provide the agreed-upon services for each Fund.

•                  The Independent Registered Public Accountant. Cohen Fund Audit Services is the independent registered public accounting firm for the Funds; therefore, its personnel and agents receive information regarding each Fund’s portfolio holdings as needed with no time lag in order to provide the agreed upon services for each Fund.

•                  Legal Counsel to the Trust. Morrison & Foerster LLP is independent legal counsel to the Trust; therefore, its personnel and agents may receive information regarding each Fund’s portfolio holdings as needed with no time lag to perform the agreed upon services.

•                  Rating Agencies. Morningstar, Lipper and other mutual fund rating agencies may also receive each Fund’s full portfolio holdings, generally monthly on a 30-day lag basis with the understanding that such holdings may be posted or disseminated to the public by the rating agencies at any time.

The Funds’ Chief Compliance Officer, or such officer’s designee, may also grant exceptions to permit additional disclosure of Fund portfolio holdings information at differing times and with different lag times (the period from the date of the information to the date the information is made available) in instances where a Fund has legitimate business purposes for doing so, it is in the best interests of shareholders, and the recipients are subject to a duty of confidentiality, including a duty not to trade on the nonpublic information and are required to execute an agreement to that effect. The Board will be informed of any such disclosures at its next regularly scheduled meeting or as soon as is reasonably practicable thereafter. In no event shall the Funds, the Adviser, or any other party receive any direct or indirect compensation in connection with the disclosure of information about the Funds’ portfolio holdings.

There is no assurance that the Trust’s policies on disclosure of portfolio holdings will protect the Funds from the potential misuse of holdings information by individuals or firms in possession of that information.

MANAGEMENT OF THE TRUST

Board Leadership Structure

The Trust is governed by a Board of Trustees consisting of eight Trustees, seven of whom are not “interested persons” of the Trust within the meaning of that term under the 1940 Act (the “Independent Trustees”). The Chair of the Board is an Independent Trustee, who functions as the lead Trustee. The Chair serves as liaison between the Board and its Committees, and the Funds’ investment adviser and other service providers. The Chair is actively involved in setting the Board meeting agenda, and participates on certain of the Board’s Committees. The Funds believe that their leadership structure is appropriate for a “fund-of-funds” because the Board as a whole provides independent oversight of potential conflicts of interest involving the Funds and their affiliates.

Board Risk Oversight

In considering risks related to the Funds, the Board consults and receives reports from officers of the Funds and personnel of the Adviser, who are charged with the day-to-day risk oversight function. Matters regularly reported to the Board or a designated committee include certain risks involving the Funds’ investment portfolios, trading practices, operational matters, financial and accounting controls, and legal and regulatory compliance. The Board has delegated to the Audit and Risk Oversight Committee overall responsibility for reviewing reports relating to compliance and enterprise risk, including operational risk and personnel. The Board relies on the Investment Committee to review reports relating to investment risks, that is, risks to the Funds resulting from pursuing the Funds’ investment strategies (e.g., credit risk, liquidity risk and market risk).

Trustee Qualifications

The following summarizes the experience and qualifications of the Trustees:

David Brooks Adcock. Mr. Adcock served for many years as general counsel for Duke University and Duke University Health System, where he provided oversight to complex business transactions such as mergers and acquisitions and dispositions. He has served for more than 20 years as a public interest arbitrator for, among others, the New York Stock Exchange, the American Stock Exchange, the National Futures Association, FINRA and the American Arbitration Association. The Board believes that Mr. Adcock’s knowledge of complex business transactions and the securities industry combined with his previous service on the boards of other mutual funds qualifies him to serve on the Board.

Nigel D.T. Andrews. Mr. Andrews served for many years as a management consultant for a nationally recognized consulting company and as a senior executive at GE, including Vice President of Corporate Business Development, reporting to the Chairman, and as Executive Vice President of GE Capital. He also served as a Director and member of the Audit and Risk Committee of Old Mutual plc, a large publicly traded company whose shares are traded on the London Stock Exchange. Mr. Andrews formerly served as the non-executive chairman of Old Mutual’s US asset management business, where he also served on the audit and risk committee. Mr. Andrews also served as a Governor of the London Business School. He serves as a director of Carlyle GMS Finance, Inc., a business development company. The Board believes that his experience in these positions, particularly with respect to oversight of risk and the audit function of public companies, as well as his previous service on the boards of other mutual funds qualifies him to serve as a Trustee.

David C. Brown. Mr. Brown serves as the Chairman and Chief Executive Officer (since 2013) of the Adviser, and, as such is an “interested person” of the Trust. Previously, he served as Co-Chief Executive Officer (2011-2013), and President — Investments and Operations (2010-2011) and Chief Operating Officer (2004-2011) of the Adviser. The Board believes that his position and experience with the Adviser and his previous experience in the investment management business qualifies him to serve as a Trustee.

E. Lee Beard. Ms. Beard, a certified public accountant, has served as the president, chief executive officer and director, and as a chief financial officer, of public, federally insured, depository institutions. As such, Ms. Beard is familiar with issues relating to audits of financial institutions. The Board believes that Ms. Beard’s experience as the chief executive officer of a depository institution, her service on the boards of other mutual funds and her knowledge of audit and accounting matters qualifies her to serve as a Trustee.

Sally M. Dungan. Ms. Dungan, a Chartered Financial Analyst, has been in the investment and financial management business for many years. She currently serves as Chief Investment Officer for Tufts University, a position she has held since 2002, and previously served as Director of Pension Fund Management for Siemens Corporation (2000-2002), Deputy Chief Investment Officer and Senior Investment Officer of Public Markets of the Pension Reserves Investment Management Board of the Commonwealth of Massachusetts (1995-2000) and Administrative Manager for Lehman Brothers (1990-1995). Ms. Dungan has served on the boards, including their audit and investment committees, of private institutions and mutual funds. The Board believes Ms. Dungan’s extensive knowledge of the investment process and financial markets qualifies her to serve as a Trustee.

John L. Kelly. Mr. Kelly has more than 35 years of experience and leadership roles in the financial services industry including institutional electronic trading, capital markets, corporate and investment banking, retail brokerage, private equity, asset/wealth management, institutional services, mutual funds and related technology enabled services. He has served as an Independent Trustee of Victory Portfolios, Victory Institutional Funds, and Victory Variable Insurance Funds from 2008 to 2011. The Board believes that this experience qualifies him to serve as a Trustee.

David L. Meyer. For six years, Mr. Meyer served as chief operating officer, Investment Wealth Management Division of Mercantile Bankshares Corp. (now PNC Financial Services Corp.) and has served as an officer or on the board of other mutual funds for many years. The Board believes that his experience, particularly as it related to the operation of registered investment companies, qualifies him to serve as a Trustee.

Leigh A. Wilson. Mr. Wilson served for many years as Chief Executive Officer of Paribas North America and as such has extensive experience in the financial sector. He serves as an Independent Non-Executive Director and Chairman of the Board of Caledonia Mining Corporation, a Canadian mining company listed on the Toronto Stock Exchange. As a former director of the Mutual Fund Directors Forum (“MFDF”), he is familiar with the operation and regulation of registered investment companies. He served on a MFDF steering committee created at the request of then-SEC Chairman William Donaldson to recommend best practices to independent mutual fund directors. He received the Small Fund Trustee of the Year award from Institutional Investor Magazine in 2006. The Board believes that this experience and his previous service on the boards of other mutual funds qualifies him to serve as a Trustee.

Trustees and Officers

The following tables list the Trustees and Officers, their ages, position with the Trust, length of time served, principal occupations during the past five years and, where applicable, any directorships of other investment companies or companies whose securities are registered under the Securities Exchange Act of 1934, as amended, or who file reports under that Act. Each Trustee oversees 30 portfolios in the Trust, 25 portfolios in Victory Portfolios, one portfolio in Victory Variable Insurance Funds and one portfolio in Victory Institutional Funds, each a registered investment company that, together with the Trust, comprise the Victory Fund Complex. There is no defined term of office and each Trustee serves until the earlier of his or her resignation, retirement, removal, death, or the election of a qualified successor. Each Trustee’s and Officer’s address is c/o Victory Portfolios II, 3435 Stelzer Road, Columbus, Ohio 43219.

Independent Trustees

Name and Age	Position(s) Held with Registrant	Length of Service and Term	Principal Occupation(s) During Past 5 Years	Number of Funds Overseen In The Fund Complex	Other Directorships Held During Past 5 Years
David Brooks Adcock, 64	Trustee	Since May 2015, indefinite	Consultant (since 2006).	54	Victory Portfolios (2005-present) (25 portfolios); Victory Institutional Funds (1 portfolio) (2005-present); Victory Variable Insurance Funds (1 portfolio) (2005-present); FBR Funds (2011-2012).
Nigel D. T. Andrews, 69	Trustee	Since May 2015, indefinite	Retired.	54

Victory Portfolios (2002-present) (25 portfolios); Victory Institutional Funds (1 portfolio) (2002-present); Victory Variable Insurance Funds (1 portfolio) (2002-present); Carlyle GMS Finance, Inc. (since 2012); Old Mutual plc. (2002-2011); Old Mutual US Asset Management (2002-2014).

E. Lee Beard, 64	Trustee	Since May 2015, indefinite	Retired (since 2015); Consultant, The Henlee Group, LLC. (consulting) (2005-2015).	54

Victory Portfolios (2005-present) (25 portfolios); Victory Institutional Funds (1 portfolio) (2005-present); Victory Variable Insurance Funds (1 portfolio) (2005-present); Penn Millers Holding Corporation (January 2011 to November 2011).

Sally M. Dungan, 62	Trustee	Since May 2015, indefinite	Chief Investment Officer, Tufts University (since 2002).	54	Victory Portfolios (2011-present) (25 portfolios); Victory Institutional Funds (1 portfolio) (2011-present); Victory Variable Insurance Funds (1 portfolio) (2011-present); ProCredit Holding

					Supervisory Board (2006-2011).
John L. Kelly, 63	Trustee	Since May 2015, indefinite	Adviser, Endgate Commodities LLC (since January 2016); Managing Partner, Endgate Commodities LLC (August 2014 to January 2016); Chief Operating Officer, Liquidnet Holdings, Inc. (2011-2014); Managing Director, Crossroad LLC (Consultants) (April 2009 to December 2011).	54

Victory Portfolios (2008-2011 and since Feb. 2015) (25 portfolios); Victory Institutional Funds (1 portfolio) (2008-2011 and since Feb. 2015); Victory Variable Insurance Funds (1 portfolio) (2008-2011 and since Feb. 2015); Director, Caledonia Mining Corporation (May 2012 to present).

David L. Meyer, 59	Trustee	Since May 2015, indefinite	Retired.	54	Victory Portfolios (2008-present) (25 portfolios); Victory Institutional Funds (1 portfolio) (2008-present); Victory Variable Insurance Funds (1 portfolio) (2008-present).
Leigh A. Wilson, 71	Chair and Trustee	Since May 2015, indefinite	Private Investor.	54	Victory Portfolios (1994-present) (25 portfolios); Victory Institutional Funds (1 portfolio) (2003-present); Victory Variable Insurance Funds (1 portfolio) (1998-present); Chair (since 2013) and Director (since 2012 and March-October 2008), Caledonia Mining Corporation; Director, The Mutual Fund Directors Forum (2004-2013).

Interested Trustee and Officers of the Trust

Name, Address Year of Birth	Position(s) Held with Registrant	Length of Service and Term	Principal Occupation(s) During Past 5 Years	Number of Funds Overseen In The Fund Complex	Other Directorships Held During Past 5 Years
David C. Brown, * 44	Trustee	Since 2015, indefinite	Chairman and Chief Executive Officer (since 2013), Co-Chief Executive Officer, (2011-2013), President — Investments and Operations (2010-2011) and Chief Operating Officer (2004-2011), Victory Capital Management Inc.; Chief Executive Officer (since 2013), Victory Capital Holdings, Inc.	54	Victory Portfolios (2008-present) (25 portfolios); Victory Institutional Funds (1 portfolio) (2008-present); Victory Variable Insurance Funds (1 portfolio) (2008-present);
Christopher K. Dyer, 54	President	Since 2015, indefinite	Director of Mutual Fund Administration, the Adviser.	N/A	N/A

Scott A. Stahorsky, 46	Vice President	Since 2015, indefinite	Manager, Fund Administration, the Adviser.	N/A	N/A
Erin G. Wagner, 42	Secretary	Since 2015, indefinite	Associate General Counsel, the Adviser(since 2013); Associate, Dechert LLP (2001-2010).	N/A	N/A
Christopher A. Ponte, 32	Treasurer	Since 2015, indefinite	Senior Analyst, Fund Administration, the Adviser; registered Principal, Victory Capital Advisers, Inc. (since 2011).	N/A	N/A
Jay G. Baris, 62	Assistant Secretary	Since 2015, indefinite	Partner, Morrison & Foerster LLP (since 2011).	N/A	N/A
Edward J. Veilleux, 72	Chief Compliance Officer	Since 2015, indefinite	President of EJV Financial Services (mutual fund consulting)	N/A	N/A
Chuck Booth, 56	Anti-Money Laundering Compliance Officer and Identity Theft Officer	Since 2015, indefinite	Director, Regulatory Administration and CCO Support Services, Citi Fund Services Ohio, Inc.	N/A	N/A

*           Mr. Brown is an “Interested Person” by reason of his relationship with the Adviser.

Committees of the Board.

The following standing Committees of the Board are currently in operation: Audit and Risk Oversight, Continuing Education, Investment, Service Provider, Board Governance and Nominating, and Agenda. In addition to these standing Committees, the Board may form temporary Special Committees to address particular areas of concern. In addition, a Committee may form a Sub-Committee to address particular areas of concern to that Committee.

The members of the Audit and Risk Oversight Committee, all of whom are Independent Trustees, are Mr. Meyer (Chair), Mr. Adcock, Ms. Beard, and Mr. Wilson. The primary purpose of this Committee is to oversee the Trust’s accounting and financial reporting policies, practices and internal controls, as required by the statutes and regulations administered by the SEC, including the 1940 Act. The Committee also has overall responsibility for reviewing periodic reports with respect to compliance and enterprise risk, including operational risk and personnel. The Board has designated Mr. Meyer and Ms. Beard as its Audit Committee Financial Experts.

The members of the Continuing Education Committee are Mr. Meyer (Chair), Ms. Beard, and Ms. Dungan. The function of this Committee is to develop programs to educate the Trustees to enhance their effectiveness as a Board and individually.

The members of the Investment Committee are Ms. Dungan (Chair), Mr. Adcock, Mr. Andrews, Ms. Beard, Mr. Kelly, Mr. Meyer and Mr. Wilson. The function of this Committee is to oversee the Fund’s compliance with investment objectives, policies and restrictions, including those imposed by law or regulation, and assists the Board in its annual review of the Funds’ investment advisory agreements.

The members of the Service Provider Committee are Ms. Beard (Chair), Mr. Adcock and Mr. Meyer. This Committee negotiates the terms of the written agreements with the Funds’ service providers, evaluates the quality of periodic reports from the service providers (including reports submitted by sub-service providers) and assists the Board in its review of each Fund’s service providers, other than the investment adviser and independent auditors.

The Board Governance and Nominating Committee consists of all of the Independent Trustees. Mr. Andrews currently serves as the Chair of this Committee. The functions of this Committee are: to oversee Fund governance, including the nomination and selection of Trustees; to evaluate and recommend to the Board the compensation and expense reimbursement policies applicable to Trustees; and periodically, to coordinate and facilitate an evaluation of the performance of the Board.

The Board Governance and Nominating Committee will consider nominee recommendations from Fund shareholders, in accordance with procedures established by the Committee. A Fund shareholder should submit a nominee recommendation in writing to the attention of the Chair of the Trust, 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144. The Committee (or a designated sub-committee) will screen shareholder recommendations in the same manner as it screens nominations received from other sources, such as current Trustees, management of the Fund or other individuals, including professional recruiters. The Committee need not consider any recommendations when no vacancy on the Board exists, but the Committee will consider any such recommendation if a vacancy occurs within six months after receipt of the recommendation. In administering the shareholder recommendation process, the Chair, in the Chair’s sole discretion, may retain the services of counsel to the Trust or to the Independent Trustees, management of the Fund or any third party. The Committee will communicate the results of the evaluation of any shareholder recommendation to the shareholder who made the recommendation.

The Agenda Committee consists of the Chair of the Board and the Chair of each other Committee.

During the fiscal year ended June 30, 2015, the Board held one meeting; the Audit and Risk Oversight Committee held one meeting; the Investment Committee held one meeting; the Service Provider Committee held two meetings; and the Board Governance and Nominating Committee held one meeting The Continuing Education Committee met informally during the fiscal year.

Prior to May 1, 2015, the Trust was governed by a different Board of Trustees.

Compensation of Trustees.

Effective May 1, 2015, the Victory Fund Complex pays each Independent Trustee $219,000 per year for his or her service to all of the funds in the Complex, including the Funds that are series of the Trust. The Board Chair is paid an additional retainer of $109,500 per year. The Funds bear a portion of the Independent Trustees’ compensation. The Board reserves the right to award reasonable compensation to any Interested Trustee. The Trust does not maintain a retirement plan for its Trustees.

Prior to May 1, 2015, the Trust paid each Independent Trustee $1,000 per Fund per year, as well as reimbursement for any reasonable expenses incurred attending Trust meetings, to be paid quarterly. The Audit Committee Chairman received an additional $2,000 per year. In addition, the Chairman of the Board, if an Independent Trustee, received an additional $2,000 per year.

No “interested person” who currently serves as a Trustee of the Trust has received any compensation for his or her services as Trustee.

The following table indicates the compensation received by each of the Trustees for the fiscal period ended June 30, 2015. No amounts were paid to the executive officers during this period.

Name	Aggregate Compensation From Trust*	Total Compensation From Trust and Fund Complex Paid to Trustees
David Brooks Adcock	$1,678	$159,167
Nigel D. T. Andrews	$1,678	$159,167
E. Lee Beard	$1,678	$159,167
Sally M. Dungan	$1,678	$159,167
John L. Kelly	$1,678	$159,167
David L. Meyer	$1,678	$70,972
Leigh A. Wilson	$2,517	$238,750

*                       Each Trustee became a Trustee of the Trust on May 1, 2015.

The following table indicates the compensation received by the predecessor Trustees for the period July 1, 2014 through their resignation on April 30, 2015. No amounts were paid to the executive officers during this period.

Name	Aggregate Compensation From Trust*	Total Compensation From Trust and Fund Complex Paid to Trustees
Donald T. Benson Trustee, Audit Committee Chairman	$23,000	$23,000
John M. Gering Trustee	$19,500	$19,500
Ottis E. Mims Trustee	$19,500	$19,500
David J. Moore** Trustee, Chairman of the Board	$0	$0

*                                         Each predecessor Trustee’s term ended on April 30, 2015, ** Mr. Moore was an “interested person” of the Trust.

Trustees’ Ownership of Shares in the Funds. The following tables show the dollar ranges of Fund shares (and of shares of all series of the Victory Fund Complex) beneficially owned by the Trustees as of December 31, 2015. The Trust’s officers and Trustees, as a group, owned less than 1% of each Fund as of the date of this SAI. No Independent Trustee (or any immediate family member) owns beneficially or of record an interest in the Adviser, Victory Capital Advisers, Inc. (the “Distributor”), or the predecessor investment adviser or distributor or in any person directly or indirectly controlling, controlled by, or under common control with the Adviser or the Distributor (other than Funds in the Victory Funds Complex).

Independent Trustees.

Trustee	Dollar Range of Beneficial Ownership of Fund Shares	Aggregate Dollar Range of Ownership of Shares of All Series of the Victory Fund Complex
David Brooks Adcock	Alternative Fund: Over $100,000	Over $100,000
Nigel D. T. Andrews	None	Over $100,000
E. Lee Beard	None	Over $100,000
Donald T. Benson*	Balanced Fund: $50,000-$100,000	Over $100,000
Sally M. Dungan	None	Over $100,000
John M. Gering*	None	None
John L. Kelly	None	Over $100,000
David L. Meyer	None	Over $100,000
Ottis E. Mims*	None	None
Leigh A. Wilson	None	Over $100,000

* Each predecessor Trustee’s term ended on April 30, 2015.

Interested Trustee.

Trustee	Dollar Range of Beneficial Ownership of Fund Shares	Aggregate Dollar Range of Ownership of Shares of All Series of the Victory Fund Complex
David Brown†	None	Over $100,000
David J. Moore*	Balanced Fund: $10,000-$50,000
	High Dividend Fund: $1-$10,000	Over $100,000

† Mr. Brown is an “Interested Person” by reason of his relationship with the Adviser.

* Mr. Moore’s term ended on April 30, 2015. Mr. Moore was an “Interested Person” of the Funds by reason of his relationship with the predecessor adviser.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

A principal shareholder is any person who owns (either of record or beneficially) 5% or more of the outstanding shares of a Fund. A control person is one who owns, either directly or indirectly more than 25% of the voting securities of a company or acknowledges the existence of control. A shareholder owning of record or beneficially more than 25% of a Fund’s outstanding shares may be considered a controlling person. That shareholder’s vote could have more significant effect on matters presented at a shareholder’s meeting than votes of other shareholders.

As of June 28, 2016, the following shareholder(s) of record owned 5% or more of the outstanding shares of each class of each Fund:

Victory CEMP Multi-Asset Balanced Fund

Name & Address	Class A Shares	Percentage of Shares
LPL FINANCIAL CORPORATION
75 STATE STREET, 24TH FLOOR
BOSTON MA 02109	152,575.179	13.32%
FIRST CLEARING, LLC
ATTN: DEBBIE BELL MAILCODE: MO3970
1 NORTH JEFFERSON AVENUE	112,685.343	9.84%
ST. LOUIS MO 63103
CHARLES SCHWAB & CO., INC.
101 MONTGOMERY STREET
SAN FRANCISCO CA 94104	100,760.506	8.79%
NATIONAL FINANCIAL SERVICES LLC
NEWPORT OFFICE CENTER III 5TH FLOOR
499 WASHINGTON BOULEVARD	81,641.169	7.13%
JERSEY CITY NJ 07310
PERSHING LLC
ONE PERSHING PLAZA
PRODUCT SUPPORT, 14TH FLOOR	70,929.188	6.19%
JERSEY CITY NJ 07399

Name & Address	Class C Shares	Percentage of Shares
LPL FINANCIAL CORPORATION
75 STATE STREET, 24TH FLOOR
BOSTON MA 02109	302,563.889	36.64%
NATIONAL FINANCIAL SERVICES LLC
NEWPORT OFFICE CENTER III 5TH FLOOR
499 WASHINGTON BOULEVARD	90,137.349	10.92%
JERSEY CITY NJ 07310
PERSHING LLC
ONE PERSHING PLAZA
PRODUCT SUPPORT, 14TH FLOOR	54,837.901	6.64%
JERSEY CITY NJ 07399
AMERIPRISE FINANCIAL SERVICES, INC.
5221 AMERIPRISE FINANCIAL CENTER
MINNEAPOLIS MN 55474	41,994.093	5.09%

Victory CEMP Global High Dividend Defensive Fund

Name & Address	Class A Shares	Percentage of Shares
CHARLES SCHWAB & CO., INC.
101 MONTGOMERY STREET
SAN FRANCISCO CA 94104	85,833.336	13.96%
NATIONAL FINANCIAL SERVICES LLC
NEWPORT OFFICE CENTER III 5TH FLOOR
499 WASHINGTON BOULEVARD	83,083.412	13.51%
JERSEY CITY NJ 07310
LPL FINANCIAL CORPORATION
75 STATE STREET, 24TH FLOOR
BOSTON MA 02109	72,240.019	11.75%
PERSHING LLC
ONE PERSHING PLAZA
PRODUCT SUPPORT, 14TH FLOOR	41,302.163	6.72%
JERSEY CITY NJ 07399
FIRST CLEARING, LLC
ATTN: DEBBIE BELL MAILCODE: MO3970
1 NORTH JEFFERSON AVENUE	31,337.707	5.10%
ST. LOUIS MO 63103

Name & Address	Class C Shares	Percentage of Shares
LPL FINANCIAL CORPORATION
75 STATE STREET, 24TH FLOOR
BOSTON MA 02109	188,215.094	45.82%
SHANA ROSENGARTEN TTEE OF THE
FLORABELLA LLC DEFINED BENEFIT PENSION	50,150.835	12.21%
TRUST DTD 01 01 2010
2450 HIDDEN RIVER LN
FRANKLIN TN 37069
NATIONAL FINANCIAL SERVICES LLC
NEWPORT OFFICE CENTER III 5TH FLOOR
499 WASHINGTON BOULEVARD	24,443.742	5.95%
JERSEY CITY NJ 07310

Victory CEMP Alternative Strategies Fund

Name & Address	Class A Shares	Percentage of Shares
AMERIPRISE FINANCIAL SERVICES, INC.
5221 AMERIPRISE FINANCIAL CENTER
MINNEAPOLIS MN 55474	422,410.352	27.04%
FIRST CLEARING, LLC
ATTN: DEBBIE BELL MAILCODE: MO3970
1 NORTH JEFFERSON AVENUE	415,764.959	26.62%
ST. LOUIS MO 63103
LPL FINANCIAL CORPORATION
75 STATE STREET, 24TH FLOOR
BOSTON MA 02109	240,418.824	15.39%
UBS FINANCIAL SERVICES INC.
C/O CENTRAL DEPOSIT/MUTUAL FUNDS 1000 HARBOR BLVD 7TH FL
A/C YY011410610	133,511.011	8.55%
WEEHAWKEN NJ 070866727

Victory CEMP Alternative Strategies Fund

Name & Address	Class C Shares	Percentage of Shares
FIRST CLEARING, LLC
ATTN: DEBBIE BELL MAILCODE: MO3970
1 NORTH JEFFERSON AVENUE	158,775.385	33.10%
ST. LOUIS MO 63103
LPL FINANCIAL CORPORATION
75 STATE STREET, 24TH FLOOR
BOSTON MA 02109	104,053.863	21.69%
AMERIPRISE FINANCIAL SERVICES, INC.
5221 AMERIPRISE FINANCIAL CENTER
MINNEAPOLIS MN 55474	66,914.620	13.95%
UBS FINANCIAL SERVICES INC.
C/O CENTRAL DEPOSIT/MUTUAL FUNDS 1000 HARBOR BLVD 7TH FL
A/C YY011410610	29,412.887	6.13%
WEEHAWKEN NJ 070866727
PERSHING LLC
ONE PERSHING PLAZA
PRODUCT SUPPORT, 14TH FLOOR	26,930.302	5.61%
JERSEY CITY NJ 07399

INVESTMENT ADVISER

Victory Capital Management Inc. (the “Adviser”), a New York corporation located at 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144, serves as investment adviser to the Funds. Subject to the authority of the Board of Trustees, the Adviser is responsible for the overall management of the Funds’ business affairs. The Adviser is responsible for selecting each Fund’s investments according to its investment objective, policies, and restrictions. The Adviser is a wholly-owned subsidiary of Victory Capital Holdings, Inc. (“VCH”). A majority interest in VCH is owned by Crestview Partners II, L.P. and its affiliated funds (together, “Crestview”) with a substantial minority interest in VCH owned by employees of the Adviser. As of March 31, 2016, the Adviser managed or advised assets totaling in excess of $33.5 billion for numerous clients.

The Adviser is a multi-boutique asset manager comprised of multiple investment teams, referred to as investment franchises, each of which utilizes an independent approach to investing. CEMP is the investment franchise responsible for management of each Fund.

Pursuant to the Advisory Agreement between the Adviser and the Trust, on behalf of the Funds, effective May 1, 2015, each Fund pays the Adviser, on a monthly basis, an annual advisory fee based on the Fund’s average daily net assets, as described in the table below. Additionally, the Adviser may contractually agree to waive management fees and/or reimburse expenses for one or more Funds as described in the prospectus from time to time.

Any waiver or reimbursement by the Adviser is subject to repayment by the respective Fund within the three fiscal years following the fiscal year in which the waiver or reimbursement occurred (provided the Adviser continues to serve as investment adviser to the respective Fund), if the Fund is able to make the repayment without exceeding its current expense limitations and the repayment is approved by the Board.

A discussion regarding the basis for the Board’s approval of the Advisory Agreement is available in each Fund’s annual report to shareholders for the period ending June 30, 2015.

All expenses incurred in administration of the Funds will be charged to a particular Fund, including investment management fees; fees and expenses of the Board of Trustees; interest charges; taxes; brokerage commissions; expenses of valuing assets; expenses of continuing registration and qualification of the Funds and the shares under federal and state law; share issuance expenses; fees and disbursements of independent accountants and legal counsel; fees and expenses of custodians, including sub-custodians and securities depositories, transfer agents and shareholder account servicing organizations; expenses of preparing, printing and mailing prospectuses, reports, proxies, notices and statements sent to shareholders; expenses of shareholder meetings; costs of investing in underlying funds; and insurance premiums. The Funds are also liable for nonrecurring expenses, including litigation to which they may from time to time be a party. Expenses incurred for the operation of a particular Fund, including the expenses of communications with its shareholders, are paid by that Fund.

The Advisory Agreement with the Funds continues in effect for an initial two year term and then from year to year as long as its continuation is approved at least annually by the Board, including a majority of the Independent Trustees, or by the shareholders of the applicable Fund. The Advisory Agreement may be terminated at any time upon 60 days’ written notice by the relevant Fund or by a majority vote of the outstanding shares or 60 days’ written notice by the Adviser and will terminate automatically upon assignment.

The Advisory Agreement provides that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the performance of its duties, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Adviser in the performance of its duties, or from reckless disregard of its duties and obligations thereunder.

The table below provides information about the advisory fees paid to the Adviser by the Funds for the fiscal period ended June 30, 2015:

	Incurred	Waived /Reimbursed	Recouped
June 30, 2015*
Balanced Fund	$0	$0	$0
High Dividend Fund	$0	$(619)	$0
Alternative Fund	$0	$(28,964)	$0

*                 For the period May 1, 2015 through June 30, 2015.

The table below provides information about the advisory fees paid to Compass Efficient Model Portfolios, LLC, the predecessor investment adviser until May 1, 2015, by the Funds for the fiscal year ended November 30, 2013, the fiscal period ended June 30, 2014 and the fiscal year ended June 30, 2015:

	Incurred	Waived /Reimbursed	Recouped
June 30, 2015*
Balanced Fund	$0	$0	$0
High Dividend Fund	$0	$(21,681)	$0
Alternative Fund	$0	$(7,422)	$0
June 30, 2014**
Balanced Fund	$0	$0	$9,534
High Dividend Fund	$0	$7,117	$0
Alternative Fund	$0	$22,842	$0
November 30, 2013
Balanced Fund	$376,607	$0	$0
High Dividend Fund	$307,203	$0	$0
Alternative Fund	$991,641	$0	$0

**For the period July 1, 2014 through April 30, 2015.

**For the period December 1, 2013 through June 30, 2014.

Manager-of-Managers Structure

Subject to the review and approval of the Board, and notice to shareholders, the Funds may adopt a “manager of managers” structure in the future. In a manager of managers structure, the Adviser implements the Funds’ investment strategies primarily by selecting one or more sub-advisers, rather than relying on its portfolio managers. To the extent that the Funds rely on a manager of managers structure in the future, the Adviser could enter into one or more sub-advisory agreements without first obtaining shareholder approval when the Adviser and the Board believe that the selection of the subadviser would benefit a Fund and its shareholders. In evaluating a prospective sub-adviser, the Adviser would consider, among other things, the firm’s experience, investment philosophy and historical performance. The Adviser would remain ultimately responsible for supervising, monitoring and evaluating the performance of any sub-adviser retained to manage a Fund. The Funds have received an order from the Securities and Exchange Commission enabling them to adopt a manager of managers structure, and they may rely on that order or any amended or superseding order obtained in the future (together, the “SEC Order”).

To the extent a Fund relies on the SEC Order, the Fund and the Adviser will comply with the relevant restrictions and conditions contained in the SEC Order, which are designed to protect Fund shareholders from potential conflicts of interests, including a requirement that the Fund notify shareholders and provide them with certain information in connection with the retention of any new subadviser or a material amendment of any existing sub-adviser agreement.

PORTFOLIO MANAGERS

As described in the Prospectus, the Portfolio Managers listed below are responsible for the management of the Funds and, as of June 30, 2016, the other accounts set forth in the following tables.

STEPHEN HAMMERS	Number of Accounts by Account Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Registered Investment Companies	25	$787.7 million	None	$0
Other Pooled Investment Vehicles	None	$0	None	$0
Other Accounts	101	$35.2 million	None	$0

ALEX PAZDAN	Number of Accounts by Account Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Registered Investment Companies	25	$787.7 million	None	$0
Other Pooled Investment Vehicles	None	$0	None	$0
Other Accounts	101	$35.2 million	None	$0

DAN BANASZAK	Number of Accounts by Account Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Registered Investment Companies	25	$787.7 million	None	$0
Other Pooled Investment Vehicles	None	$0	None	$0
Other Accounts	101	$35.2 million	None	$0

DAVID HALLUM	Number of Accounts by Account Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Registered Investment Companies	25	$787.7 million	None	$0
Other Pooled Investment Vehicles	None	$0	None	$0
Other Accounts	101	$35.2 million	None	$0

ROBERT BATEMAN	Number of Accounts by Account Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Registered Investment Companies	25	$787.7 million	None	$0
Other Pooled Investment Vehicles	None	$0	None	$0
Other Accounts	101	$35.2 million	None	$0

Ownership of Securities

The following tables show the dollar range of equity securities beneficially owned by the portfolio managers in each Fund as of June 30, 2016.

STEPHEN HAMMERS

Fund	Dollar Range of Equity Securities in the Fund
Victory CEMP Multi-Asset Balanced Fund	$10,001-50,000
Victory CEMP Global High Dividend Defensive Fund	$10,001-50,000
Victory CEMP Alternative Strategies Fund	$10,001-50,000

ALEX PAZDAN

Fund	Dollar Range of Equity Securities in the Fund
Victory CEMP Multi-Asset Balanced Fund	$0
Victory CEMP Global High Dividend Defensive Fund	$0
Victory CEMP Alternative Strategies Fund	$0

DAN BANASZAK

Fund	Dollar Range of Equity Securities in the Fund
Victory CEMP Multi-Asset Balanced Fund	$0
Victory CEMP Global High Dividend Defensive Fund	$0
Victory CEMP Alternative Strategies Fund	$0

DAVID HALLUM

Fund	Dollar Range of Equity Securities in the Fund
Victory CEMP Multi-Asset Balanced Fund	$0
Victory CEMP Global High Dividend Defensive Fund	$0
Victory CEMP Alternative Strategies Fund	$0

ROBERT BATEMAN

Fund	Dollar Range of Equity Securities in the Fund
Victory CEMP Multi-Asset Balanced Fund	$0
Victory CEMP Global High Dividend Defensive Fund	$0
Victory CEMP Alternative Strategies Fund	$0

Compensation

The Adviser has designed the structure of its portfolio managers’ compensation to (1) align portfolio managers’ interests with those of the Adviser’s clients with an emphasis on long-term, risk-adjusted investment performance, (2) help the Adviser attract and retain high-quality investment professionals, and (3) contribute to the Adviser’s overall financial success. Each of the portfolio managers receives a base salary plus an annual incentive bonus for managing the Fund, separate accounts, other investment companies, other pooled investment vehicles and other accounts (including any accounts for which the Adviser receives a performance fee) (together, “Accounts”). A portfolio manager’s base salary is dependent on the manager’s level of experience and expertise. The Adviser monitors each manager’s base salary relative to salaries paid for similar positions with peer firms by reviewing data provided by various independent third-party consultants that specialize in competitive salary information. Such data, however, is not considered to be a definitive benchmark.

Each of the portfolio management teams employed by the Adviser may earn incentive compensation based on a percentage of the Adviser’s revenue attributable to fees paid by Accounts managed by the team. The chief investment officer of each team, in coordination with the Adviser, determines the allocation of the incentive compensation earned by the team among the team’s portfolio managers by establishing a “target” incentive for each portfolio manager based on the manager’s level of experience and expertise in the manager’s investment style. Individual performance is based on objectives established annually using performance metrics such as portfolio structure and positioning, research, stock selection, asset growth, client retention, presentation skills, marketing to prospective clients and contribution to the Adviser’s philosophy and values, such as leadership, risk management and teamwork. The annual incentive bonus also factors in individual investment performance of each portfolio manager’s portfolio or the Fund relative to a selected peer group(s). The overall performance results for a manager are based on the composite performance of all Accounts managed by that manager on a combination of one, three and five year rolling performance periods as compared to the performance information of a peer group of similarly-managed competitors.

The Adviser’s portfolio managers may participate in the equity ownership plan of the Adviser’s parent company. There is an ongoing annual equity pool granted to certain employees based on their contribution to the firm. Eligibility for participation in these incentive programs depends on the manager’s performance and seniority.

Conflicts of Interest

The Adviser’s portfolio managers are often responsible for managing one or more Funds as well as other accounts, such as separate accounts, and other pooled investment vehicles, such as collective trust funds or unregistered hedge funds. A portfolio manager may manage other accounts which have materially higher fee arrangements than a Fund and may, in the future, manage other accounts which have a performance-based fee. A portfolio manager also may make personal investments in accounts they manage or support. The side-by-side management of the Funds along with other accounts may raise potential conflicts of interest by incenting a portfolio manager to direct a disproportionate amount of: (1) their attention; (2) limited investment opportunities, such as less liquid securities or initial public offering; and/or (3) desirable trade allocations, to such other accounts. In addition, certain trading practices, such as cross-trading between Funds or between a Fund and another account, raise conflict of interest issues. The Funds and the Adviser have policies and procedures in place, including the Adviser’s internal review process and oversight by the Board of Trustees, that are intended to mitigate those conflicts.

ADMINISTRATION, FUND ACCOUNTING AND TRANSFER AGENT SERVICES

Administrative and Fund Accounting Services

Commencing May 21, 2015, Victory Capital Management Inc. (“Victory Capital”) serves as administrator to the Trust pursuant to an agreement dated July 1, 2006, as amended (the “Administration and Fund Accounting Agreement”). Citi Fund Services of Ohio, Inc. (“Citi”) serves as sub-administrator to the Trust pursuant to an agreement with Victory Capital dated July 1, 2006, as amended (the “Sub-Administration and Sub-Fund Accounting Agreement”). As administrator, Victory Capital supervises the Trust’s operations, including the services that Citi provides to the Fund as sub-administrator, but excluding those that Victory Capital supervises as investment adviser, subject to the supervision of the Board.

Under the Administration and Fund Accounting Agreement, for the administration and fund accounting services that Victory Capital renders to the Trust, Victory Capital is paid an annual fee, accrued daily and paid monthly, at the following annual rates based on the aggregate average daily net assets of the Trust, Victory Portfolios (“VP”) and Victory Variable Insurance Funds (“VVIF”): 0.108% of the first $8 billion in aggregate Trust, VP and VVIF net assets, plus 0.078% of aggregate Trust. VP and VVIF net assets in excess of $8 billion to $10 billion, plus 0.075% of aggregate Trust, VP and VVIF net assets in excess of $10 billion to $12 billion, plus 0.065% of aggregate Trust, VP and VVIF net assets in excess of $12 billion. Victory Capital may periodically waive all or a portion of the amount of its fee that is allocated to the Funds in order to increase the Fund’s net income available for distribution to shareholders. In addition, the Trust, VP and VVIF reimburse Victory Capital for all of their reasonable out-of-pocket expenses incurred as a result of providing the services under the Administration and Fund Accounting Agreement.

Except as otherwise provided in the Administration and Fund Accounting Agreement, Victory Capital pays all expenses that it incurs in performing its services and duties as administrator. Unless sooner terminated, the

Administration and Fund Accounting Agreement continues in effect for a period of three years and for consecutive one-year terms thereafter, provided that such continuance is ratified by the Board or by vote of a majority of the outstanding shares of the Funds and, in either case, by a majority of the Trustees who are not parties to the Agreement or “interested persons” (as defined in the 1940 Act) of any party to the Agreement. The Administration and Fund Accounting Agreement provides that Victory Capital shall not be liable for any error of judgment or mistake of law or any loss suffered by the Trust in connection with the matters to which the Agreement relates, except a loss resulting from bad faith, willful misfeasance, negligence or reckless disregard of its obligations and duties under the Agreement.

Under the Administration and Fund Accounting Agreement, Victory Capital coordinates the preparation, filing and distribution of amendments to the Trust’s registration statement on Form N-1A, supplements to prospectuses and SAIs, and proxy materials in connection with shareholder meetings; drafts shareholder communications, including annual and semi-annual reports; administers the Trust’s other service provider contracts; monitors compliance with investment restrictions imposed by the 1940 Act, the Funds’ investment objective, defined investment policies, and restrictions, tax diversification, and distribution and income requirements; coordinates the Funds’ service arrangements with financial institutions that make the Funds’ shares available to their customers; assists with regulatory compliance; supplies individuals to serve as Trust officers; prepares Board meeting materials; and annually determines whether the services that it provides (or the services that Citi provides as sub-administrator) are adequate and complete.

Sub-Administrative and Sub-Accounting Services

Citi

Citi serves as sub-administrator to the Funds pursuant to the Sub-Administration and Sub-Fund Accounting Agreement. Citi assists in supervising all operations of the Funds (other than those performed by Victory Capital either as investment adviser or administrator), subject to the supervision of the Board.

Under the Sub-Administration and Sub-Fund Accounting Agreement, for the sub-administration services that Citi renders to the Trust, VP and VVIF, Victory Capital pays Citi an annual fee, computed daily and paid monthly, at the following annual rates: 0.05% of the first $8 billion of aggregate Trust, VP and VVIF net assets; plus 0.02% of aggregate net assets of aggregate Trust, VP and VVIF net assets from in excess of $8 billion to $12 billion; plus 0.01% of aggregate Trust, VP and VVIF net assets in excess of $12 billion. Citi may periodically waive all or a portion of the amount of its fee that is allocated to the Funds in order to increase the net income of the Funds available for distribution to shareholders. In addition, the Trust, VP and VVIF reimburse Citi for all of their reasonable out-of-pocket expenses incurred as a result of providing the services under the Sub-Administration and Sub-Fund Accounting Agreement.

Unless sooner terminated, the Sub-Administration and Sub-Fund Accounting Agreement continues in effect as to the Fund for a period of three years and for consecutive one-year terms thereafter, provided that such continuance is ratified by the Board or by vote of a majority of the outstanding shares of the Fund and, in either case, by a majority of the Trustees who are not parties to the Agreement or “interested persons” (as defined in the 1940 Act) of any party to the Agreement. The Sub-Administration and Sub-Fund Accounting Agreement provides that Citi shall not be liable for any error of judgment or mistake of law or any loss suffered by the Trust in connection with the matters to which the Agreement relates, except a loss resulting from bad faith, willful misfeasance, negligence, or reckless disregard of its obligations and duties under the Agreement.

Under the Sub-Administration and Sub-Fund Accounting Agreement, Citi calculates Trust expenses and make disbursements; calculates capital gain and distribution information; registers the Funds’ shares with the states; prepares shareholder reports and reports to the SEC on Forms N-SAR and N-Q; coordinates dividend payments; calculates the Funds’ performance information; files the Trust’s tax returns; supplies individuals to serve as Trust officers; monitors the Fund’s status as regulated investment companies under the Code; assists in developing portfolio compliance procedures; reports to the Board amounts paid under shareholder service agreements; assists with regulatory compliance; obtains, maintains and files fidelity bonds and Trustees’ and officers’/errors and omissions insurance policies for the Trust; and assists in the annual audit of the Funds.

Transfer Agent

FIS Investor Services LLC (“FIS”) located at 4249 Easton Way, Suite 400, Columbus, Ohio 43219, serves as transfer agent for the Fund pursuant to a transfer agency agreement. Under its agreement with the Victory Funds, FIS has agreed to (1) issue and redeem shares of the Fund; (2) address and mail all communications by the Fund to their shareholders, including reports to shareholders, dividend and distribution notices and proxy material for its meetings of shareholders; (3) respond to correspondence or inquiries by shareholders and others relating to its duties; (4) maintain shareholder accounts and certain sub-accounts; and (5) make periodic reports to the Board concerning the Funds’ operations.

The table below reflects fees that each Fund paid to Victory Capital under the Administration and Fund Accounting Agreement during the last fiscal year ended June 30, 2015:

	Balanced Fund	High Dividend Fund	Alternative Fund
June 30, 2015*	$5,340	$1,964	$5,705

*                 For the period May 21, 2015, commencement of services, to June 30, 2015.

The table below provides information about the administrative, fund accounting and transfer agent fees paid by the Funds to Gemini Fund Services, LLC, the Funds’ predecessor administrator, fund accountant and transfer agent for the fiscal the fiscal year ended November 30, 2013, the fiscal period ended June 30, 2014 and the fiscal year ended June 30, 2015:

	Balanced Fund	High Dividend Fund	Alternative Fund
June 30, 2015*	$51,161	$25,322	$35,334
June 30, 2014**	$0	$0	$0
November 30, 2013	$137,766	$73,837	$176,304

*                 For the period July 1, 2014 through termination of its services on May 21, 2015.

**          For the period December 1, 2013 through June 30, 2014.

CUSTODIAN

Citibank N.A., (the “Custodian”), located at 388 Greenwich St., New York, New York 10013, serves as the custodian of each Fund’s assets pursuant to a custody agreement (the “Custody Agreement”) by and between the Custodian and the Trust on behalf of the Funds. The Custodian’s responsibilities include safeguarding and controlling each Fund’s cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the Fund’s investments. Pursuant to the Custody Agreement, the Custodian also maintains original entry documents and books of record and general ledgers; posts cash receipts and disbursements; and records purchases and sales based upon communications from the Adviser. Each Fund may employ foreign sub-custodians that are approved by the Board to hold foreign assets.

DISTRIBUTOR

Victory Capital Advisers, Inc. (the “Distributor”), located at 4900 Tiedeman Road, 4th Floor, Brooklyn OH 44144, serves as distributor for the continuous offering of the shares of the Funds pursuant to a Distribution Agreement between the Distributor and the Trust dated May 21, 2015, as amended (the “Distribution Agreement”). The Distributor is an affiliate of the Adviser. Unless otherwise terminated, the Distribution Agreement will remain in effect with respect to the Funds for two years and will continue thereafter for consecutive one-year terms, provided that the renewal is approved at least annually (1) by the Board or by the vote of a majority of the outstanding shares of the Funds, and (2) by the vote of a majority of the Trustees who are not parties to the Distribution Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement will terminate in the event of its assignment, as defined under the 1940 Act.

Rule 12b-1 Plan

The Trust has adopted a Distribution Plan and Agreement pursuant to Rule 12b-1 under the 1940 Act (the “Plan”) pursuant to which the Fund is authorized to pay the Distributor, as compensation for Distributor’s account maintenance services under this Plan, a distribution and shareholder servicing fee at the rate of up to 0.25% for Class A shares and up to 1.00% for Class C shares of the Fund’s average daily net assets attributable to the relevant class. Such fees are to be paid by the Fund monthly, or at such other intervals as the Board shall determine. Such fees shall be based upon the Fund’s average daily net assets during the preceding month, and shall be calculated and accrued daily. The Fund may pay fees to the Distributor at a lesser rate, as agreed upon by the Board of Trustees of the Trust and the Distributor. The Rule 12b-1 Plan authorizes payments to the Distributor as compensation for providing account maintenance services to Fund shareholders, including arranging for certain securities dealers or brokers, administrators and others (“Recipients”) to provide these services and paying compensation for these services. The Fund will bear its own costs of distribution with respect to its shares. The Fund may make other payments, such as contingent deferred sales charges imposed on certain redemptions of shares, which are separate and apart from payments made pursuant to the Plan.

The services to be provided by Recipients may include, but are not limited to, the following: assistance in the offering and sale of Fund shares and in other aspects of the marketing of the shares to clients or prospective clients of the respective recipients; answering routine inquiries concerning the Fund; assisting in the establishment and maintenance of accounts or sub-accounts in the Fund and in processing purchase and redemption transactions; making the Fund’s investment plan and shareholder services available; and providing such other information and services to investors in shares of the Fund as the Distributor or the Trust, on behalf of the Fund, may reasonably request. The distribution services shall also include any advertising and marketing services provided by or arranged by the Distributor with respect to the Fund.

The Distributor is required to provide a written report, at least quarterly to the Board of Trustees of the Trust, specifying in reasonable detail the amounts expended pursuant to the Rule 12b-1 Plan and the purposes for which such expenditures were made. Further, the Distributor will inform the Board of any Rule 12b-1 fees to be paid by the Distributor to Recipients. From time to time, the Adviser or Distributor, at its expense, may provide additional compensation to dealers that sell or arrange for the sale of shares of a Fund. Such compensation provided by the Adviser or Distributor may include financial assistance to dealers that enable the Adviser or Distributor to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other employees, client and investor events and other dealer-sponsored events. Other compensation may be offered to the extent not prohibited by state laws or any self-regulatory agency, such as FINRA. The Adviser and Distributor make payments for events they deem appropriate, subject to applicable law. These payments may vary depending upon the nature of the event.

The Rule 12b-1 Plan may not be amended to increase materially the amount of the Distributor’s compensation to be paid by the Fund, unless such amendment is approved by the vote of a majority of the outstanding voting securities of the affected class of the Fund (as defined in the 1940 Act). All material amendments must be approved by a majority of the Board of Trustees of the Trust and a majority of the Rule 12b- 1 Trustees by votes cast in person at a meeting called for the purpose of voting on a Rule 12b-1 Plan. During the term of the Rule 12b-1 Plan, the selection and nomination of non-interested Trustees of the Trust will be committed to the discretion of current non-interested Trustees. The Distributor will preserve copies of the Rule 12b-1 Plan, any related agreements, and all reports, for a period of not less than six years from the date of such document and for at least the first two years in an easily accessible place.

Any agreement related to the Rule 12b-1 Plan will be in writing and provide that: (a) it may be terminated by the Trust or the applicable Fund at any time upon sixty days’ written notice, without the payment of any penalty, by vote of a majority of the respective Rule 12b-1 Trustees, or by vote of a majority of the outstanding voting securities of the Trust or the Fund; (b) it will automatically terminate in the event of its assignment (as defined in the 1940 Act); and (c) it will continue in effect for a period of more than one year from the date of its execution or adoption only so long as such continuance is specifically approved at least annually by a majority of the Board and a majority of the Rule 12b-1 Trustees by votes cast in person at a meeting called for the purpose of voting on such agreement.

The table below states the amounts paid by each Fund’s Class A and Class C shares under the Distribution plans for the fiscal period ended June 30, 2014 and the fiscal year ended June 30, 2015. All such payments consisted of compensation to broker-dealers.

Fund	Class A Shares	Class C Shares
June 30, 2015
Balanced Fund	$138,191	$136,525
High Dividend Fund	$65,389	$60,132
Alternative Fund	$110,296	$81,273
June 30, 2014*
Balanced Fund	$114,058	$87,642
High Dividend Fund	$62,647	$35,127
Alternative Fund	$77,932	$63,119

*For the period December 1, 2013 through June 30, 2014

CODES OF ETHICS

Each of the Trust, the Adviser and the Distributor has adopted a Code of Ethics in accordance with Rule 17j-1 under the Investment Company Act of 1940. The Adviser Code of Ethics applies to all Access Personnel (the Adviser’s directors and officers and employees with investment advisory duties) and all Supervised Personnel (all of the Adviser’s directors, officers and employees). Each Code of Ethics provides that Access Personnel must refrain from certain trading practices. Each Code also requires all Access Personnel (and, in the Adviser Code, all Supervised Personnel) to report certain personal investment activities, including, but not limited to, purchases or sales of securities that may be purchased or held by the Funds. Violations of any Code of Ethics can result in penalties, suspension, or termination of employment.

PROXY VOTING POLICIES AND PROCEDURES

The Board has delegated responsibilities for decisions regarding proxy voting for securities held by each Fund to the Adviser. The Adviser will vote such proxies in accordance with its proxy voting policies and procedures, described below (“Proxy Voting Policy”).

The actual voting records relating to portfolio securities for each Fund during the most recent 12-month period ended June 30 is available without charge, upon request by calling toll-free, (888) 944-4367 or by accessing the SEC’s website at www.sec.gov. In addition, a copy of the proxy voting will be sent within three business days of receipt of a request.

The Adviser’s Proxy Voting Policy is designed to: (i) ensure that proxies are voted in the best interests of shareholders of the Funds with a view toward maximizing the value of their investments; (ii) address conflicts of interests between these shareholders, on the one hand, and affiliates of the Funds, the Adviser or the Distributor, on the other, that may arise regarding the voting of proxies; and (iii) provide for the disclosure of the Funds’ proxy voting records and the Proxy Voting Policy.

To assist the Adviser in making proxy-voting decisions, the Adviser has adopted the Proxy Voting Policy that establishes voting guidelines (“Proxy Voting Guidelines”) with respect to certain recurring issues. The Policy is reviewed on an annual basis by the Adviser’s Proxy Committee (“Proxy Committee”) and revised when the Committee determines that a change is appropriate.

Voting under the Proxy Voting Policy may be executed through administrative screening per established guidelines with oversight by the Adviser’s Proxy Committee or upon vote by a quorum of the Committee. The Adviser delegates to Institutional Shareholder Services (“ISS”), an independent service provider, the non-discretionary administration of proxy voting for the Trust, subject to oversight by the Proxy Committee. In no circumstances shall ISS have the authority to vote proxies except in accordance with standing or specific instructions given to it by the Adviser.

The Adviser votes proxies in the best interests of the Fund and its shareholders. This entails voting client proxies with the objective of increasing the long-term economic value of Fund assets. The Adviser’s Proxy Committee determines how proxies are voted by following established guidelines, which are intended to assist in voting proxies and are not considered rigid rules. The Proxy Committee is directed to apply the guidelines as appropriate. On occasion, however, a contrary vote may be warranted when such action is in the best interests of the Funds or if required by the Board. In such cases, the Adviser may consider, among other things:

•                  the effect of the proposal on the underlying value of the securities

•                  the effect on marketability of the securities

•                  the effect of the proposal on future prospects of the issuer

•                  the composition and effectiveness of the issuer’s board of directors

•                  the issuer’s corporate governance practices

•                  the quality of communications from the issuer to its shareholders

The Adviser may also take into account independent third-party, general industry guidance or other corporate governance review sources when making decisions. It may additionally seek guidance from other senior internal sources with special expertise on a given topic where it is appropriate. The investment team’s opinion concerning the management and prospects of the issuer may be taken into account in determining whether a vote for or against a proposal is in a Fund’s best interests. Insufficient information, onerous requests or vague, ambiguous wording may indicate that a vote against a proposal is appropriate, even when the general principal appears to be reasonable.

Occasionally, conflicts of interest arise between the Adviser’s interests and those of a Fund or another client. When this occurs, the Proxy Committee must document the nature of the conflict and vote the proxy in accordance with the Proxy Voting Guidelines unless such guidelines are judged by the Proxy Committee to be inapplicable to the proxy matter at issue. In the event that the Proxy Voting Guidelines are inapplicable or do not mitigate the conflict, the Adviser will seek the opinion of the Adviser’s Chief Compliance Officer or consult with an external independent adviser. In the case of a Proxy Committee member having a personal conflict of interest (e.g. a family member is on the board of the issuer), such member will abstain from voting. Finally, the Adviser reports to the Board annually any proxy votes that took place involving a conflict, including the nature of the conflict and the basis or rationale for the voting decision made.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Subject to the general supervision of the Board of Trustees of the Trust, the Adviser is responsible for making decisions with respect to the purchase and sale of portfolio securities on behalf of the Funds. The Adviser is also responsible for the implementation of those decisions, including the selection of broker/dealers to effect portfolio transactions, the negotiation of commissions, and the allocation of principal business and portfolio brokerage.

In purchasing and selling each Fund’s portfolio securities, it is the Adviser’s policy to obtain quality execution at the most favorable prices through responsible broker/dealers and, in the case of agency transactions, at competitive commission rates where such rates are negotiable. However, under certain conditions, a Fund may pay higher brokerage commissions in return for brokerage and research services. In selecting broker/dealers to execute a Fund’s portfolio transactions, consideration is given to such factors as the price of the security, the rate of the commission, the size and difficulty of the order, the reliability, integrity, financial condition, general execution and operational capabilities of competing brokers and dealers, their expertise in particular markets and the brokerage and research services they provide to the Adviser or the Funds. It is not the policy of the Adviser to seek the lowest available commission rate where it is believed that a broker or dealer charging a higher commission rate would offer greater reliability or provide better price or execution.

Transactions on stock exchanges involve the payment of brokerage commissions. In transactions on stock exchanges in the United States, these commissions are negotiated. Traditionally, commission rates have generally not been negotiated on stock markets outside the United States. In recent years, however, an increasing number of overseas stock markets have adopted a system of negotiated rates, although a number of markets continue to be subject to an established schedule of minimum commission rates. It is expected that equity securities will ordinarily be purchased in the primary markets, whether over-the-counter or listed, and that listed securities may be purchased in the over-the-counter market if such market is deemed the primary market. In the case of securities traded on the over-the-counter markets, there is generally no stated commission, but the price usually includes an undisclosed commission or markup. In underwritten offerings, the price includes a disclosed, fixed commission or discount.

For fixed income securities, it is expected that purchases and sales will ordinarily be transacted with the issuer, the issuer’s underwriter, or with a primary market maker acting as principal on a net basis, with no brokerage commission being paid by the Funds. However, the price of the securities generally includes compensation, which is not disclosed separately. Transactions placed through dealers who are serving as primary market makers reflect the spread between the bid and asked prices.

With respect to equity and fixed income securities, the Adviser may effect principal transactions on behalf of the Funds with a broker or dealer who furnishes brokerage and/or research services, designate any such broker or dealer to receive selling concessions, discounts or other allowances or otherwise deal with any such broker or dealer in connection with the acquisition of securities in underwritings. The prices the Funds pay to underwriters of newly-issued securities usually include a concession paid by the issuer to the underwriter. The Adviser may receive research services in connection with brokerage transactions, including designations in fixed price offerings.

The Adviser receives a wide range of research services from brokers and dealers covering investment opportunities throughout the world, including information on the economies, industries, groups of securities, individual companies, statistics, political developments, technical market action, pricing and appraisal services, and performance analyses of all the countries in which a Fund’s portfolio is likely to be invested. The Adviser cannot readily determine the extent to which commissions charged by brokers reflect the value of their research services, but brokers occasionally suggest a level of business they would like to receive in return for the brokerage and research services they provide. To the extent that research services of value are provided by brokers, the Adviser may be relieved of expenses, which it might otherwise bear. In some cases, research services are generated by third parties but are provided to the Adviser by or through brokers.

Certain broker/dealers, which provide quality execution services, also furnish research services to the Adviser. The Adviser has adopted brokerage allocation policies embodying the concepts of Section 28(e) of the Securities Exchange Act of 1934, which permits an investment adviser to cause its clients to pay a broker which furnishes brokerage or research services a higher commission than that which might be charged by another broker which does not furnish brokerage or research services, or which furnishes brokerage or research services deemed to be of lesser value, if such commission is deemed reasonable in relation to the brokerage and research services provided by the broker, viewed in terms of either that particular transaction or the overall responsibilities of the Adviser with respect to the accounts as to which it exercises investment discretion. Accordingly, the Adviser may assess the reasonableness of commissions in light of the total brokerage and research services provided by each particular broker.

Portfolio securities will not be purchased from or sold to the Adviser, or the Distributor, or any affiliated person of any of them acting as principal, except to the extent permitted by rule or order of the SEC.

During the last three most recent fiscal years, the Funds have not paid commissions to any broker-dealer that is an “affiliated person” of the Adviser.

The table below provides information about the broker commissions paid by the Funds for the fiscal year ended November 30, 2013, the fiscal period ended June 30, 2014 and the fiscal year June 30, 2015:

	Balanced Fund	High Dividend Fund	Alternative Fund
June 30, 2015	$0	$0	$0
June 30, 2014*	$0	$0	$0
November 30, 2013	$118,327	$118,327	$118,327

*For the period December 1, 2013 through June 30, 2014

ANTI-MONEY LAUNDERING PROGRAM

The Trust has established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”). To ensure compliance with this law, the Trust’s Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program. The Trust appoints an Anti-Money Laundering Officer.

Procedures to implement the Program include, but are not limited to, determining that the Fund’s Distributor and Transfer Agent have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity and a providing a complete and thorough review of all new opening account applications. The Trust will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

As a result of the Program, the Trust may be required to “freeze” the account of a shareholder if the shareholder appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons, or the Trust may be required to transfer the account or proceeds of the account to a governmental agency.

DETERMINATION OF NET ASSET VALUE

The net asset value per share for each class of shares of each Fund is determined each day the New York Stock Exchange (“NYSE”) is open, as of the close of the regular trading session of the NYSE that day (currently 4:00 p.m. Eastern Time), by dividing the value of a Fund’s net assets by the number of its shares outstanding. The NYSE is open Monday through Friday except on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

In determining each Fund’s NAV per share, equity securities for which market quotations are readily available are valued at current market value using the last reported sales price. NASDAQ traded securities are valued using the NASDAQ official closing price (“NOCP”). If no sale price is reported, the mean between the current bid and asked prices is used. If market quotations are not readily available, then securities are valued at fair value as determined by the Board (or its delegate). U.S. government and agency securities are valued at the mean between the most recent bid and asked prices. Short-term debt instruments with a remaining maturity of more than 60 days, intermediate and long-term bonds, convertible bonds, and other debt securities are generally valued on the basis of dealer supplied quotations or by pricing system selected by the Adviser and approved by the Board of Trustees of the Trust. Where such prices are not available, valuations will be obtained from brokers who are market makers for such securities. However, in circumstances where the Adviser deems it appropriate to do so, the mean of the bid and asked prices for over- the-counter securities or the last available sale price for exchange-traded debt securities may be used. Where no last sale price for exchange traded debt securities is available, the mean of the bid and asked prices may be used. Short-term debt securities with a remaining maturity of 60 days or less are amortized to maturity, provided such valuations represent par value.

Puts and calls are valued at the last sales price therefore, or, if there are no transactions, at the last reported sales price that is within the spread between the closing bid and asked prices on the valuation date. Futures are valued based on their daily settlement value. When a Fund writes a call, an amount equal to the premium received is included in the Fund’s Statement of Assets and Liabilities as an asset, and an equivalent deferred credit is included in the liability section. The deferred credit is adjusted (“marked-to-market”) to reflect the current market value of the call. If a call written by a Fund is exercised, the proceeds on the sale of the underlying securities are increased by the premium received. If a call or put written by a Fund expires on its stipulated expiration date or if a Fund enters into a closing transaction, it will realize a gain or loss depending on whether the premium was more or less than the transaction costs, without regard to unrealized appreciation or depreciation on the underlying securities. If a put held by a Fund is exercised by it, the amount the Fund receives on its sale of the underlying investment is reduced by the amount of the premium paid by the Fund.

Options are valued at the last reported sale price at the close of the exchange on which the security is primarily traded. If no sales are reported for the exchange-traded options, or the options are not exchange-traded, then they are valued at the mean of them most recent quoted bid and asked price. Futures contracts are valued at the daily quoted settlement prices.

Other securities and assets for which market quotations are not readily available or for which valuation cannot be provided are valued as determined in good faith in accordance with procedures approved by the Board of Trustees of the Trust.

Trading in securities on Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business on each business day in New York (i.e., a day on which the NYSE is open). In addition, Far Eastern securities trading generally or in a particular country or countries may not take place on all business days in New York. Furthermore, trading takes place in Japanese markets on certain Saturdays in various foreign markets on days, which are not business days in New York, and on which a Fund’s net asset value is not calculated. Each Fund calculates net asset value per share, and therefore effects sales, redemptions and repurchases of its shares, as of the close of regular trading on the NYSE once on each day on which the NYSE is open. Such calculation may not take place contemporaneously with the determination of the prices of the majority of the portfolio securities used in such calculation. If events that may materially affect the value of such securities occur between the time when their price is determined and the time when the Fund’s net asset value is calculated, such securities may be valued at fair value as determined in good faith in accordance with procedures approved by the Board of Trustees of the Trust.

ADDITIONAL PURCHASE, EXCHANGE AND REDEMPTION INFORMATION

•                  Alternative Sales Arrangements - Class A, C and I Shares.

Alternative sales arrangements permit an investor to choose the method of purchasing shares that is more beneficial depending on the amount of the purchase, the length of time the investor expects to hold shares and other relevant circumstances. When comparing the classes of shares, when more than one is offered in the same Fund, investors should understand that the purpose and function of the Class C asset-based sales charge are the same as those of the Class A initial sales charge. Any salesperson or other person entitled to receive compensation for selling Fund shares may receive different compensation with respect to one class of shares in comparison to another class of shares. Generally, Class A shares have lower ongoing expenses than Class C shares, but are subject to an initial sales charge. Which class would be advantageous to an investor depends on the number of years the shares will be held. Over very long periods of time, the lower expenses of Class A shares may offset the cost of the Class A initial sales charge. Not all Investment Professionals will offer all classes of shares.

Each class of shares represents interests in the same portfolio investments of a Fund. However, each class has different shareholder privileges and features. The net income attributable to a particular class and the dividends payable on these shares will be reduced by incremental expenses borne solely by that class, including any asset-based sales charge to which these shares may be subject.

No initial sales charge is imposed on Class C shares. The Distributor may pay sales commissions to dealers and institutions who sell Class C shares of the Trust at the time of such sales. Payments with respect to Class C shares will equal 1.00% of the purchase price of the Class C shares sold by the dealer or institution. The Distributor will retain all payments received by it relating to Class C shares for the first year after they are purchased. After the first full year, the Distributor will make monthly payments in the amount of 0.75% for distribution services and 0.25% for personal shareholder services to dealers and institutions based on the average NAV of Class C shares, which are attributable to shareholders for whom the dealers and institutions are designated as dealers of record. Some of the compensation paid to dealers and institutions is recouped through the CDSC imposed on shares redeemed within 12 months of their purchase. Class C shares are subject to the Rule 12b-1 fees described in the SAI under “Distributor — Rule 12b-1 Plan.” There is no automatic conversion feature applicable to Class C shares, although financial institutions may be permitted to exchange class C shares for a share class with lower expenses under circumstances described in a Fund’s prospectus. Any options with respect to the reinvestment of distributions made by the Funds to Class C shareholders are offered only by the broker through whom the shares were acquired.

No initial sales charges or CDSCs are imposed on Class I shares. Class I shares are not subject to the Rule 12b-1 fees described in this SAI under “Distributor — Rule 12b-1 Plan.” There is no automatic conversion feature applicable to Class I shares. Distributions paid to holders of a Fund’s Class I shares may be reinvested in additional Class I shares of that Fund or Class I shares of a different Fund.

The minimum investment required to open an account for Class I shares is $2,000,000. Class I shares are also available for purchase by retirement plans, including Section 401 and 457 Plans sponsored by a Section 501(c)(3) organization and certain non-qualified deferred compensation arrangements that operate in a similar manner to qualified plans. The Fund will consider a lower initial investment if, in the opinion of the Distributor, the investor has the adequate intent and availability of assets to reach a future level of investment of $2,000,000. Only certain investors are eligible to buy Class I shares and your financial adviser or other financial intermediary can help you determine whether you are eligible to invest.

The Fund reserves the right to change the criteria for eligible investors and the investment minimums. The Fund also reserves the right to refuse a purchase order for any reason, including if it believes that doing so would be in the best interest of the Fund and shareholders.

The methodology for calculating the NAV, dividends and distributions of the share classes of each Fund recognizes two types of expenses. General expenses that do not pertain specifically to a class are allocated to the shares of each class, based upon the percentage that the net assets of such class bears to a Fund’s total net assets and then pro rata to each outstanding share within a given class. Such general expenses include (1) management fees, (2) legal, bookkeeping and audit fees, (3) printing and mailing costs of shareholder reports, prospectuses, statements of additional information and other materials for current shareholders, (4) fees to the Trustees who are not affiliated with the Adviser, (5) custodian expenses, (6) share issuance costs, (7) organization and start-up costs, (8) interest, taxes and brokerage commissions, and (9) non-recurring expenses, such as litigation costs. Other expenses that are directly attributable to a class are allocated equally to each outstanding share within that class. Such expenses include (1) Rule 12b-1 distribution fees and shareholder servicing fees, (2) incremental transfer and shareholder servicing agent fees and expenses, (3) registration fees, and (4) shareholder meeting expenses, to the extent that such expenses pertain to a specific class rather than to a Fund as a whole.

Class A Shares

You may purchase Class A shares at a public offering price equal to the applicable net asset value per share plus an up-front sales charge imposed at the time of purchase as set forth in the Prospectus. Set forth below is an example of the method of computing the offering price of the Class A shares of the Funds. The example assumes a purchase of Class A shares aggregating less than $50,000 subject to the schedule of sales charges set forth in the Prospectus at a price based upon the net asset value of the Class A shares.

All Funds
Net Asset Value per share	$10.00
Per Share Sales Charge—5.75% of public offering price (6.10% of net asset value per share) for each Fund	$0.61
Per Share Offering Price to the Public	$10.61

Class A Shares may be purchased at the public offering price through any securities dealer having a sales agreement with the Distributor. Shares may also be purchased through banks and certain other financial institutions that have agency agreements with the Distributor. These financial institutions will receive transaction fees that are the same as the commissions to dealers and may charge their customers service fees relating to investments in a Fund. Purchase requests should be addressed to the dealer or agent from which the Prospectus was received which has a sales agreement with the Distributor. Such dealer or agent may place a telephone order with the Distributor for the purchase of Fund shares. It is a dealer’s or broker’s responsibility to promptly forward payment and registration instructions (or completed applications) to the Transfer Agent for shares being purchased in order for investors to receive the next determined net asset value (or public offering price). Reference should be made to the wire order to ensure proper settlement of the trade. Payment for redemptions of shares purchased by telephone normally will be processed within three business days.

Dealer Reallowances.  The following table shows the amount of the front-end sales load that is reallowed to dealers as a percentage of the offering price of Class A shares of the Funds.

Amount of Purchase	Initial Sales Charge: % of Offering Price	Concession to Dealers: % of Offering Price
Up to $49,999	5.75%	5.00%
$50,000 to $99,999	4.50%	4.00%
$100,000 to $249,999	3.50%	3.00%
$250,000 to $499,999	2.50%	2.00%
$500,000 to $999,999	2.00%	1.75%
$1,000,000 and above*	0.00%	**

*                 There is no initial sales charge on purchases of $1 million or more; however a sales concession and/or advance of a Rule 12b-1 fee may be paid and such purchases are potentially subject to a CDSC, as set forth below.

**          Investment Professionals may receive payment on purchases of $1 million or more of Class A shares that are sold at NAV as follows: 0.75% of the current purchase amount if cumulative prior purchases sold at NAV plus the current purchase is less than $3 million; 0.50% of the current purchase amount if the cumulative prior purchases sold at NAV plus the current purchase is $3 million to $4,999,999; and 0.25% on of the current purchase amount if the cumulative prior purchases sold at NAV plus the current purchase is $5 million or more.  In addition, in connection with such purchases, the Distributor or its affiliates may advance Rule 12b-1 fees of 0.25% of the purchase amount to Investment Professionals for providing services to shareholders.

Except as noted in this SAI, a CDSC of up to 0.75% may be imposed on any such shares redeemed within the first year after purchase.  CDSCs are based on the lower of the cost of the shares or NAV at the time of redemption.  No CDSC is imposed on reinvested distributions.

The Distributor reserves the right to pay the entire commission to dealers.  If that occurs, the dealer may be considered an “underwriter” under federal securities laws.

REDUCTION OF UP-FRONT SALES CHARGE ON CLASS A SHARES

Reduced sales charges are available for purchases of $50,000 or more of Class A shares of a Fund alone or in combination with purchases of other Class A shares of the Trust (except Funds that do not impose a sales charge).  To obtain the reduction of the sales charge, you or your Investment Professional must notify the transfer agent at the time of purchase whenever a quantity discount is applicable to your purchase.  An “Investment Professional” is an investment consultant, salesperson, financial planner, investment adviser, or trust officer who provides investment information.

In addition to investing at one time in any combination of Class A shares of the Trust in an amount entitling you to a reduced sales charge, you may qualify for a reduction in, or the elimination of, the sales charge under various programs described in the prospectuses.  The following points provide additional information about these programs.

Letters of Intent

If you anticipate purchasing $50,000 or more of shares of one Fund, or in combination with Class A shares of certain other Funds (excluding Funds that do not impose a sales charge), within a 13-month period, you may obtain shares of the portfolios at the same reduced sales charge as though the total quantity were invested in one lump sum, by filing a non-binding Letter of Intent (the “Letter”) within 90 days of the start of the purchases. Each investment you make after signing the Letter will be entitled to the sales charge applicable to the total investment indicated in the Letter. For example, a $2,500 purchase toward a $60,000 Letter would receive the same reduced sales charge as if the $60,000 had been invested at one time. To ensure that the reduced price will be received on future purchases, you or your Investment Professional must inform the transfer agent that the Letter is in effect each time shares are purchased. Neither income dividends nor capital gain distributions taken in additional shares will apply toward the completion of the Letter.

You are not obligated to complete the additional purchases contemplated by a Letter. If you do not complete your purchase under the Letter within the 13-month period, your sales charge will be adjusted upward, corresponding to the amount actually purchased and, if after written notice, you do not pay the increased sales charge, sufficient escrowed shares will be redeemed to pay such charge.

If you purchase more than the amount specified in the Letter and qualify for a further sales charge reduction, the sales charge will be adjusted to reflect your total purchase at the end of 13 months. Surplus funds will be applied to the purchase of additional shares at the then current offering price applicable to the total purchase.

General

For purposes of determining the availability of reduced initial sales charges through letters of intent, rights of accumulation and concurrent purchases, the Distributor, in its discretion, may aggregate certain related accounts.

Limitation Across Certain Funds

The ability to apply a Letter of Intent or Rights of Accumulation to the Funds covered by this SAI in combination with other Victory Funds that are series of the Trust may be limited to the extent these Victory Funds employ different transfer agents. Similar limitations may exist on exchanges between these groups of Victory Funds. Your Investment Professional can provide information on your ability to combine purchases across these groups of Victory Funds under one of these programs to reduce the sales charge applicable to your investments or to exchange between them.

Rights of Accumulation

Rights of Accumulation permit reduced sales charges on future purchases of Class A shares after you have reached a new breakpoint. To determine your reduced sales charge, you can add the value of your Class A shares (or those held by your spouse (including life partner) and your children under age 21), determined at the previous day’s NAV, to the amount of your new purchase, valued at the current offering price.

WAIVERS OF UP-FRONT SALES CHARGE ON CLASS A SHARES

The Prospectus describes the classes of persons that may purchase shares without an up-front sales charge. The elimination of the up-front sales charge for purchases by certain classes of persons is provided because of anticipated economies of scale and sales related efforts.

To qualify for a waiver of the up-front sales charge on a purchase of Class A shares through a broker-dealer, when each purchase is made, the individual investor or the broker-dealer must provide the respective Fund with sufficient information to verify that the purchase qualifies for the discount.

The Funds make available, free of charge, more information about sales charge reductions and waivers through the prospectus or through your financial adviser.

EXCHANGE PRIVILEGE

As described in the Funds’ Prospectus under “How To Exchange Shares,” each Fund offers an exchange privilege pursuant to which a shareholder in a Fund may exchange some or all of his shares in the other fund, in the same class shares at net asset value. The exchange privilege may be changed or discontinued upon 60 days’ written notice to shareholders and is available only to shareholders where such exchanges may be legally made. A shareholder considering an exchange should obtain and read the prospectus of that Fund and consider the differences between it and the Fund whose shares he owns before making an exchange. For further information on how to exercise the exchange privilege, contact the Transfer Agent.

REDEEMING SHARES

Contingent Deferred Sales Charge —Class A and C Shares. No CDSC is imposed on:

•                  the redemption of shares of any class subject to a CDSC to the extent that the shares redeemed (1) are no longer subject to the holding period for such shares, (2) resulted from reinvestment of distributions, or (3) were exchanged for shares of another Victory fund as allowed by the prospectus, provided that the shares acquired in such exchange or subsequent exchanges will continue to remain subject to the CDSC, if applicable, until the applicable holding period expires. In determining whether the CDSC applies to each redemption, shares not subject to a CDSC are redeemed first;

•                  redemptions following the death or post-purchase disability of (1) a registered shareholder on an account; or (2) a settlor of a living trust, of shares held in the account at the time of death or initial determination of post-purchase disability;

•                  certain distributions from individual retirement accounts, Section 403(b), Section 457 and Section 401 qualified plans, where redemptions result from (1) required minimum distributions with respect to that portion of such contributions that does not exceed 12% annually; (2) tax free returns of excess contributions or returns of excess deferral amounts; (3) distributions on the death or disability of the account holder; (4) distributions for the purpose of a loan or hardship withdrawal from a participant plan balance; or (5) distributions as a result of separation of service;

•                  distributions resulting as a result of a Qualified Domestic Relations Order or Domestic Relations Order required by a court settlement;

•                  redemptions of shares by the investor where the investor’s dealer or institution waived its commission in connection with the purchase and notifies the Distributor prior to the time of investment;

•                  amounts from a Systematic Withdrawal Plan (including Dividends), of up to an annual amount of 12% of the account value on a per fund basis, at the time the withdrawal plan is established; or

•                  participant-initiated distributions from employee benefit plans or participant-initiated exchanges among investment choices in employee benefit plans.

Reinstatement Privilege

Within 90 days of a redemption, a shareholder may reinvest all or part of the redemption proceeds of Class A or Class C shares in the same class of shares of a Fund or any of the other Funds into which shares of the Fund are exchangeable, as described above, at the NAV next computed after receipt by the transfer agent of the reinvestment order. No service charge is currently made for reinvestment in shares of the Funds. Class C share proceeds reinstated do not result in a refund of any CDSC paid by the shareholder, but the reinstated shares will be treated as CDSC exempt upon reinstatement. The shareholder must ask the Distributor for such privilege at the time of reinvestment. Any capital gain that was realized when the shares were redeemed is taxable, even if the proceeds are reinvested. Depending on the timing and amount of a potential reinvestment, some or all of a capital loss from redemption may not be deductible. If the redemption proceeds of Fund shares on which a sales charge was paid are reinvested in shares of the same Fund or another Fund offered by the Trust within 90 days of payment of the sales charge, the shareholder’s basis  in the redeemed shares may not include the amount of the sales charge paid. Without the additional basis, the shareholder will have more gain or less loss upon redemption. The Funds may amend, suspend, or cease offering this reinvestment privilege at any time as to shares redeemed after the date of such amendment, suspension, or cessation. The reinstatement must be into an account bearing the same registration.

NET ASSET VALUE

For each Fund, net asset value (“NAV”) per share is determined by dividing the total value of that Fund’s assets, less any liabilities, by the number of shares of that Fund outstanding.

The net asset value per share of each Fund is determined by the Administrator as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern Time) on each day when the New York Stock Exchange is open for trading. The New York Stock Exchange is closed on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day as observed.

Assets for which market quotations are available are valued as follows: (a) each listed security is valued at its closing price obtained from the respective primary exchange on which the security is listed, or, if there were no sales on that day, at its last reported current bid price; (b) each unlisted security is valued at the last current bid price obtained from the National Association of Securities Dealers Automated Quotation System; (c) United States Government and agency obligations are valued based upon bid quotations from the Federal Reserve Bank for identical or similar obligations; (d) short-term money market instruments (such as certificates of deposit, bankers’ acceptances and commercial paper) are most often valued by bid quotation or by reference to bid quotations of available yields for similar instruments of issuers with similar credit ratings. All of these prices are obtained by the Administrator from services, which collect and disseminate such market prices. Bid quotations for short-term money market instruments reported by such a service are the bid quotations reported to it by the major dealers.

When approved by the Trustees, certain securities may be valued on the basis of valuations provided by an independent pricing service when such prices the Trustees believe reflect the fair value of such securities. These securities would normally be those, which have no available recent market value, have few outstanding shares and therefore infrequent trades, or for which there is a lack of consensus on the value, with quoted prices covering a wide range. The lack of consensus would result from relatively unusual circumstances such as no trading in the security for long periods of time, or a company’s involvement in merger or acquisition activity, with widely varying valuations placed on the company’s assets or stock. Prices provided by an independent pricing service may be determined without exclusive reliance on quoted prices and may take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data.

In the absence of an ascertainable market value, assets are valued at their fair value as determined by the Fund’s Adviser using methods and procedures reviewed and approved by the Trustees.

Short-term securities with remaining maturities of sixty days or less for which market quotations and information pricing service are not readily available are valued either at amortized cost or at original cost plus accrued interest, both of which approximate current value.

REDEMPTIONS IN KIND

Each Fund reserves the right to honor requests for redemption or repurchase orders by making payment in whole or in part in readily marketable securities (“redemption in kind”) if the amount of such request is large enough to affect operations. For example, if the request is greater than $250,000 or 1% of the Fund’s assets. The securities will be chosen by the Fund and valued at the Fund’s NAV. Securities received pursuant to an in-kind redemption are subject to market risk until sold and may be subject to brokerage and other fees.

TAXES

Information set forth in the prospectuses that relates to federal income taxation is only a summary of certain key federal income tax considerations generally affecting purchasers of shares of the Funds.  The following is only a summary of certain additional income and excise tax considerations generally affecting each Fund and its shareholders that are not described in the prospectuses.  No attempt has been made to present a complete explanation of the federal tax treatment of the Funds or the implications to shareholders and the discussions here and in each Fund’s prospectus are not intended as substitutes for careful tax planning.  Accordingly, potential purchasers of shares of the Funds are urged to consult their tax advisers with specific reference to their own tax circumstances.  Special tax considerations may apply to certain types of investors subject to special treatment under the Code (including, for example, insurance companies, banks and tax-exempt organizations).  In addition, the tax discussion in the prospectuses and this SAI is based on tax law in effect on the date of the prospectuses and this SAI; such laws and regulations may be changed by legislative, judicial, or administrative action, sometimes with retroactive effect.

Qualification as a Regulated Investment Company.

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Code.  As a regulated investment company, a Fund is not subject to federal income tax on the portion of its net investment income (i.e., taxable interest, dividends and other taxable ordinary income, net of expenses) and net capital gain (i.e., the excess of long-term capital gains over short-term capital losses) that it distributes to shareholders, provided that it distributes at least the sum of 90% of its investment company taxable income (i.e., net investment income and the excess of net short-term capital gain over net long-term capital loss) and at 90% of its tax-exempt income (net of expenses allocable thereto) for the taxable year (the “Distribution Requirement”) and satisfies certain other requirements of the Code that are described below.  Distributions by a Fund made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year, will be considered distributions of income and gains for the taxable year and will therefore count toward satisfaction of the Distribution Requirement.

If a Fund has a net capital loss (i.e., an excess of capital losses over capital gains) for any year beginning on or before December 22, 2010, the amount thereof may be carried forward up to eight years and treated as a short-term capital loss that can be used to offset capital gains in such future years.  There is no limitation on the number of years to which net capital losses arising in years beginning after December 22, 2010, may be carried.  Any such net capital losses are utilized before net capital losses arising in years beginning on or before December 22, 2010.  As explained below, however, such carryforwards may be subject to limitations on availability.  Under Code Sections 382 and 383, if a Fund has an “ownership change,” then the Fund’s use of its capital loss carryforwards in any year following the ownership change will be limited to an amount equal to the NAV of the Fund immediately prior to the ownership change multiplied by the long-term tax-exempt rate (which is published monthly by the IRS) in effect for the month in which the ownership change occurs.  The Funds will use their best efforts to avoid having an ownership change with respect to any Fund that has capital loss carryforwards.  However, because of circumstances that may be beyond the control or knowledge of a Fund, there can be no assurance that such a Fund will not have, or has not already had, an ownership change.  If a Fund has or has had an ownership change, then the Fund will be subject to federal income taxes on any capital gain net income for any year following the ownership change in excess of the annual limitation on the capital loss carryforwards unless distributed by the Fund.  Any distributions of such capital gain net income will be taxable to shareholders as described under “Fund Distributions” below.  The following table summarizes the approximate capital loss carryforwards for the applicable Fund as of December 31, 2015 (amount in thousands).

Fund	Approximate Capital Loss Carryforward ($000)	Year of Expiration

Alternative Strategies Fund	4,236	2019

In addition to satisfying the Distribution Requirement, a regulated investment company must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company’s principal business of investing in stock or securities), other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies and net income from interests in qualified publicly traded partnerships (the “Income Requirement”).

In general, gain or loss recognized by a Fund on the disposition of an asset will be a capital gain or loss.  In addition, gain will be recognized as a result of certain constructive sales, including short sales “against the box.”  However, gain recognized on the disposition of a debt obligation (including municipal obligations) purchased by a Fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount that accrued while the Fund held the debt obligation.  In addition, under the rules of Code Section 988, gain or loss recognized on the disposition of a debt obligation denominated in a foreign currency or an option with respect thereto, and gain or loss recognized on the disposition of a foreign currency forward contract, futures contract, option or similar financial instrument, or of foreign currency itself, except for regulated futures contracts or non-equity options subject to Code Section 1256 (unless a Fund elects otherwise), generally will be treated as ordinary income or loss to the extent attributable to changes in foreign currency exchange rates.

Further, the Code also treats as ordinary income a portion of the capital gain attributable to a transaction where substantially all of the expected return is attributable to the time value of a Fund’s net investment in the transaction and: (1) the transaction consists of the acquisition of property by the Fund and a contemporaneous contract to sell substantially identical property in the future; (2) the transaction is a straddle within the meaning of Section 1092 of the Code; (3) the transaction is one that was marketed or sold to the Fund on the basis that it would have the economic characteristics of a loan but the interest-like return would be taxed as capital gain; or (4) the transaction is described as a conversion transaction in the Treasury Regulations.  The amount of such gain that is treated as ordinary income generally will not exceed the amount of the interest that would have accrued on the net investment for the relevant period at a yield equal to 120% of the applicable federal rate, reduced by the sum of: (1) prior inclusions of ordinary income items from the conversion transaction and (2) the capitalized interest on acquisition indebtedness under Code Section 263(g), among other amounts.  However, if a Fund has a built-in loss with respect to a position that becomes a part of a conversion transaction, the character of such loss will be preserved upon a subsequent disposition or termination of the position.  No authority exists that indicates that the character of the income treated as ordinary under this rule will not pass through to the Funds’ shareholders.

In general, for purposes of determining whether capital gain or loss recognized by a Fund on the disposition of an asset is long-term or short-term, the holding period of the asset may be affected (as applicable, depending on the type of the Fund involved) if (1) the asset is used to close a “short sale” (which includes for certain purposes the acquisition of a put option) or is substantially identical to another asset so used, (2) the asset is otherwise held by the Fund as part of a “straddle” (which term generally excludes a situation where the asset is stock and Fund grants a qualified covered call option (which, among other things, must not be deep-in-the-money) with respect thereto), or (3) the asset is stock and the Fund grants an in-the-money qualified covered call option with respect thereto.  In addition, a Fund may be required to defer the recognition of a loss on the disposition of an asset held as part of a straddle to the extent of any unrecognized gain on the offsetting position.

Income from options on individual securities written by the Fund will not be recognized by the Fund for tax purposes until an option is exercised or lapses. Any gain recognized by a Fund on the lapse of, or any gain or loss recognized by a Fund from a closing transaction with respect to, an option written by the Fund will be treated as a short-term capital gain or loss. If the Fund enters into a closing transaction, the difference between the premiums received and the amount paid by the Fund to close out its position will generally be treated as short-term capital gain or loss. If an option written by the Fund is exercised, thereby requiring the Fund to sell the underlying security, the premium will increase the amount realized upon the sale of the security, and the character of any gain on such sale of the underlying security as short-term or long-term capital gain will depend on the holding period of the Fund in the underlying security. Because the Fund will not have control over the exercise of the options it writes, such exercises or other required sales of the underlying securities may cause the Fund to realize gains or losses at inopportune times.

For taxable years beginning after December 22, 2010, a regulated investment company, in determining its investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) for any taxable year, may elect (unless it has made a taxable year election for excise tax purposes as discussed below, in which case different rules apply) to treat all or any part of certain net capital losses incurred after October 31 of a taxable year, and certain net ordinary losses incurred after October 31 or December 31 of a taxable year, as if they had been incurred in the succeeding taxable year.

In addition to satisfying the Income and Distribution Requirements described above, a Fund must satisfy an asset diversification test in order to qualify as a regulated investment company.  Under this test, at the close of each quarter of a Fund’s taxable year, at least 50% of the value of the Fund’s assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies and securities of other issuers (provided that, with respect to each issuer, the Fund has not invested more than 5% of the value of the Fund’s total assets in securities of each such issuer and the Fund does not hold more than 10% of the outstanding voting securities of each such issuer), and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies), two or more issuers that the Fund controls and that are engaged in the same or similar trades or businesses (other than securities of other regulated investment companies), or the securities of one or more qualified publicly traded partnerships.  Generally, an option (call or put) with respect to a security is treated as issued by the issuer of the security, not the issuer of the option.

Certain Funds may invest in futures contracts, options on futures contracts, ETFs and other similar investment vehicles that provide exposure to commodities such as gold or other precious metals, energy or other commodities.  Income or gain, if any, from such investments may not be qualifying income for purposes of the Income Requirements and a Fund’s investments in such instruments may not be treated as an investment in a “security” for purposes of the asset diversification test.

If for any taxable year a Fund does not qualify as a regulated investment company after taking into account cure provisions available for certain failures to so qualify (certain of which would result in the imposition of a tax on the Fund), all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders and such distributions will be taxable to the shareholders as dividends to the extent of the Fund’s current and accumulated earnings and profits.  Such distributions may be eligible for: (i) the dividends-received deduction, in the case of corporate shareholders; or (ii) treatment as “qualified dividend income,” in the case of non-corporate shareholders. In addition, to qualify again to be taxed as a regulated investment company in a subsequent year, the Fund would be required to distribute to shareholders its earnings and profits attributable to non-qualifying years. Further, if the Fund failed to qualify for a period greater than two taxable years, then, in order to qualify as a regulated investment company in a subsequent year, the Fund would be required to elect to recognize and pay tax on any net built-in gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if the Fund had been liquidated) or, alternatively, be subject to taxation on such built-in gain recognized for a period of ten years.

Excise Tax on Regulated Investment Companies.

A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to 98% of its ordinary taxable income for the calendar year and 98.2% of its capital gain net income for the one-year period ended on October 31 of such calendar year (or, with respect to capital gain net income, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year (a “taxable year election”)).  Tax-exempt interest on municipal obligations is not subject to the excise tax.  The balance of such income must be distributed during the next calendar year.  For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year and, if it so elects, the amount on which qualified estimated tax payments are made by it during such calendar year (in which case the amount it is treated as having distributed in the following calendar year will be reduced).

For purposes of calculating the excise tax, a regulated investment company: (1) reduces its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year, (2) excludes specified gains and losses, including foreign currency gains and losses and ordinary gains or losses arising as a result of a PFIC (as defined below) mark-to-market election (or upon the actual disposition of the PFIC stock subject to such election) incurred after October 31 of any year (or after the end of its taxable year if it has made a taxable year election) in determining the amount of ordinary taxable income for the current calendar year (and, instead, includes such specified gains and losses in determining the company’s ordinary taxable income for the succeeding calendar year); and (3) applies mark to market provisions which treat property as disposed of on the last day of a taxable year as if the taxable year ended on October 31 (or on the last day of its taxable year if it has made a taxable year election).  In addition, a regulated investment company may elect to determine its ordinary income for the calendar year without regard to any net ordinary loss (determined without respect to specified gains and losses taken into account in clause (2) of the preceding sentence) attributable to the portion of the calendar year which is after the beginning of the taxable year which begins in such calendar year.  Any amount of net ordinary loss not taken into account for a calendar year by reason of the preceding sentence will be treated as arising on the first day of the following calendar year.

Each Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax.  However, investors should note that a Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

Fund Investments.

Certain transactions that may be engaged in by a Fund (such as regulated futures contracts, certain foreign currency contracts and options on stock indexes and futures contracts) will be subject to special tax treatment as “Section 1256 Contracts.” Section 1256 Contracts are treated as if they are sold for their fair market value on the last business day of the taxable year, even though a taxpayer’s obligations (or rights) under such Section 1256 Contracts have not terminated (by delivery, exercise, entering into a closing transaction, or otherwise) as of such date.  Any gain or loss recognized as a consequence of the year-end deemed disposition of Section 1256 Contracts is taken into account for the taxable year together with any other gain or loss that was recognized previously upon the termination of Section 1256 Contracts during that taxable year.  Any capital gain or loss for the taxable year with respect to Section 1256 Contracts (including any capital gain or loss arising as a consequence of the year-end deemed sale of such Section 1256 Contracts) generally is treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss.  A Fund, however, may elect not to have this special tax treatment apply to Section 1256 Contracts that are part of a “mixed straddle” with other investments of the Fund that are not Section 1256 Contracts.

A Fund may enter into notional principal contracts, including interest rate swaps, caps, floors and collars.  Treasury Regulations provide, in general, that the net income or net deduction from a notional principal contract for a taxable year is included in or deducted from gross income for that taxable year.  The net income or deduction from a notional principal contract for a taxable year equals the total of all of the periodic payments (generally, payments that are payable or receivable at fixed periodic intervals of one year or less during the entire term of the contract) that are recognized from that contract for the taxable year, all of the non-periodic payments (including premiums for caps, floors and collars) that are recognized from that contract for the taxable year and any termination payments that are recognized from that contract for the taxable year.  No portion of a payment by a party to a notional principal contract is recognized prior to the first year to which any portion of a payment by the counterparty relates.  A periodic payment is recognized ratably over the period to which it relates.  In general, a non-periodic payment must be recognized over the term of the notional principal contract in a manner that reflects the economic substance of the contract.  A non-periodic payment that relates to an interest rate swap, cap, floor, or collar is recognized over the term of the contract by allocating it in accordance with the values of a series of cash-settled forward or option contracts that reflect the specified index and notional principal amount upon which the notional principal contract is based (or under an alternative method provided in Treasury Regulations).  A termination payment is recognized in the year the notional principal contract is extinguished, assigned, or terminated (i.e., in the year the termination payment is made).

A Fund may purchase securities of certain foreign investment funds or trusts that constitute passive foreign investment companies (“PFICs”) for federal income tax purposes.  If a Fund invests in a PFIC, it has three separate options.  First, it may elect to treat the PFIC as a qualified electing fund (a “QEF”), in which event the Fund will each year have ordinary income equal to its pro rata share of the PFIC’s ordinary earnings for the year and long-term capital gain equal to its pro rata share of the PFIC’s net capital gain for the year, regardless of whether the Fund receives distributions of any such ordinary earnings or capital gains from the PFIC.  In order to make this election with respect to a PFIC in which it invests, a Fund must obtain certain information from the PFIC on an annual basis, which the PFIC may be unwilling or unable to provide.  Second, a Fund that invests in marketable stock of a PFIC may make a mark-to-market election with respect to such stock.  Pursuant to such election, the Fund will include as ordinary income any excess of the fair market value of such stock at the close of any taxable year over the Fund’s adjusted tax basis in the stock.  If the adjusted tax basis of the PFIC stock exceeds the fair market value of the stock at the end of a given taxable year, such excess will be deductible as ordinary loss in an amount equal to the lesser of the amount of such excess or the net mark-to-market gains on the stock that the Fund included in income in previous years.  Solely for purposes of Code Sections 1291 through 1298, the Fund’s holding period with respect to its PFIC stock subject to the election will commence on the first day of the first taxable year beginning after the last taxable year for which the mark-to-market election applied.  If the Fund makes the mark-to-market election in the first taxable year it holds PFIC stock, it will not incur the tax described below under the third option.

Finally, if a Fund does not elect to treat the PFIC as a QEF and does not make a mark-to-market election, then, in general, (1) any gain recognized by the Fund upon the sale or other disposition of its interest in the PFIC or any excess distribution received by the Fund from the PFIC will be allocated ratably over the Fund’s holding period of its interest in the PFIC stock, (2) the portion of such gain or excess distribution so allocated to the year in which the gain is recognized or the excess distribution is received shall be included in the Fund’s gross income for such year as ordinary income (and the distribution of such portion by the Fund to shareholders will be taxable as a dividend, but such portion will not be subject to tax at the Fund level), (3) the Fund shall be liable for tax on the portions of such gain or excess distribution so allocated to prior years in an amount equal to, for each such prior year, (i) the amount of gain or excess distribution allocated to such prior year multiplied by the highest corporate tax rate in effect for such prior year, plus (ii) interest on the amount determined under clause (i) for the period from the due date for filing a return for such prior year until the date for filing a return for the year in which the gain is recognized or the excess distribution is received, at the rates and methods applicable to underpayments of tax for such period, and (4) the distribution by the Fund to its shareholders of the portions of such gain or excess distribution so allocated to prior years (net of the tax payable by the Fund thereon) will be taxable to the shareholders as a dividend.

Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by the Fund may be treated as debt securities that are issued originally at a discount. Generally, the amount of the original issue discount (“OID”) is treated as interest income and is included in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. A portion of the OID includable in income with respect to certain high-yield corporate debt securities (including certain pay-in-kind securities) may be treated as a dividend for U.S. federal income tax purposes.

Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by the Fund in the secondary market may be treated as having market discount. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt security. Market discount generally accrues in equal daily installments. The Fund may make one or more of the elections applicable to debt securities having market discount, which could affect the character and timing of recognition of income.

Some debt securities (with a fixed maturity date of one year or less from the date of issuance) that may be acquired by the Fund may be treated as having acquisition discount, or OID in the case of certain types of debt securities. Generally, the Fund will be required to include the acquisition discount, or OID, in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. The Fund may make one or more of the elections applicable to debt securities having acquisition discount, or OID, which could affect the character and timing of recognition of income.

A Fund that holds the foregoing kinds of securities may be required to pay out as an income distribution each year an amount, which is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of the Fund or by liquidation of portfolio securities, if necessary (including when it is not advantageous to do so). The Fund may realize gains or losses from such liquidations. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would in the absence of such transactions.

Gain or loss on the sale of securities by the Fund will generally be long-term capital gain or loss if the securities have been held by the Fund for more than one year. Gain or loss on the sale of securities held for one year or less will be short-term capital gain or loss.

The Fund may invest in preferred securities or other securities the federal income tax treatment of which may not be clear or may be subject to recharacterization by the IRS. To the extent the tax treatment of such securities or the income from such securities differs from the tax treatment expected by the Fund, it could affect the timing or character of income recognized by the Fund, potentially requiring the Fund to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to regulated investment companies under the Code.

The Fund may invest a portion of its net assets in below investment grade securities. Investments in these types of securities may present special tax issues for the Fund. Federal income tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and income and whether modifications or exchanges of debt obligations in a bankruptcy or workout context are taxable. These and other issues could affect the Fund’s ability to distribute sufficient income to preserve its status as a regulated investment company or to avoid the imposition of U.S. federal income or excise tax.

Fund Distributions.

Each Fund anticipates distributing substantially all of its investment company taxable income for each taxable year.  Such distributions will be treated as dividends for federal income tax purposes and may be taxable to non-corporate shareholders as long-term capital gains (a “qualified dividend”), provided that certain requirements, as discussed below, are met.  Dividends received by corporate shareholders and dividends that do not constitute qualified dividends are taxable as ordinary income.  The portion of dividends received from a Fund that are qualified dividends generally will be determined on a look-through basis.  If the aggregate qualified dividends received by the Fund are less than 95% of the Fund’s gross income (as specially computed), the portion of dividends received from the Fund that constitute qualified dividends will be reported by the Fund and cannot exceed the ratio that the qualified dividends received by the Fund bears to its gross income.  If the aggregate qualified dividends received by the Fund equal at least 95% of its gross income, then all of the dividends received from the Fund will constitute qualified dividends.

No dividend will constitute a qualified dividend (1) if it has been paid with respect to any share of stock that the Fund has held for less than 61 days (91 days in the case of certain preferred stock) during the 121-day period (181-day period in the case of certain preferred stock) beginning on the date that is 60 days (90 days in the case of certain preferred stock) before the date on which such share becomes ex-dividend with respect to such dividend, excluding for this purpose, under the rules of Code Section 246(c), any period during which the Fund has an option to sell, is under a contractual obligation to sell, has made and not closed a short sale of, is the grantor of a deep-in-the-money or otherwise nonqualified option to buy, or has otherwise diminished its risk of loss by holding other positions with respect to, such (or substantially identical) stock; (2) if the noncorporate shareholder fails to meet the holding period requirements set forth in (1) with respect to its shares in the Fund to which the dividend is attributable; or (3) to the extent that the Fund (or shareholder, as applicable) is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in property substantially similar or related to stock with respect to which an otherwise qualified dividend is paid.

Dividends received by a Fund from a foreign corporation may be qualified dividends if (1) the stock with respect to which the dividend is paid is readily tradable on an established securities market in the U.S., (2) the foreign corporation is incorporated in a possession of the U.S. or (3) the foreign corporation is eligible for the benefits of a comprehensive income tax treaty with the U.S. that includes an exchange of information program (and that the Treasury Department determines to be satisfactory for these purposes).  The Treasury Department has issued guidance identifying which treaties are satisfactory for these purposes.  Notwithstanding the above, dividends received from a foreign corporation that for the taxable year of the corporation in which the dividend was paid, or the preceding taxable year, is a PFIC will not constitute qualified dividends.

Distributions attributable to dividends received by a Fund from domestic corporations will qualify for the 70% dividends-received deduction (“DRD”) for corporate shareholders only to the extent discussed below.  Distributions attributable to interest received by a Fund will not, and distributions attributable to dividends paid by a foreign corporation generally should not, qualify for the DRD.

Ordinary income dividends paid by a Fund with respect to a taxable year may qualify for the 70% DRD generally available to corporations (other than corporations such as S corporations, which are not eligible for the deduction because of their special characteristics, and other than for purposes of special taxes such as the accumulated earnings tax and the personal holding company tax) to the extent of the amount of dividends received by the Fund from domestic corporations for the taxable year.  No DRD will be allowed with respect to any dividend (1) if it has been received with respect to any share of stock that the Fund has held for less than 46 days (91 days in the case of certain preferred stock) during the 91-day period (181-day period in the case of certain preferred stock) beginning on the date that is 45 days (90 days in the case of certain preferred stock) before the date on which such share becomes ex-dividend with respect to such dividend, excluding for this purpose under the rules of Code Section 246(c) any period during which the Fund has an option to sell, is under a contractual obligation to sell, has made and not closed a short sale of, is the grantor of a deep-in-the-money or otherwise nonqualified option (or an in-the-money qualified call option) to buy, or has otherwise diminished its risk of loss by holding other positions with respect to, such (or substantially identical) stock; (2) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property; or (3) to the extent the stock on which the dividend is paid is treated as debt-financed under the rules of Code Section 246A.  Moreover, the DRD for a corporate shareholder may be disallowed or reduced (1) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Fund or (2) by application of Code Section 246(b), which in general limits the DRD to 70% of the shareholder’s taxable income (determined without regard to the DRD and certain other items).

A Fund may either retain or distribute to shareholders its net capital gain for each taxable year.  Each Fund currently intends to distribute any such amounts.  If net capital gain is distributed and reported as a capital gain dividend, it will be taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his shares or whether such gain was recognized by the Fund prior to the date on which the shareholder acquired his shares.  The Code provides, however, that under certain conditions only 50% (or, for stock acquired after September 27, 2010, and before January 1, 2012, none) of the capital gain recognized upon a Fund’s disposition of domestic qualified “small business” stock will be subject to tax.

Conversely, if a Fund elects to retain its net capital gain, the Fund will be subject to tax thereon (except to the extent of any available capital loss carryovers) at the corporate tax rates.  If a Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders of record on the last day of its taxable year treated as if each received a distribution of his pro rata share of such gain, with the result that each shareholder will be required to report his pro rata share of such gain on his tax return as long-term capital gain, will receive a refundable tax credit for his pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for his shares by an amount equal to the deemed distribution less the tax credit.

Distributions by a Fund that do not constitute ordinary income dividends, qualified dividends, exempt-interest dividends, or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder’s tax basis in his shares; any excess will be treated as gain from the sale of his shares, as discussed below.

Distributions by a Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another Fund).  Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date.  In addition, if the NAV at the time a shareholder purchases shares of a Fund reflects undistributed net investment income, recognized net capital gain, or unrealized appreciation in the value of the assets of the Fund, distributions of such amounts will be taxable to the shareholder in the manner described above, although such distributions economically constitute a return of capital to the shareholder.

Ordinarily, shareholders are required to take distributions by a Fund into account in the year in which the distributions are made.  However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and paid by a Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year. In addition, certain other distributions made after the close of the Fund’s taxable year may be “spilled back” and treated as paid by the Fund (except for the purposes of the 4% nondeductible excise tax) during such taxable year. In such case, a shareholder will be treated as having received such dividends in the taxable year in which the distributions were actually made. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year.

Certain U.S. shareholders, including individuals and estates and trusts, are subject to an additional 3.8% Medicare tax on all or a portion of their “net investment income,” which should include dividends from a Fund and net gains from the disposition of shares of a Fund.  U.S. shareholders are urged to consult their own tax advisers regarding the implications of the additional Medicare tax resulting from an investment in a Fund.

Each Fund will be required in certain cases to withhold and remit to the U.S. Treasury backup withholding taxes at the applicable rate on ordinary income dividends, qualified dividends and capital gain dividends, and the proceeds of redemption of shares, paid to any shareholder (1) who has failed to provide a correct taxpayer identification number, (2) who is subject to backup withholding for failure to report the receipt of interest or dividend income properly, or (3) who has failed to certify to the Fund that it is not subject to backup withholding or is an “exempt recipient” (such as a corporation).  Amounts withheld under the backup withholding rules will be allowed as a refund or a credit against a shareholder’s U.S. federal income tax liability provided the required information is furnished to the IRS.

Sale or Redemption of Shares.

For all the Funds, a shareholder will recognize gain or loss on the sale or redemption of shares of a Fund (including an exchange of shares of a Fund for shares of another Fund) in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder’s adjusted tax basis in the shares.  All or a portion of any loss so recognized may be disallowed if the shareholder purchases other shares of the same Fund within 30 days before or after the sale or redemption.  In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of a Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year.  However, any capital loss arising from the sale or redemption of shares held for six months or less will be disallowed to the extent of the amount of exempt-interest dividends received on such shares (unless the loss is with respect to shares of a Fund for which the holding period began after December 22, 2010, and the Fund declares exempt-interest dividends on a daily basis in an amount equal to at least 90% of its net tax-exempt interest and distributes such dividends at least monthly) and (to the extent not disallowed) will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on such shares.  For this purpose, the special holding period rules of Code Section 246(c) (discussed above in connection with the dividends-received deduction for corporations) generally will apply in determining the holding period of shares.  Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income.

If a shareholder (1) incurs a sales load in acquiring shares of a Fund, (2) disposes of such shares less than 91 days after they are acquired and (3) subsequently acquires, during the period beginning on the date of the disposition referred to in clause (2) and ending on January 31 of the calendar year following the calendar year that includes the date of such disposition, shares of the Fund or another Fund at a reduced sales load pursuant to a right acquired in connection with the acquisition of the shares disposed of, then the sales load on the shares disposed of (to the extent of the reduction in the sales load on the shares subsequently acquired) shall not be taken into account in determining gain or loss on such shares but shall be treated as incurred on the acquisition of the subsequently acquired shares.

Tax Shelter and Other Reporting Requirements

If a shareholder realizes a loss on the disposition of shares of a Fund of at least $2 million in any single taxable year, or at least $4 million in any combination of taxable years (for an individual shareholder) or at least $10 million in any single taxable year, or at least $20 million in any combination of taxable years (for a corporate shareholder), the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886.  Shareholders should consult their tax advisers to determine the applicability of this requirement in light of their individual circumstances.

Foreign Taxation.

Income received by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax treaties and conventions between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the value of a Fund’s total assets at the close of its taxable year consists of securities of foreign corporations, the Fund may be able to elect to “pass through” to the Fund’s shareholders the amount of eligible foreign income and similar taxes paid by the Fund. If this election is made, a shareholder generally subject to tax will be required to include in gross income (in addition to taxable dividends actually received) his or her pro rata share of the foreign taxes paid by the Fund, and may be entitled either to deduct (as an itemized deduction) his or her pro rata share of foreign taxes in computing his or her taxable income or to use it as a foreign tax credit against his or her U.S. federal income tax liability, subject to certain limitations. In particular, a shareholder must hold his or her shares (without protection from risk of loss) on the ex-dividend date and for at least 15 more days during the 30-day period surrounding the ex-dividend date to be eligible to claim a foreign tax credit with respect to a gain dividend. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Each shareholder will be notified within 60 days after the close of the Fund’s taxable year whether the foreign taxes paid by the Fund will “pass through” for that year.

Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder’s U.S. tax attributable to his or her total foreign source taxable income. For this purpose, if the pass-through election is made, the source of the Fund’s income will flow through to shareholders of the Fund. With respect to a Fund, gains from the sale of securities will be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuation gains from foreign currency-denominated debt securities, receivables and payables will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income, and to certain other types of income. A shareholder may be unable to claim a credit for the full amount of his or her proportionate share of the foreign taxes paid by the Fund.

Foreign Shareholders.

Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership (“foreign shareholder”), depends on whether the income from a Fund is “effectively connected” with a U.S. trade or business carried on by such shareholder.

If the income from a Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, subject to the discussion below with respect to “interest-related dividends” and “short-term capital gain dividends,” ordinary income dividends (including dividends that would otherwise be treated as qualified dividends to an applicable non-foreign shareholder) paid to such foreign shareholder will be subject to a 30% U.S. withholding tax (or lower applicable treaty rate) upon the gross amount of the dividend.  Such foreign shareholder would generally be exempt from U.S. federal income tax, including withholding tax, on gains realized on the sale of shares of a Fund, capital gain dividends and capital gains retained by a Fund.

U.S. withholding tax generally does not apply to amounts designated by a Fund as an “interest-related dividend” or a “short-term capital gain dividend.” The aggregate amount treated as an interest-related dividend for a year is limited to the Fund’s qualified net interest income for the year, which is the excess of the sum of the Fund’s qualified interest income (generally, its U.S.-source interest income) over the deductions properly allocable to such income.  The aggregate amount treated as a “short-term capital gain dividend” is limited to the excess of the Fund’s net short-term capital gain over its net long-term capital loss. In order to qualify for this exemption from withholding, a foreign investor needs to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN, W-8BEN-E or substitute Form). In the case of shares held through an intermediary, the intermediary may withhold even if the Fund reported the payment as qualified net interest income or qualified short-term capital gain. Foreign investors should contact their intermediaries with respect to the application of these rules to their accounts.

If the income from a Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then any dividends, and any gains realized upon the sale or redemption of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations.

In the case of foreign noncorporate shareholders, a Fund may be required to withhold backup withholding taxes at the applicable rate on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the Fund with proper notification of their foreign status.

Both dividends in respect of stock of the Fund, and, after December 31, 2018, gross proceeds from the sale of stock of the Fund, held by or through certain foreign financial institutions (including investment funds), require withholding tax at a rate of 30%, unless various certification, information reporting, due diligence and other applicable requirements (different from, and in addition to, those described above) are satisfied.  Payments to a foreign financial institution generally will be subject to withholding unless, among other things, it enters into an agreement with the U.S. Treasury to obtain information with respect to and report on accounts held by certain U.S. persons or U.S. owned foreign entities, and to withhold on payments made to certain account holders.  Payments to a foreign entity that is not a foreign financial institution generally will be subject to withholding if such entity or another non-financial foreign entity is the beneficial owner of the payment unless, among things, the beneficial owner or payee either certifies that the beneficial owner of the payment does not have any “substantial United States owners” or provides certain identifying information with respect to each of its substantial United States owners.  Alternatively, such payments may be exempt from U.S. withholding pursuant to an intergovernmental approach whereby the government of a foreign country enters into an agreement with the U.S. Treasury providing for the collection and reporting of specified financial information.  Payments that are taken into account as effectively connected income are not subject to these withholding rules.  Foreign shareholders should consult their own tax advisers as to the applicability and consequences of this new legislation to them.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty might be different from those described herein.  Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund, including the applicability of foreign taxes.

Cost Basis Reporting.

A Fund is generally required by law to report to shareholders and the IRS on Form 1099-B “cost basis” information for shares of the Fund acquired on or after January 1, 2012, and sold or redeemed after that date. Upon a disposition of such shares, a Fund will be required to report the adjusted cost basis, the gross proceeds from the disposition, and the character of realized gains or losses attributable to such shares. These requirements do not apply to investments through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement plan. The “cost basis” of a share is generally its purchase price adjusted for dividend reinvestments, returns of capital, and other corporate actions. “Cost basis” is used to determine whether a sale or other disposition of the shares results in a gain or loss.

The Fund will permit shareholders to elect among several IRS-accepted cost basis methods to determine the cost basis in their shares. If a shareholder does not affirmatively elect a cost basis method, then the Fund’s default cost basis calculation method, which is currently the average cost method, will be applied to their account. Non-Covered shares (those shares purchased before January 1, 2012 and those shares that do not have complete cost basis information, regardless of purchase date) will be used first for any redemptions made after January 1, 2012, regardless of your cost basis method of election unless you have chosen the specific identification method and have designated covered shares (those purchased after January 1, 2012) at the time of your redemption. The cost basis method elected or applied may not be changed after the settlement date of a sale of shares.

If a shareholder holds shares through a broker, the shareholder should contact that broker with respect to the reporting of cost basis information.

Shareholders are urged to consult their tax advisers regarding specific questions with respect to the application of the new cost basis reporting rules and, in particular, which cost basis calculation method to elect.

Effect of Future Legislation, Foreign, State and Local Tax Considerations.

The foregoing general discussion of U.S. federal income and excise tax consequences is based on the Code and the Treasury Regulations issued thereunder as in effect on the date of this SAI.  Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein and any such changes or decisions may have a retroactive effect.

Rules of foreign, state and local taxation of ordinary income dividends, qualified dividends, exempt-interest dividends and capital gain dividends from regulated investment companies may differ from the rules for U.S. federal income taxation described above.  Shareholders are urged to consult their tax advisers as to the consequences of these and other foreign, state and local tax rules affecting an investment in a Fund.

ORGANIZATION OF THE TRUST

As a Delaware statutory trust entity, the Trust need not hold regular annual shareholder meetings and, in the normal course, does not expect to hold such meetings. The Trust, however, must hold shareholder meetings for such purposes as, for example: (1) approving certain agreements as required by the 1940 Act; (2) changing fundamental investment objectives, policies, and restrictions of the Funds; and (3) filling vacancies on the Board of Trustees of the Trust in the event that less than a majority of the Trustees were elected by shareholders. Under the Trust’s Amended and Restated Agreement and Declaration of Trust, each Trustee will continue in office until the termination of the Trust or his/her earlier death, incapacity, resignation or removal. Vacancies may be filled by a majority of the remaining Trustees, except insofar as the 1940 Act may require the election by shareholders. Therefore, the Trust expects that there will be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders or unless matters arise requiring a vote of shareholders under the Amended and Restated Agreement and Declaration of Trust or the 1940 Act. At such time, the Trustees then in office will call a shareholders meeting. In addition, holders of record of not less than two-thirds of the outstanding shares of the Trust may remove a Trustee from office by a vote cast in person or by proxy at a shareholder meeting called for that purpose at the request of holders of 10% or more of the outstanding shares of the Trust. The Funds have the obligation to assist in such shareholder communications. Except as set forth above, Trustees will continue in office and may appoint successor Trustees.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Funds’ independent registered public accounting firm is Cohen Fund Audit Services, located at 1350 Euclid Avenue, Suite 800, Cleveland, Ohio 44115. Shareholders will receive annual financial statements, together with a report of the independent registered public accountants, and semiannual unaudited financial statements of the Funds. The independent registered public accountants will report on the Funds’ annual financial statements, review certain regulatory reports and the Funds’ income tax returns, and perform other professional accounting, auditing, tax and advisory services when engaged to do so by the Funds.

LEGAL MATTERS

Legal advice regarding certain matters relating to the federal securities laws applicable to the Funds and the offer and sale of their shares provided by Morrison & Foerster LLP, 250 West 55th Street, New York, New York 10019.

FINANCIAL STATEMENTS

The financial statements for the Funds are incorporated by reference to the Annual Report for the fiscal period ended June 30, 2015.

You can obtain a copy of the financial statements contained in the Funds’ Annual or Semi-Annual Report without charge by calling the Fund at 1-800-539-3863.

While this SAI and each Prospectus describe pertinent information about the Trust and the Funds, neither this SAI nor any Prospectus can represent a contract between the Trust or the Fund and any shareholder.

APPENDIX A - RATINGS

DESCRIPTION OF MOODY’S CORPORATE BOND RATINGS

Aaa. Bonds rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of these issues.

Aa. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa. Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba. Bonds which are rated Ba are judged to have speculative elements; their future payments cannot be considered as well assured. Often the protection of interest and principal may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Moody’s applies the numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through B. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

DESCRIPTION OF MOODY’S MUNICIPAL BOND RATINGS

Aaa. Bonds which are rated Aaa are judged to be of the best quality and carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa. Bonds which are rated Aa are judged to be of high quality by all standards. They are rated lower than the Aaa bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which made the long-term risks appear somewhat larger than in Aaa securities.

A. Bonds which are rated A are judged to be upper medium grade obligations. Security for principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa. Bonds which are rated Baa are considered as medium grade obligations, i.e.; they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba. Bonds which are rated Ba are judged to have speculative elements and their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and therefore not well safeguarded during both good and bad times. Uncertainty of position characterizes bonds in this class.

B. Bonds which are rated B generally lack the characteristics of a desirable investment. Assurance of interest and principal payments or of other terms of the contract over long periods may be small.

Caa. Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be elements of danger present with respect to principal or interest.

DESCRIPTION OF S&P CORPORATE BOND RATINGS

AAA. Bonds rated AAA have the highest rating assigned by S&P to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA. Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.

A. Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BB. Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

BB and B. Bonds rated BB and B are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB represents a lower degree of speculation than B. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

DESCRIPTION OF S&P’S MUNICIPAL BOND RATINGS

AAA. Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA. Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree. The AA rating may be modified by the addition of a plus or minus sign to show relative standing within the AA rating category.

A. Debt rated A is regarded as safe. This rating differs from the two higher ratings because, with respect to general obligation bonds, there is some weakness that, under certain adverse circumstances, might impair the ability of the issuer to meet debt obligations at some future date. With respect to revenue bonds, debt service coverage is good but not exceptional and stability of pledged revenues could show some variations because of increased competition or economic influences in revenues.

BBB. Bonds rated BBB are regarded as having adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this capacity than for bonds in the A category.

BB. Debt rated BB has less near-term vulnerability to default than other speculative grade debt, however, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payment.

B. Debt rated B has a greater vulnerability to default bit presently has the capacity to meet interest and principal payments. Adverse business, financial or economic conditions would likely impair capacity or willingness to pay interest and repay principal.

CCC. Debt rated CCC has a current identifiable vulnerability to default and is dependent upon favorable business, financial and economic conditions to meet timely payments of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

DESCRIPTION OF FITCH’S MUNICIPAL BOND RATINGS

Debt rated “AAA”, the highest rating by Fitch, is considered to be of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

Debt rated “AA” is regarded as very high credit quality. The obligor’s ability to pay interest and repay principal is very strong.

Debt rated “A” is of high credit quality. The obligor’s ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than debt with higher ratings.

Debt rated “BBB” is of satisfactory credit quality. The obligor’s ability to pay interest and repay principal is adequate, however a change in economic conditions may adversely affect timely payment.

Debt rated “BB” is considered speculative. The obligor’s ability to pay interest and repay principal may be affected over time by adverse economic changes, however, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

Debt rated “B” is considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor’s limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

Debt rated “CCC” has certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

Plus (+) and minus (-) signs are used with a rating symbol (except AAA) to indicate the relative position within the category.

DESCRIPTION OF MOODY’S RATINGS OF STATE AND MUNICIPAL NOTES AND OTHER SHORT-TERM LOANS

Moody’s ratings for state and municipal notes and other short-term loans are designated “Moody’s Investment Grade” (“MIG”). Such ratings recognize the differences between short-term credit risk and long-term risk. A short-term rating designated VMIG may also be assigned on an issue having a demand feature. Factors affecting the liquidity of the borrower and short-term cyclical elements are critical in short-term borrowing. Symbols used will be as follows:

MIG-l/VMIG-1. This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG-2/VMIG-2. This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

DESCRIPTION OF S&P’S RATINGS OF STATE AND MUNICIPAL NOTES AND OTHER SHORT-TERM LOANS

Standard & Poor’s tax exempt note ratings are generally given to such notes that mature in three years or less. The two higher rating categories are as follows:

SP-1.Very strong or strong capacity to pay principal and interest. These issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

SP-2.Satisfactory capacity to pay principal and interest.

DESCRIPTION OF COMMERCIAL PAPER RATINGS

Commercial paper rated Prime-l by Moody’s are judged by Moody’s to be of the best quality. Their short-term debt obligations carry the smallest degree of investment risk. Margins of support for current indebtedness are large or stable with cash flow and asset protection well insured. Current liquidity provides ample coverage of near-term liabilities and unused alternative financing arrangements are generally available. While protective elements may change over the intermediate or longer term, such changes are most unlikely to impair the fundamentally strong position of short-term obligations.

Issuers (or related supporting institutions) rated Prime-2 have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Commercial paper rated A by S&P have the following characteristics. Liquidity ratios are better than industry average. Long-term debt rating is A or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow are in an upward trend. Typically, the issuer is a strong company in a well-established industry and has superior management. Issuers rated A are further refined by use of numbers 1, 2, and 3 to denote relative strength within this highest classification. Those issuers rated A-1 that are determined by S&P to possess overwhelming safety characteristics are denoted with a plus (+) sign designation.

Fitch’s commercial paper ratings represent Fitch’s assessment of the issuer’s ability to meet its obligations in a timely manner. The assessment places emphasis on the existence of liquidity. Ratings range from F-1+ which represents exceptionally strong credit quality to F-4 which represents weak credit quality.

PART C

OTHER INFORMATION

Item 28.  Exhibits

(a)	Articles of Incorporation.

(1)(a)

Registrant’s Amended Agreement and Declaration of Trust, previously filed on July 19, 2013 as an exhibit to Post-Effective Amendment No. 12 to the Registrant’s Registration Statement, is hereby incorporated by reference.

(1)(b)

Registrant’s Amended and Restated Agreement and Declaration of Trust, previously filed on October 27, 2015 as an exhibit to Post-Effective Amendment No. 40 to the Registrant’s Registration Statement, is hereby incorporated by reference.

(1)(c)

Amendment to Amended and Restated Agreement and Declaration of Trust, previously filed on October 28, 2015 as an exhibit to Post-Effective Amendment No. 41 to the Registrant’s Registration Statement, is hereby incorporated by reference.

	(2)(a)	Registrant’s Certificate of Trust, previously filed on May 4, 2012 as an exhibit to the Registrant’s Registration Statement, is hereby incorporated by reference.

(2)(b)

Certificate of Amendment to Registrant’s Certificate of Trust, previously filed on October 27, 2015 as an exhibit to Post-Effective Amendment No. 40 to the Registrant’s Registration Statement, is hereby incorporated by reference.

(b)

By-Laws., Amended and Restated May 1, 2015, previously filed on June 26, 2015 as an exhibit to Post-Effective Amendment No. 30 to the Registrant’s Registration Statement, is hereby incorporated by reference.

(c)	Instruments Defining Rights of Security Holder. None other than in the Amended Agreement and Declaration of Trust and By-Laws of the Registrant.

(d)	Investment Advisory Contracts.

(1)(a)

Investment Advisory Agreement dated May 1, 2015, between Registrant and Victory Capital Management Inc. (“Victory Capital” or the “Adviser”), previously filed on June 26, 2015 as an exhibit to Post-Effective Amendment No. 30 to the Registrant’s Registration Statement, is hereby incorporated by reference.

(1)(b)

Schedule A to Advisory Agreement dated May 1, 2015, previously filed on June 26, 2015 as an exhibit to Post-Effective Amendment No. 30 to the Registrant’s Registration Statement, is hereby incorporated by reference.

(1)(c)

Schedule A to Advisory Agreement dated May 1, 2015, current as of May 21, 2015, previously filed on June 26, 2015 as an exhibit to Post-Effective Amendment No. 30 to the Registrant’s Registration Statement, is hereby incorporated by reference.

(2)

Investment Advisory Agreement dated May 1, 2015, between CEMPCSVWF Fund Limited and Victory Capital, previously filed on June 26, 2015 as an exhibit to Post-Effective Amendment No. 30 to the Registrant’s Registration Statement, is hereby incorporated by reference.

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(3)

Investment Advisory Agreement dated May 1, 2015, between CEMPCLSSF Fund Limited and Victory Capital, previously filed on June 26, 2015 as an exhibit to Post-Effective Amendment No. 30 to the Registrant’s Registration Statement, is hereby incorporated by reference.

(e)	Underwriting Contracts.

(1)

Form of Distribution Agreement dated July 1, 2015 with Quasar Distributors, LLC (“Quasar”) with respect to each exchange-traded fund series of the Registrant, previously filed on July 7, 2015 as an exhibit to Post-Effective Amendment No. 32 to the Registrant’s Registration Statement, is hereby incorporated by reference.

(2)

Form of Authorized Participant Agreement with respect to each exchange-traded fund series of the Registrant, previously filed on June 27, 2014 as an exhibit to Post-Effective Amendment No. 24 to the Registrant’s Registration Statement, is hereby incorporated by reference.

(3)(a)

Distribution Agreement with Victory Capital Advisers, Inc. (“VCA”) with respect to each mutual fund series of the Registrant, previously filed on October 28, 2015 as an exhibit to Post-Effective Amendment No. 41 to the Registrant’s Registration Statement, is hereby incorporated by reference.

(3)(b)

Amendment dated August 19, 2015 to the Distribution Agreement with VCA with respect to each mutual fund series of the Registrant, previously filed on October 28, 2015 as an exhibit to Post-Effective Amendment No. 41 to the Registrant’s Registration Statement, is hereby incorporated by reference.

(f)	Bonus or Profit Sharing Contracts. None.

(g)	Custodian Agreements.

(1)(a)

Custody Agreement with U.S. Bank National Association (“US Bank”) respect to each mutual fund series of the Registrant, previously filed on October 29, 2012 as an exhibit to Pre-Effective Amendment No. 3 to the Registrant’s Registration Statement, is hereby incorporated by reference.

(1)(b)

Amendment dated July 1, 2015 to the Custody Agreement with respect to each exchange-traded fund series of the Registrant, previously filed on July 7, 2015 as an exhibit to Post-Effective Amendment No. 32 to the Registrant’s Registration Statement, is hereby incorporated by reference.

(2)(a)

Global Custodial Services Agreement with respect to each mutual fund series of the Registrant, dated August 5, 2008 with CitiBank, N.A., previously filed on October 28, 2015 as an exhibit to Post-Effective Amendment No. 41 to the Registrant’s Registration Statement, is hereby incorporated by reference.

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(2)(b)

Amended Fund Appendix with respect to each mutual fund series of the Registrant, dated May 22, 2014 with CitiBank, N.A., previously filed on October 28, 2015 as an exhibit to Post-Effective Amendment No. 41 to the Registrant’s Registration Statement, is hereby incorporated by reference.

(2)(c)

Amendment and Joinder to the Global Custodial Services Agreement with respect to each mutual fund series of the Registrant, dated August 19, 2015 with (“Citi”), previously filed on October 28, 2015 as an exhibit to Post-Effective Amendment No.  41 to Registrant’s Registration Statement, is hereby incorporated by reference.

(h)	Other Material Contracts.

(1)(a)

Fund Administration Servicing Agreement with U.S. Bancorp Fund Services, LLC (“USBFS”) with respect to each exchange-traded fund series of the Registrant, previously filed on June 27, 2014 as an exhibit to Post-Effective Amendment No. 24 to the Registrant’s Registration Statement, is hereby incorporated by reference.

(1)(b)

Amendment dated July 1, 2015 to the Fund Administration Servicing Agreement with USBFS with respect to each exchange-traded fund series of the Registrant, previously filed on July 7, 2015 as an exhibit to Post-Effective Amendment No. 32 to the Registrant’s Registration Statement, is hereby incorporated by reference.

(2)(a)

Administration and Fund Accounting Agreement with respect to each mutual fund series of the Registrant, dated July 1, 2006 with Victory Capital Management Inc., previously filed on October 28, 2015 as an exhibit to Post-Effective Amendment No. 41 to the Registrant’s Registration Statement, is hereby incorporated by reference.

(2)(b)

Amendment dated July 1, 2009 to the Administration and Fund Accounting Agreement with respect to each mutual fund series of the Registrant, previously filed on October 28, 2015 as an exhibit to Post-Effective Amendment No. 41 to the Registrant’s Registration Statement, is hereby incorporated by reference.

(2)(c)

Amendment No. 2 dated July 1, 2012 to the Administration and Fund Accounting Agreement with respect to each mutual fund series of the Registrant, previously filed on October 28, 2015 as an exhibit to Post-Effective Amendment No. 41 to the Registrant’s Registration Statement, is hereby incorporated by reference.

(2)(d)

Amendment No. 3 dated May 21, 2015 to the Administration and Fund Accounting Agreement with respect to each mutual fund series of the Registrant, previously filed on October 28, 2015 as an exhibit to Post-Effective Amendment No. 41 to the Registrant’s Registration Statement, is hereby incorporated by reference.

(2)(e)

Amendment No. 4 dated August 19, 2015 to the Administration and Fund Accounting Agreement, with respect to each mutual fund series of the Registrant, previously filed on October 28, 2015 as an exhibit to Post-Effective Amendment No. 41 to the Registrant’s Registration Statement, is hereby incorporated by reference.

(3)(a)

Transfer Agent Servicing Agreement with USBFS with respect to each exchange-traded fund series of the Registrant, previously filed on June 27, 2014 as an exhibit to Post-Effective Amendment No. 24 to the Registrant’s Registration Statement, is hereby incorporated by reference.

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(3)(b)

Amendment dated July 1, 2015 to the Transfer Agent Servicing Agreement with USBFS with respect to each exchange-traded fund series of the Registrant, previously filed on July 7, 2015 as an exhibit to Post-Effective Amendment No. 32 to the Registrant’s Registration Statement, is hereby incorporated by reference.

(4)

Form of Transfer Agency Agreement with FIS Investor Services LLC. (“FIS”) with respect to each mutual fund series of the Registrant, previously filed on October 28, 2015 as an exhibit to Post-Effective Amendment No. 41 to the Registrant’s Registration Statement, is hereby incorporated by reference.

(5)(a)

Fund Accounting Servicing Agreement with USBFS with respect to each exchange-traded fund series of the Registrant is, previously filed on June 27, 2014 as an exhibit to Post-Effective Amendment No. 24 to the Registrant’s Registration Statement, is hereby incorporated by reference.

(5)(b)

Amendment dated July 1, 2015 to the Fund Accounting Servicing Agreement with USBFS with respect to each exchange-traded fund series of the Registrant, previously filed on July 7, 2015 as an exhibit to Post-Effective Amendment No. 32 to the Registrant’s Registration Statement, is hereby incorporated by reference.

(6)(a)

Expense Limitation Agreement dated as of December 2, 2015, between Registrant and Victory Capital, previously filed on June 26, 2015 as an exhibit to Post-Effective Amendment No. 30 to the Registrant’s Registration Statement, is hereby incorporated by reference.

(6)(b)

Schedule A to Expense Limitation Agreement dated May 1, 2015, current as of May 21, 2015, previously filed on December 22, 2015 as an exhibit to Post-Effective Amendment No. 44 to the Registrant’s Registration Statement, is hereby incorporated by reference.

(i)(1)

Opinions of Morrison & Foerster LLP dated July 7, 2015 and Morris Nichols Arsht & Tunnell LLP dated July 7, 2015 relating to the Compass EMP US Small Cap 500 Volatility Weighted Index ETF, Compass EMP International 500 Volatility Weighted Index ETF, Compass EMP Emerging Market 500 Volatility Weighted Index ETF, Compass EMP US Large Cap High Dividend 100 Volatility Weighted Index ETF, Compass EMP US Small Cap High Dividend 100 Volatility Weighted Index ETF, Compass EMP International High Dividend 100 Volatility Weighted Index ETF and Compass EMP Emerging Market High Dividend 100 Volatility Weighted Index ETF, previously filed on July 7, 2015 as an exhibit to Post-Effective Amendment No. 32 to the Registrant’s Registration Statement, is hereby incorporated by reference.

(i)(2)

Opinions of Morrison & Foerster LLP dated September 25, 2015 and Morris Nichols Arsht & Tunnell LLP dated September 25, 2015 relating to the Compass EMP US High Dividend 100 Volatility Weighted Fund and Compass EMP US EQ Income 100 Enhanced Volatility Weighted Fund, previously filed on September 25, 2015 as an exhibit to Post-Effective Amendment No. 38 to the Registrant’s Registration Statement, is hereby incorporated by reference.

(i)(3)

Opinions of Morrison & Foerster LLP dated October 28, 2015 and Morris Nichols Arsht & Tunnell LLP dated October 28, 2015 relating to the Victory CEMP US 500 Volatility Wtd Index Fund — Class R6 and Victory CEMP US 500 Enhanced Volatility Wtd Index Fund — Class R6, previously filed on October 28, 2015 as an exhibit to Post-Effective Amendment No. 41 to the Registrant’s Registration Statement, is hereby incorporated by reference.

(i)(4)	Consent of Morrison & Foerster LLP. (filed herewith)

(i)(5)	Consent of BBD LLP. (filed herewith)

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(j)	Other Opinions. None.

(k)	Omitted Financial Statements. None.

(l)

Initial Capital Agreements. Subscription Agreement between the Trust and the Initial Investor, previously filed on September 5, 2012 as an exhibit to Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement, is hereby incorporated by reference.

(m)	Rule 12b-1 Plans.

(1)(a)

Revised Class A Master Distribution Plan Pursuant to Rule 12b-1 with respect to each mutual fund series of the Registrant, previously filed on March 29, 2013 as an exhibit to Post-Effective Amendment No. 7 to the Registrant’s Registration Statement, is hereby incorporated by reference.

(1)(b)

Amended Exhibit A dated as of May 21, 2015, previously filed on October 28, 2015 as an exhibit to Post-Effective Amendment No. 41 to the Registrant’s Registration Statement, is hereby incorporated by reference.

(2)(a)

Revised Class C Master Distribution Plan Pursuant to Rule 12b-1 with respect to each mutual fund series of the Registrant, previously filed on March 29, 2013 as an exhibit to Post-Effective Amendment No. 7 to the Registrant’s Registration Statement, is hereby incorporated by reference.

(2)(b)

Amended Exhibit A dated as of May 21, 2015, previously filed on October 28, 2015 as an exhibit to Post-Effective Amendment No. 41 to the Registrant’s Registration Statement, is hereby incorporated by reference.

(3)(a)

Plan of Distribution Pursuant to Rule 12b-1 with respect to each exchange-traded fund series of the Registrant, previously filed on June 27, 2014 as an exhibit to Post-Effective Amendment No. 24 to the Registrant’s Registration Statement, is hereby incorporated by reference.

(3)(b)

Amended Schedule A dated as of May 21, 2015 to the Plan of Distribution Pursuant to Rule 12b-1 with respect to each exchange-traded fund series of the Registrant, previously filed on July 7, 2015 as an exhibit to Post-Effective Amendment No. 32 to the Registrant’s Registration Statement, is hereby incorporated by reference.

(n)	Rule 18f-3 Plan

(1)

Amended and Restated Rule 18f-3 Plan effective as of August 19, 2015, previously filed on December 22, 2015 as an exhibit to Post-Effective Amendment No. 44 to the Registrant’s Registration Statement, is hereby incorporated by reference.

(o)	Reserved.

(p)	Codes of Ethics.

5

(1)	Code of Ethics for the Trust, previously filed on October 28, 2015 as an exhibit to Post-Effective Amendment No. 41 to the Registrant’s Registration Statement, is hereby incorporated by reference.

(2)	Code of Ethics for Victory Capital, filed on February 26, 2016 as an Exhibit to Post-Effective Amendment No. 137 to Victory Portfolio’s registration statement, is hereby incorporated by reference.

(3)	Code of Ethics for Quasar, previously filed on June 27, 2014 as an exhibit to Post-Effective Amendment No. 24 to the Registrant’s Registration Statement, is hereby incorporated by reference.

Powers of Attorney of Leigh A. Wilson, David Brooks Adcock, Nigel D. T. Andrews, E. Lee Beard, David C. Brown, Sally M. Dungan, John L. Kelly and David L. Meyer, previously filed on July 1, 2016 as an exhibit to Post-Effective Amendment No. 47 to the Registrant’s Registration Statement, is hereby incorporated by reference.

Powers of Attorney for each of CEMPCLSSF Fund Limited and CEMPCSVWF Fund Limited, previously filed on June 26, 2015 as an exhibit to Post-Effective Amendment No. 30 to the Registrant’s Registration Statement, is hereby incorporated by reference.

Item 29.  Control Persons.

None.

Item 30.  Indemnification.

Reference is made to Article VIII of the Registrant’s Amended and Restated Agreement and Declaration of Trust, Section 10 of the Investment Advisory Agreement,  Articles 6 and 7 of the Distribution Agreement with Quasar, Section 8 of the Distribution Agreement with VCA, Article X of each Custody Agreement with US Bank, Section 12 of the Global Custodial Services Agreement with Citi, Section 9 of the Fund Accounting Servicing Agreement with USBFS, Section 6 of the Fund Administration Servicing Agreement with USBFS, Section 9 of the Administration and Fund Accounting Agreement with Victory Capital, Section 7 of the Transfer Agent Servicing Agreement with USBFS and Section 13 of the Form of Transfer Agency Agreement with FIS. The application of these provisions is limited by the following undertaking set forth in the rules promulgated by the Securities and Exchange Commission:

Article VIII, Section 2(b) provides that every note, bond, contract, instrument, certificate or undertaking and every other act or document whatsoever issued, executed or done by or on behalf of the Trust, the officers or the Trustees or any of them in connection with the Trust shall be conclusively deemed to have been issued, executed or done only in such Person’s capacity as Trustee and/or as officer, and such Trustee or officer, as applicable, shall not be personally liable therefore, except as described in the last sentence of the first paragraph of Section 2 of Article VIII.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in such Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a trustee, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in such Act and will be governed by the final adjudication of such issue. The Registrant may maintain a standard mutual fund and investment advisory professional and directors and officers liability policy. The policy, if maintained, would provide coverage to the Registrant, its Trustees and officers, and could cover its advisers, among others. Coverage under the policy would include losses by reason of any act, error, omission, misstatement, misleading statement, neglect or breach of duty.

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The Investment Advisory Agreement between Adviser and the Registrant provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Adviser, or a breach of fiduciary duty with respect to receipt of compensation, neither the Adviser nor any of its directors, officers, shareholders, agents, or employees shall be liable or responsible to the Trust, the Funds or to any shareholder of the Funds for any error of judgment or mistake of law or for any act or omission in the course of, or connected with, rendering services hereunder or for any loss suffered by the Trust, a Fund or any shareholder of a Fund in connection with the performance of the agreement.

The Administration and Fund Accounting Agreement provides that Registrant will indemnify and hold harmless Victory Capital, and its employees, agents, directors, officers and nominees from and against any claims, demands, actions, suits, judgments, liabilities, losses, damages, costs, charges, counsel fees and other expenses including reasonable investigation expenses resulting directly and proximately from Victory Capital’s performance of the Services (as defined in the agreement) or based, if applicable, upon its reasonable reliance on information, records, instructions or requests pertaining to the Services, that are given or made to it by Registrant, or other authorized agents of Registrant with which Victory Capital must interface in providing the Services; provided that the indemnification does not apply to actions or omissions of Victory Capital involving bad faith, willful misfeasance, negligence or reckless disregard by it of its obligations and duties.

The Form of Transfer Agency Agreement with FIS provides that Registrant will indemnify and hold harmless FIS, its employees, agents, directors, officers and nominees from and against any and all claims, demands, actions and suits, and from and against any and all judgments, liabilities, losses, damages, costs, charges, counsel fees and other expenses of every nature and character arising out of or in any way relating to FIS’s actions taken or omissions with respect to the performance of services under the agreement or based, if applicable, upon reasonable reliance on information, records, instructions or requests given or made to FIS by Registrant, the investment adviser, fund accountant, administrator, sub-administrator or custodian thereof; provided that the indemnification does not apply to actions or omissions of FIS in cases of its own bad faith, willful misfeasance, negligence (gross negligence with respect to Portal Services) or reckless disregard by it of its obligations and duties.

The Distribution Agreement with Quasar provides that the Trust agrees to indemnify, defend and hold harmless Quasar (the “Distributor” as used in this section) and each of its directors and officers and each person, if any, who controls the Distributor against any loss, liability, claim, damages or expense (i) arising by reason of any person acquiring any shares or creation units, based upon the ground that the registration statement, prospectus, shareholder reports or other information filed or made public by the Trust included an untrue statement or alleged untrue statement of a material fact or an omission or alleged omission to state a material fact required to be stated or necessary to make the statements made therein not misleading or (ii) any breach of any representation, warranty or covenant made by the Trust in the Distribution Agreement. However, the Trust does not agree to indemnify the Distributor or hold it harmless to the extent that the statement or omission was made in reliance upon, and in conformity with, information furnished to the Trust by or on behalf of the Distributor. In no case is the indemnity of the Trust to be deemed to protect the Distributor against any liability to the Trust or its shareholders to which the Distributor or such person otherwise would be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

Additionally, the Distributor agrees that it will indemnify and hold harmless the Trust and each of its Trustees and officers and each person who controls the Trust, against any loss, liability, damages, claim or expense based upon the Securities Act of 1933 or any other statute or common law and arising by reason of any person acquiring any shares or creation units, and alleging a wrongful act of the Distributor or any of its employees or alleging that the registration statement, prospectus, shareholder reports or other information filed or made public by the Trust included an untrue statement of a material fact or omitted to state a material fact required to be stated or necessary to make the statements not misleading, insofar as the statement or omission was made in reliance upon and in conformity with information furnished to the Trust by or on behalf of the Distributor. In no case is the indemnity of the Distributor in favor of the Trust or any other person indemnified to be deemed to protect the Trust or any other person against any liability to which the Trust or such other person would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this agreement.

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The Distribution Agreement with VCA provides that Registrant will indemnify and hold harmless VCA, its several officers and directors, and any person who controls VCA within the meaning of Section 15 of the Securities Act, from and against any losses, claims, damages or liabilities, joint or several, to which any of them may become subject (a) as the result of acting as distributor of the Funds and entering into selling agreements, shareholder servicing agreements, or similar agreements with financial intermediaries on behalf of Registrant; (b) under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of, or are based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, the Prospectuses or in any application or other document (collectively, “Trust Materials”) executed by or on behalf of Registrant, (ii) information furnished by or on behalf of Registrant filed in any state in order to qualify the Shares under the securities or blue sky laws thereof (“Blue Sky Application”), (iii) any omission or alleged omission to state in any Trust Materials or Blue Sky Application a material fact required to be stated therein or necessary to make the statements therein not misleading, or (iv) any Registrant -related advertisement or sales literature that contains any untrue statement, or alleged untrue statement, of a material fact, or any omission, or alleged omission, to state a material fact required to be stated therein to make the statements therein not misleading, due to actions by a Fund or its investment adviser that are contrary to statements made in such advertisements or sales literature; or (c) arising out of or based upon the electronic processing of orders over the Internet at the Registrant’s request, and will reimburse VCA, its several officers and directors, and any person who controls VCA within the meaning of Section 15 of the Securities Act, for any legal or other expenses reasonably incurred by any of them in investigating, defending, or preparing to defend any such action, proceeding or claim; provided, however, that Registrant shall not be liable in any case to the extent that such loss, claim, damage or liability arises out of, or is based upon, (A) any untrue statement, alleged untrue statement, or omission or alleged omission made in the Registration Statement, the Prospectuses, any Blue Sky Application or any application or other document executed by or on behalf of Registrant in reliance upon and in conformity with written information furnished to Registrant by or on behalf of and with respect to VCA specifically for inclusion therein, or (B) the willful misfeasance, bad faith or negligence of VCA in the performance of its duties or VCA’s reckless disregard of its obligations and duties under the agreement.

Item 31.  Activities of Investment Adviser.

The Adviser is a wholly-owned subsidiary of Victory Capital Holdings, Inc. (“VCH”). A majority of the equity interest in VCH is owned by Crestview Partners, through one or more investment vehicles, with employees of the Adviser owning a substantial minority interest in VCH. The Adviser provides investment advisory services to institutional clients including corporations, non-profits, public funds, Taft-Harley and sub-advisory clients. The Adviser offers domestic and international equity and domestic fixed income strategies to investors through a variety of products, including mutual funds, separate accounts, and collective trust funds. As of March 31, 2016, the Adviser managed or advised assets totaling in excess of $33.5 billion. The Adviser’s principal offices are located at 4900 Tiedeman Road, 4th Floor, Brooklyn, OH 44144, with additional offices in New York, New York, Birmingham, Michigan, Brentwood, Tennessee, Boston, Massachusetts, Rocky River, Ohio, Cincinnati, Ohio and Denver, Colorado.

To the knowledge of Registrant, none of the directors or officers of the Adviser, except those set forth below, is or has been at any time during the past two calendar years engaged in any other business, profession, vocation or employment of a substantial nature.

The principal executive officers and directors of Adviser and VCH are as follows:

David C. Brown	• Director, Chairman and Chief Executive Officer of Adviser and VCH
Kelly S. Cliff	• Director, President, Investment Franchises of Adviser and VCH
Michael D. Policarpo, II	• Director, Chief Financial Officer and Treasurer of Adviser and VCH
Gregory J. Ewald	• Director, Chief Legal Officer and Secretary of Adviser and VCH

The business address of the foregoing individuals is 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144.

Item 32. Principal Underwriters.

(a)(1) Shares of the mutual fund series of Victory Portfolios II are distributed by VCA. VCA also acts as principal underwriter for Victory Portfolios, Victory Variable Insurance Funds and Victory Institutional Funds.

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(a)(2)  In addition to acting as principal underwriter for the exchange traded fund series of Victory Portfolios II, Quasar acts as the principal underwriter for the following

Academy Funds Trust	Jensen Portfolio, Inc.
Advisors Series Trust	Kirr Marbach Partners Funds, Inc.
Aegis Funds	LKCM Funds
Allied Asset Advisors Funds	LoCorr Investment Trust
Alpha Architect ETF Trust	Loeb King Trust
Alpine Equity Trust	Lord Asset Management Trust
Alpine Income Trust	MainGate Trust
Alpine Series Trust	Managed Portfolio Series
Angel Oak Funds Trust	Matrix Advisors Value Fund, Inc.
Appleton Funds	Merger Fund
Barrett Opportunity Fund, Inc.	Monetta Trust
Brandes Investment Trust	Nicholas Family of Funds, Inc.
Bridge Builder Trust	Oaktree Funds
Bridges Investment Fund, Inc.	Permanent Portfolio Family of Funds, Inc.
Brookfield Investment Funds	Perritt Funds, Inc.
Brown Advisory Funds	PRIMECAP Odyssey Funds
Buffalo Funds	Professionally Managed Portfolios
CG Funds Trust	Prospector Funds, Inc.
DoubleLine Funds Trust	Provident Mutual Funds, Inc.
ETF Series Solutions	Purisima Funds
Evermore Funds Trust	Rainier Investment Management Mutual Funds
FactorShares Trust	RBC Funds Trust
First American Funds, Inc.	SCS Financial Funds
First American Investment Funds, Inc.	Stone Ridge Trust
First American Strategy Funds, Inc.	Stone Ridge Trust II
FundX Investment Trust	Thompson IM Funds, Inc.
Glenmede Fund, Inc.	Trust for Professional Managers
Glenmede Portfolios	Trust for Advised Portfolios
Greenspring Fund, Inc.	USA Mutuals
Guinness Atkinson Funds	Victory Portfolios II
Harding Loevner Funds, Inc.	Wall Street Fund, Inc.
Hennessy Funds Trust	Westchester Capital Funds
Hotchkis & Wiley Funds	Wisconsin Capital Funds, Inc.
Intrepid Capital Management Funds Trust	WY Funds
IronBridge Funds, Inc.	YCG Funds
Jacob Funds, Inc.

(b)(1) VCA, 4900 Tiedeman Road, Brooklyn, Ohio 44144, acts solely as distributor for the investment companies listed above. The officers of VCA, all of whose principal business address is set forth above, are:

Name	Positions and Offices with Underwriter	Positions and Offices with Registrant
Michael D. Policarpo II	President	None

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Donald Inks	Financial Operations Principal, Treasurer	None
Peter Scharich	Chief Compliance Officer and AML Officer	None
Gregory J. Ewald	Chief Legal Officer and Secretary	None

(b)(2)  To the best of Registrant’s knowledge, the directors and executive officers of Quasar Distributors, LLC are as follows:

Name	Position and Offices with Underwriter	Positions and Offices with Trust
James R. Schoenike(1)	President, Board Member	None
Andrew M. Strnad(2)	Vice President, Secretary	None
Joe D. Redwine(1)	Board Member	None
Robert Kern(1)	Board Member	None
Susan LaFond(1)	Vice President, Treasurer	None
Joseph Bree(1)	Chief Financial Officer, Board Member	None
Teresa Cowan(1)	Senior Vice President, Assistant Secretary	None
John Kinsella(3)	Assistant Treasurer	None
Brett Scribner(3))	Assistant Treasurer	None

(1)Principal business address is 615 East Michigan Street, Milwaukee, Wisconsin, 53202.

(2)Principal business address is 6602 East 75th Street, Indianapolis, Indiana, 46250.

(3)Principal business address is 800 Nicollet Mall, Minneapolis, Minnesota, 55402.

(c) Not applicable.

Item 33.  Location of Accounts and Records.

All accounts, books and documents required to be maintained by the Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 through 31a-3 thereunder are maintained at the office of the Registrant, Adviser, Principal Underwriters, Administrators and Custodians at the addresses stated in the SAI.

Item 34.  Management Services. Not applicable.

Item 35.  Undertakings. Not applicable.

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 (the “Securities Act”) and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b)(1)(iii) under the Securities Act and has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of New York and State of New York on the 12th day of July, 2016.

VICTORY PORTFOLIOS II

By:	/s/ Christopher K. Dyer

Christopher K. Dyer, President (Principal Executive Officer)

Pursuant to the requirements of the Securities Act, this registration statement has been signed below by the following persons in the capacities indicated on the 12th day of July, 2016.

/s/ Christopher K. Dyer	President (Principal Executive Officer)
Christopher K. Dyer

/s/ Christopher A. Ponte	Treasurer (Principal Accounting Officer, and Principal Financial Officer)
Christopher A. Ponte

*	Chairman of the Board and Trustee
Leigh A. Wilson

*	Trustee
David Brooks Adcock

*	Trustee
Nigel D.T. Andrews

*	Trustee
E. Lee Beard

*	Trustee
David C. Brown

*	Trustee
Sally M. Dungan

*	Trustee
John L. Kelly

*	Trustee
David L. Meyer

*By:	/s/ Jay G. Baris
Jay G. Baris
Attorney-in-Fact

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